UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Money Market Portfolio
BlackRock Total Return Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund,
               Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1 – Report to Stockholders

December 31, 2010

Annual Report

BlackRock Series Fund, Inc.

} BlackRock Balanced Capital Portfolio

} BlackRock Capital Appreciation Portfolio

} BlackRock Global Allocation Portfolio

} BlackRock Government Income Portfolio

} BlackRock High Income Portfolio

} BlackRock Large Cap Core Portfolio

} BlackRock Money Market Portfolio

} BlackRock Total Return Portfolio

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beat out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product (“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underperformed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	23.27%	15.06%

US small cap equities (Russell 2000 Index)	29.38	26.85

International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

BlackRock Series Fund, Inc.
Portfolio Management Commentary

BlackRock Balanced Capital Portfolio

How did the Portfolio perform?

  Stocks outperformed bonds during the 12-month period, as the Russell 1000 Index advanced 16.10%, while the Barclays Capital US Aggregate Bond Index gained 6.54%. The Portfolio returned 9.37%, underperforming its blended benchmark (60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index), which returned 12.74% for the period.

What factors influenced performance?

  Security selection and sector positioning in the equity portion of the Portfolio detracted from overall Portfolio performance for the period. Negative performance in the information technology (IT), consumer staples and materials sectors overshadowed positive results in consumer discretionary and health care. In IT, performance was hurt by stock selection among hardware-related industries, as well as among software and semiconductor names. Positioning within the more defensive tobacco and food products industries resulted in negative results in the consumer staples sector. In materials, stock selection throughout the period resulted in a greater exposure to domestic industries versus companies that benefit from global growth, which had a negative impact on performance.

  Sector positioning in the fixed income segment of the Portfolio contributed positively to performance during the period. In particular, the Portfolio benefited from an overweight to non-government spread sectors, including commercial mortgage-backed securities (CMBS), asset-backed securities and investment-grade credit. An allocation outside the index to high yield corporate credit and non-agency residential mortgage-backed securities (MBS) also proved advantageous, as these sectors rallied over the year.

  The Portfolio’s overall allocation between equity and fixed income contributed positively to performance for the period. Relative to the benchmark, the Portfolio was overweight in stocks, which outperformed bonds for the year.

Describe recent portfolio activity.

  During the 12-month period, we made no significant tactical shifts between the Portfolio’s equity and fixed income allocations; however, market activity drove marginal changes in the Portfolio’s overall allocation.

Describe Portfolio positioning at period end.

  At the end of the period, the Portfolio was slightly overweight in equities and, accordingly, underweight in fixed income relative to the blended benchmark. Compared to the Barclays Capital US Aggregate Bond Index, the fixed income segment remained underweight in government-related sectors in favor of non-government spread sectors. It held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The equity segment maintained its pro-cyclical bias, but with a distinct balance between domestic and global cyclicals and more dependable growth names, including multinationals. Relative to the Russell 1000 Index, the equity segment’s largest overweights at period end were in the consumer discretionary and health care sectors, while the most significant underweight was in financials, followed by industrials and energy.

BlackRock Capital Appreciation Portfolio

How did the Portfolio perform?

  During the period, the Portfolio’s name was changed from BlackRock Fundamental Growth Portfolio to BlackRock Capital Appreciation Portfolio; however, the Portfolio’s investment objective and principal investment strategies remain the same.

  For the 12-month period ended December 31, 2010, the Portfolio returned 20.04%, outperforming its benchmark, the Russell 1000 Growth Index and the broad-market S&P 500 Index, which returned 16.71% and 15.06%, respectively. The following discussion of relative performance pertains to the Russell 1000 Growth Index.

What factors influenced performance?

  During the period, performance benefited from an early identification of the major enterprise information technology (IT) architecture shift toward cloud computing. Several particular holdings across different IT industries, including Salesforce.com, Inc., F5 Networks, Inc. and NetApp, Inc., appreciated sharply as they are experiencing very high growth rates as a result of this trend.

  The consumer discretionary sector also offered many compelling growth opportunities in 2010. The Portfolio was particularly successful with investments in companies with new product expansions, including Las Vegas Sands Corp. and Netflix, Inc. The Portfolio’s investments in industrials also performed very well largely due to positions in machinery.

  Conversely, stock selection in the health care sector proved to be the largest detractor during the period, with Covance, Inc., Lincare Holdings, Inc. and Dendreon Corp. posting notable declines.

  In addition, the financials sector also detracted from relative returns, as frequent developments regarding financial regulation introduced volatility to the sector and adversely impacted select holdings (notably, Wells Fargo & Co. and Moody’s Corp).

Describe recent portfolio activity.

  During the 12-month period, we continued to position the Portfolio more opportunistically, with increases in consumer discretionary and industrials coming at the expense of the health care and consumer staples sectors.

Describe Portfolio positioning at period end.

  At period end, the Portfolio held notable overweight positions in consumer discretionary and industrials, and was substantially underweight in energy and consumer staples.

BlackRock Global Allocation Portfolio

How did the Portfolio perform?

  For the 12-month period, the Portfolio returned 10.31%, underperforming its composite Reference Benchmark (the “Reference Benchmark”), which returned 11.06% and the Financial Times Stock Exchange (FTSE) World Index, which returned 12.73%. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% of the FTSE World Index (Ex US); 24% of the BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Portfolio invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Portfolio’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

  The Portfolio’s underperformance relative to the Reference Benchmark is primarily attributed to an overweight in cash and cash equivalents as markets generally advanced over the period. The Portfolio’s net currency exposure also had a negative impact on performance. With respect to the Portfolio’s equity investments, overweight positions and stock selection within Japan and Brazil detracted, as did stock selection within Hong Kong and South Korea. On a sector basis, stock selection within industrials and energy had a negative impact on returns, as did an underweight and stock selection in consumer discretionary.

  Contributing positively to performance during the period was the Portfolio’s underweight in Europe and overweights in Australia and Russia. Stock selection within Canada and Taiwan also had a positive impact. From a sector perspective, an overweight in materials benefited performance as did stock selection within the sector, driven largely by holdings in precious metal- related securities. An underweight position and stock selection in financials proved beneficial, while stock selection in health care, utilities and information technology (IT) boosted returns.

  Within the Portfolio’s fixed income portfolio, underweight exposure to European sovereign debt, including Greece, Italy and Spain, was beneficial to performance, and an overweight to emerging market debt, particularly Brazil, contributed positively. Detracting from performance was the Portfolio’s underweight position and security selection in the United States.

Describe recent portfolio activity.

  During the 12-month period, the Portfolio’s overall equity allocation increased from 58% of net assets to 65%. Within equities, exposure to the United States, Asia and Europe increased, and decreased exposure in Latin America. On a sector basis, the Portfolio’s weightings in energy, materials, consumer discretionary, IT, utilities and financials increased, while weightings in consumer staples, health care, industrials and telecommunication services (telecom) decreased.

  The Portfolio’s allocation to fixed income decreased from 34% of net assets to 25%, due primarily to our reduced holdings in US Treasury Inflation-Protected Securities, US convertible bonds, US dollar-denominated foreign convertible bonds and US dollar-denominated foreign corporate bonds. These reductions were partially offset by additions to holdings in nominal US Treasuries and US corporate bonds. Outside the United States, exposure to European sovereign bonds and Japanese government bonds decreased and exposure to UK Gilts (bonds issued by the government of the United Kingdom) increased.

  Reflecting these portfolio changes, the Portfolio’s allocation to cash and cash equivalents increased from 8% of net assets to 10%.

Describe Portfolio positioning at period end.

  Relative to its Reference Benchmark, the Portfolio ended the period overweight in equities, underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Portfolio was overweight in Asia, Latin America and Africa/Middle East, while it was underweight in Europe and the United States. On a sector basis, the Portfolio was overweight in materials, energy, telecom and health care, and underweight in consumer discretionary, financials, consumer staples, industrials, IT and utilities.

  With respect to currency exposure, the Portfolio was overweight the Brazilian real, Russian ruble, Canadian dollar, US dollar and several Asian currencies, including the Singapore dollar, Indian rupee and Malaysian ringgit. The Portfolio was underweight the euro, Japanese yen, Australian dollar and British pound.

  The Portfolio’s position in cash and cash equivalents at period end was 10% of net assets. Over the course of the 12-month period, cash helped to mitigate portfolio volatility and served as a source of funds for new investments. The Portfolio maintains its overweight in cash and cash equivalents relative to the Reference Benchmark partially to keep overall portfolio duration (sensitivity to interest rates) low.

BlackRock Government Income Portfolio

How did the Portfolio perform?

  For the 12-month period ended December 31, 2010, the Portfolio returned 8.67%, outperforming its benchmark, a 50%/50% blend of the Barclays Capital Mortgage-Backed Securities Index and the BofA Merrill Lynch 10-Year US
  Treasury Index, which returned 6.69% for the same period.

What factors influenced performance?

  Spread sectors broadly rallied during the 12-month period, supported by improving economic fundamentals along with accommodative monetary and fiscal policy. The largest contributor to performance was an overall overweight in agency mortgage-backed securities (MBS), as the segment posted very strong excess returns versus US Treasuries for the year despite headwinds such as the removal of government support, spread volatility and fears of government refinancing programs. Also additive to Portfolio results was the Portfolio’s modest exposure to non-government spread sectors, including non-agency residential MBS and commercial mortgage-backed securities (CMBS). Security selection within the agency MBS space also contributed to performance.

  Conversely, the Portfolio’s yield curve positioning in the latter half of the reporting period detracted from performance.

Describe recent portfolio activity.

  During the 12-month period, we actively traded both our Treasury and agency MBS positions. We initially increased exposure to US Treasuries, but reduced our position following the second quarter rally in government assets. During the third quarter, we added back exposure to the sector, making purchases in the short and intermediate parts of the yield curve. However, we reduced our intermediate maturity holdings during the fourth quarter. Likewise, we initially reduced exposure to agency MBS, but increased exposure during the third quarter as spreads widened and improved the relative value picture for the sector. We continued to increase exposure by purchasing lower-coupon issues, which underperformed higher-coupon MBS during the fourth quarter. Additionally, we reduced exposure to both agency and government- guaranteed paper and tactically traded duration.

Describe Portfolio positioning at period end.

  As of the end of the period, the Portfolio’s duration was short relative to the benchmark. The Portfolio was underweight in government-related sectors including Treasuries, agency debentures and government- guaranteed paper. While the Portfolio is currently overweight in agency MBS, we remain cautious given rising rate implications and headwinds stemming from political and regulatory risk. In the non-government space, the Portfolio continued to hold an allocation outside the benchmark indexes in non-agency residential MBS, which we believe are attractive given their high loss-adjusted yields.

BlackRock High Income Portfolio

How did the Portfolio perform?

  For the 12-month period ended December 31, 2010, the Portfolio returned 16.20%, outperforming its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which returned 14.94%.

What factors influenced performance?

  Strong security selection in lower-rated credits contributed noticeably to performance. Solid security selection in the automotive, aerospace & defense and metals areas further boosted returns. The Portfolio’s allocation to positions acquired through successful company debt restructurings also benefited results.

  Conversely, the Portfolio was negatively impacted by security selection in credits at the higher-end of the non-investment grade credit range. Security selection in chemicals and paper detracted from relative returns as did an underweight position in life insurance.

Describe recent portfolio activity.

  During the 12-month period, we selectively participated in the robust high-yield new-issue calendar, seeking higher-quality that were coming to market with solid risk-reward profiles, good fundamentals and solid cash flows and earnings. We also continued to seek out opportunities in new senior-secured bonds offering superior downside protection. We reduced exposure to lower-quality names whose valuations became less attractive and which may face pressure in a low and slow-growth economic environment. During the period, we increased exposure to home construction names, while reducing exposure to electric utilities.

Describe Portfolio positioning at period end.

  As of period end, the Portfolio maintains overweights in metals, chemicals and automotive, while it is underweight in more consumer discretionary sectors such as technology, gaming and banking. Overall, we remain very constructive on high yield and maintain our view that the asset class is attractively priced for a slow structural recovery. We believe the combination of improving U.S. economic data, strengthening corporate trends and declining default volumes should bode well for the asset class. Historically, high yield has performed strongly in post-recessionary periods.

BlackRock Large Cap Core Portfolio

How did the Portfolio perform?

  For the 12-month period ended December 31, 2010, the Portfolio returned 10.09%, underperforming its benchmark, the Russell 1000 Index, which returned 16.10%.

What factors influenced performance?

  Overall, negative performance in the information technology (IT), consumer staples and materials sectors overshadowed positive results in consumer discretionary and health care.

  Stock selection was the primary detractor within IT. Weakness was notable in hardware-related industries due to concerns regarding consumer PC demand. Selection among software and semiconductor firms also hurt. Underexposure and selection in the more defensive tobacco and food products industries accounted for the weakness in the consumer staples sector. Lastly, stock selection weighed on results in materials. In particular, the Portfolio had greater exposure to domestically-oriented industries within the sector (e.g., paper & forest products) rather than global growth segments, such as metals & mining.

  The largest individual detractors were Micron Technology, Inc., Western Digital Corp., Microsoft Corp. and Genworth Financial, Inc. An underweight in Philip Morris International, Inc. also hindered relative returns.

  On the positive side, a sizable overweight in consumer discretionary accounted for the largest contribution to Portfolio performance. By and large, the sector was supported by improving consumer sentiment, thanks to better-than-expected back-to-school and holiday shopping seasons. Specialty retail holdings were standouts. Within health care, stock selection aided relative results. Specifically, the Portfolio avoided poor- performing device stocks and also benefited from favorable selection in the defensive pharmaceuticals industry.

  The largest individual contributors to performance were Limited Brands Inc., Advanced Auto Parts, Inc., Rowan Cos., Inc. and Ross Stores, Inc. Underweight positions in Hewlett-Packard Co. and Cisco Systems, Inc. enhanced Portfolio returns as well.

Describe recent portfolio activity.

  During the 12-month period, we significantly increased the Portfolio’s exposure to the consumer discretionary sector and added to IT holdings. We significantly reduced exposure to energy and trimmed holdings in health care, telecommunication services and industrials.

Describe Portfolio positioning at period end.

  As of December 31, 2010, we maintained the Portfolio’s overall pro-cyclical bias, but emphasize that we retain a balance between domestic and global cyclicals and more dependable growth names, including multinationals. The Portfolio’s largest sector overweights relative to the benchmark included consumer discretionary, health care and IT, while financials, energy and industrials represented the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

BlackRock Total Return Portfolio

How did the Portfolio perform?

  For the 12-month period ended December 31, 2010, the Portfolio returned 8.51%, outperforming its benchmark, the Barclays Capital US Aggregate Bond Index, which returned 6.54%.

What factors influenced performance?

  The Portfolio’s strong relative performance for the period is attributable to its overweight in non-government spread sectors, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment-grade credit. The Portfolio’s allocation to high-yield corporate credit and non-agency residential mortgage-backed securities (MBS) (which are not represented in the benchmark index), also benefited performance as they broadly rallied during the year.

  Conversely, duration positioning was a detractor during the end of the period.

Describe recent portfolio activity.

  During the course of the period, we made some asset allocation shifts within the Portfolio. Most notably, we reduced exposure to government sectors, including agency debt as well as lower-beta credit sectors (sectors with lower sensitivity to market volatility), including investment-grade corporate credit. Correspondingly, we added exposure to higher-beta sectors (sectors with higher sensitivity to market volatility), including high-yield corporate credit and CMBS.

Describe Portfolio positioning at period end.

  At period end, the Portfolio remained underweight in government-related sectors in favor of non-government spread sectors. Within the government sectors, the Portfolio is underweight in Treasuries, agency debentures and FDIC-guaranteed debt, while overweight in non-government spread sectors, including CMBS, ABS and investment-grade corporate debt. The Portfolio also holds allocations outside of the benchmark index to non-agency residential MBS and high-yield corporate credit. We believe spread sectors will continue to benefit from both monetary and fiscal policy support and gradually improving economic conditions. At the end of the period, the Portfolio’s duration was short relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BlackRock Series Fund, Inc.
Performance Information
As of December 31, 2010

			6-Month Total Returns[1]	Average Annual Total Returns[1]
	Standardized 30-Day Yield
				1 Year	5 Years	10 Years

BlackRock Balanced Capital Portfolio	—	[2]	13.05%	9.37%	2.73%	2.49%

BlackRock Capital Appreciation Portfolio	—	[2]	30.31	20.04	4.85	0.97

BlackRock Global Allocation Portfolio	—	[2]	15.30	10.31	8.12	7.90

BlackRock Government Income Portfolio	3.11%		1.45	8.67	4.70	4.99

BlackRock High Income Portfolio	7.50		11.22	16.20	7.37	7.14

BlackRock Large Cap Core Portfolio	—	[2]	20.61	10.09	0.91	3.03

BlackRock Total Return Portfolio	3.78		1.83	8.51	4.61	5.20

1

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

2	Yields are not applicable for this type of fund.

	7-Day SEC Yield	7-Day Yield
Yields

BlackRock Money Market Portfolio	0.04%	0.04%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment

BlackRock Balanced Capital Portfolio

1

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in US and foreign equity and fixed income securities of any maturity.

2	This unmanaged market-weighted index is comprised of investment-grade corporate bonds rated BBB or better, mortgages and US Treasury and Government agency issues with at least one year to maturity.

3

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Capital Appreciation Portfolio

1

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Capital Appreciation Portfolio invests in equity securities of US companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

2

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

3	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.

Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

4

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

5	This broad-based capitalization-weighted index is comprised of nearly 2,200 equities from 24 countries in 12 regions, including the United States.

6

This Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% of the FTSE World Index (Ex US); 24% of the BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% of the Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Government Income Portfolio

1

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Government Income Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the US government or US government agencies or government-sponsored enterprises.

2

The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year US Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The BofA Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock High Income Portfolio

3

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests, under normal circumstances, at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds, mortgage-backed securities and notes, convertible securities, preferred stocks and government obligations.

4

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (concluded)

BlackRock Large Cap Core Portfolio

1

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Large Cap Core Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

2

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past performance is not indicative of future results.

BlackRock Total Return Portfolio

3

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations.

4

This unmanaged index is a widely recognized market-weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including investment advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Actual	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,130.50	$2.31	0.43%

BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,130.50	$2.47	0.46%

BlackRock Capital Appreciation Portfolio	$1,000.00	$1,303.10	$2.61	0.45%

BlackRock Global Allocation Portfolio (excluding dividend and interest expense)	$1,000.00	$1,153.00	$2.50	0.46%

BlackRock Global Allocation Portfolio (including dividend and interest expense)	$1,000.00	$1,153.00	$2.50	0.46%

BlackRock Government Income Portfolio (excluding interest expense)	$1,000.00	$1,014.50	$2.54	0.50%

BlackRock Government Income Portfolio (including interest expense)	$1,000.00	$1,014.50	$2.69	0.53%

BlackRock High Income Portfolio (excluding interest expense)	$1,000.00	$1,112.20	$2.66	0.50%

BlackRock High Income Portfolio (including interest expense)	$1,000.00	$1,112.20	$2.66	0.50%

BlackRock Large Cap Core Portfolio	$1,000.00	$1,206.10	$2.45	0.44%

BlackRock Money Market Portfolio	$1,000.00	$1,000.10	$2.07	0.41%

BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,018.30	$2.54	0.50%

BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,018.30	$2.90	0.57%

Hypothetical (5% annual return before expenses)[2]

BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,023.03	$2.19	0.43%

BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,022.88	$2.35	0.46%

BlackRock Capital Appreciation Portfolio	$1,000.00	$1,022.93	$2.29	0.45%

BlackRock Global Allocation Portfolio (excluding dividend and interest expense)	$1,000.00	$1,022.88	$2.35	0.46%

BlackRock Global Allocation Portfolio (including dividend and interest expense)	$1,000.00	$1,022.88	$2.35	0.46%

BlackRock Government Income Portfolio (excluding interest expense)	$1,000.00	$1,022.68	$2.55	0.50%

BlackRock Government Income Portfolio (including interest expense)	$1,000.00	$1,022.53	$2.70	0.53%

BlackRock High Income Portfolio (excluding interest expense)	$1,000.00	$1,022.68	$2.55	0.50%

BlackRock High Income Portfolio (including interest expense)	$1,000.00	$1,022.68	$2.55	0.50%

BlackRock Large Cap Core Portfolio	$1,000.00	$1,022.98	$2.24	0.44%

BlackRock Money Market Portfolio	$1,000.00	$1,023.13	$2.09	0.41%

BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,022.68	$2.55	0.50%

BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,022.33	$2.91	0.57%

1	Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2010

Portfolio Composition for BlackRock Balanced Capital Portfolio	Percent of Long Term Investments

Common Stocks	48%
U.S. Government Sponsored Agency Securities	29
Corporate Bonds	9
U.S. Treasury Obligations	6
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	2
Taxable Municipal Bonds	1

Sector Allocation for BlackRock Capital Appreciation Portfolio	Percent of Long-Term Investments

Information Technology	34%
Consumer Discretionary	18
Industrials	16
Health Care	9
Energy	8
Consumer Staples	7
Materials & Processing	4
Financials	2
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Global Allocation Portfolio	Percent of Net Assets		Reference Benchmark[4] Percentages

U.S. Equities	35%[1]		36%
European Equities	9	[1]	12
Asian-Pacific Equities	15	[1]	9
Other Equities	6		3
Total Equities	65	[2]	60
U.S. Dollar Denominated Fixed Income Securities	17		24
U.S. Issuers	12		—
Non-U.S. Issuers	5		—
Non-U.S. Dollar Denominated Fixed Income Securities	8		16
Total Fixed Income Securities	25		40
Cash & Cash Equivalents[3]	10		—

1	Includes value of financial futures contracts.

2	Included Preferred Stock.

3	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

4

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (Ex US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2010 (concluded)

Portfolio Composition for BlackRock Government Income Portfolio	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	83%
U.S. Treasury Obligations	12
Corporate Bonds	4
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation for BlackRock High Income Portfolio[1]	Percent of Corporate Bond Investments

BBB/Baa	4%
BB/Ba	33
B	50
CCC/Caa	10
Not Rated	3

1	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

Sector Allocation for BlackRock Large Cap Core Portfolio	Percent of Long-Term Investments

Information Technology	24%
Consumer Discretionary	20
Health Care	18
Consumer Staples	7
Energy	7
Materials	7
Industrials	6
Financials	6
Telecommunication Services	3
Utilities	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Money Market Portfolio	Percent of Net Assets

Commercial Paper	31%
Certificates of Deposit	24
U.S. Government Sponsored Agency Obligations & Instrumentality Obligations	15
Municipal Bonds	15
U.S. Treasury Obligations	11
Repurchase Agreements	2
Corporate Notes	2

Portfolio Composition for BlackRock Total Return Portfolio	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	54%
Corporate Bonds	18
U.S. Treasury Obligations	14
Non-Agency Mortgage-Backed Securities	10
Asset-Backed Securities	3
Taxable Municipal Bonds	1

BlackRock Series Fund, Inc.
The Benefits and Risks of Leveraging

Certain Portfolios may utilize leverage to seek to enhance their yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage by entering into reverse repurchase agreements and treasury rolls. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Portfolios on their longer-term portfolio investments. To the extent that the total assets of the Portfolios (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolios will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolios’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolios’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolios may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolios to incur losses. The use of leverage may limit the Portfolios’ ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolios will incur expenses in connection with the use of leverage and may reduce income.

Derivative Financial Instruments

Certain Portfolios may invest in various derivative instruments, including swaps, swaptions, options, financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolios to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Portfolios can realize on an investment, may result in lower dividends paid to shareholders or may cause the Portfolios to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—1.5%
Honeywell International, Inc.	76,000	$4,040,160
Raytheon Co.	82,000	3,799,880

		7,840,040

Airlines—1.1%
Delta Air Lines, Inc. (a)	171,000	2,154,600
Southwest Airlines Co.	271,000	3,517,580

		5,672,180

Automobiles—1.1%
Ford Motor Co. (a)	138,000	2,317,020
Harley-Davidson, Inc.	108,000	3,744,360

		6,061,380

Beverages—0.7%
Dr. Pepper Snapple Group, Inc.	98,000	3,445,680

Biotechnology—0.9%
Amgen, Inc. (a)	91,000	4,995,900

Capital Markets—0.7%
Ameriprise Financial, Inc.	64,000	3,683,200

Chemicals—1.4%
Albemarle Corp.	20,000	1,115,600
Cytec Industries, Inc.	57,000	3,024,420
Lubrizol Corp.	32,000	3,420,160

		7,560,180

Commercial Banks—1.6%
Fifth Third Bancorp	263,000	3,860,840
KeyCorp	366,000	3,239,100
Popular, Inc. (a)	196,000	615,440
Wells Fargo & Co.	18,000	557,820

		8,273,200

Communications Equipment—1.4%
Motorola, Inc. (a)	453,000	4,108,710
Tellabs, Inc.	461,000	3,125,580

		7,234,290

Computers & Peripherals—3.9%
Apple, Inc. (a)	15,000	4,838,400
Dell, Inc. (a)	303,000	4,105,650
SanDisk Corp. (a)	82,000	4,088,520
Seagate Technology (a)	257,000	3,862,710
Western Digital Corp. (a)	112,000	3,796,800

		20,692,080

Construction & Engineering—0.2%
URS Corp. (a)	25,000	1,040,250

Consumer Finance—0.8%
Capital One Financial Corp.	87,000	3,702,720
Discover Financial Services, Inc.	24,000	444,720

		4,147,440

Containers & Packaging—0.3%
Crown Holdings, Inc. (a)	55,000	1,835,900

Diversified Consumer Services—0.7%
ITT Educational Services, Inc. (a)	55,000	3,502,950

Diversified Financial Services—0.2%
JPMorgan Chase & Co.	26,000	1,102,920

Diversified Telecommunication Services—1.6%
AT&T Inc.	51,000	1,498,380
Qwest Communications International, Inc.	539,000	4,101,790
Verizon Communications, Inc.	82,000	2,933,960

		8,534,130

Electric Utilities—0.1%
Edison International	20,000	772,000

Electronic Equipment, Instruments & Components—0.8%
Corning, Inc.	224,000	4,327,680

Energy Equipment & Services—0.7%
Nabors Industries Ltd. (a)	155,000	3,636,300

Food & Staples Retailing—1.4%
The Kroger Co.	180,000	4,024,800
Safeway, Inc.	158,000	3,553,420

		7,578,220

Food Products—0.7%
The Hershey Co.	16,000	754,400
Tyson Foods, Inc., Class A	165,000	2,841,300

		3,595,700

Gas Utilities—0.2%
Atmos Energy Corp.	32,000	998,400

Health Care Providers & Services—6.2%
Aetna, Inc.	127,000	3,874,770
AmerisourceBergen Corp.	118,000	4,026,160
Cardinal Health, Inc.	103,000	3,945,930
Community Health Systems, Inc. (a)	79,000	2,952,230
Humana, Inc. (a)	62,000	3,393,880
Lincare Holdings, Inc.	99,000	2,656,170
Tenet Healthcare Corp. (a)	532,000	3,559,080
UnitedHealth Group, Inc.	131,000	4,730,410
WellPoint, Inc. (a)	69,000	3,923,340

		33,061,970

Hotels, Restaurants & Leisure—0.3%
Starbucks Corp.	48,000	1,542,240

Household Durables—0.1%
Leggett & Platt, Inc.	22,000	500,720

Household Products—0.3%
The Procter & Gamble Co.	24,000	1,543,920

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	FKA	Formerly Know As	LIBOR	London InterBank Offered Rate	SBPA	Stand-by Bond Purchase
AMT	Alternative Minimum Tax	FLOATS	Floating Rate Securities	MosPrime	Moscow Prime Offered Rate		Agreement
	(subject to)	GBP	British Pound	MSCI	Morgan Stanley Capital	SGD	Singapore Dollar
AUD	Australian Dollar	GDR	Global Depositary Receipts		International	SPDR	Standard & Poor’s Depositary
BRL	Brazilian Real	GO	General Obligation Bonds	MSTR	Municipal Securities Trust		Receipts
CAD	Canadian Dollar	HDA	Housing Development		Receipts	TRY	Turkish Lira
CHF	Swiss Franc		Authority	MYR	Malaysian Ringgit	TWD	Taiwan Dollar
CNY	Chinese Yuan	HFA	Housing Finance Agency	NOK	Norwegian Krone	USD	US Dollar
COP	Certificates of Participation	HKD	Hong Kong Dollar	NZD	New Zealand Dollar	VRDN	Variable Rate Demand Notes
ETF	Exchange-Traded Fund	JPY	Japanese Yen	PLN	Polish Zloty	ZAR	South African Rand
EUR	Euro	KRW	South Korean Won	RB	Revenue Bonds
EURIBOR	Euro Interbank Offered Rate	LOC	Letter of Credit

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

IT Services—1.9%
Amdocs Ltd. (a)	134,000	$3,680,980
Convergys Corp. (a)	34,000	447,780
International Business Machines Corp.	13,000	1,907,880
The Western Union Co.	207,000	3,843,990

		9,880,630

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (a)	63,000	1,231,020

Industrial Conglomerates—1.5%
General Electric Co.	224,000	4,096,960
Textron, Inc.	154,000	3,640,560

		7,737,520

Insurance—0.8%
Berkshire Hathaway, Inc. (a)	6,000	480,660
Unum Group	146,000	3,536,120
XL Group Plc	11,000	240,020

		4,256,800

Internet & Catalog Retail—0.6%
Expedia, Inc.	136,000	3,412,240

Internet Software & Services—0.8%
Google, Inc., Class A (a)	1,000	593,970
VeriSign, Inc.	104,000	3,397,680

		3,991,650

Life Sciences Tools & Services—0.7%
Illumina, Inc. (a)	57,000	3,610,380
Pharmaceutical Product Development, Inc.	12,000	325,680

		3,936,060

Machinery—0.2%
Timken Co.	25,000	1,193,250

Media—4.1%
CBS Corp., Class B	205,000	3,905,250
Comcast Corp., Class A	245,000	5,382,650
DIRECTV, Class A (a)	105,000	4,192,650
DISH Network Corp.	152,000	2,988,320
News Corp., Class A	300,000	4,368,000
Time Warner Cable, Inc.	16,000	1,056,480

		21,893,350

Metals & Mining—0.5%
Titanium Metals Corp. (a)	154,000	2,645,720

Multi-Utilities—1.0%
Ameren Corp.	124,000	3,495,560
Integrys Energy Group, Inc.	38,000	1,843,380

		5,338,940

Multiline Retail—1.0%
Family Dollar Stores, Inc.	38,000	1,888,980
Macy’s, Inc.	142,000	3,592,600

		5,481,580

Oil, Gas & Consumable Fuels—4.3%
Chevron Corp.	17,000	1,551,250
Cimarex Energy Co.	24,000	2,124,720
Exxon Mobil Corp.	93,000	6,800,160
Marathon Oil Corp.	124,000	4,591,720
Murphy Oil Corp.	3,000	223,650
Sunoco, Inc.	94,000	3,789,140
Valero Energy Corp.	169,000	3,907,280

		22,987,920

Paper & Forest Products—1.0%
International Paper Co.	143,000	3,895,320
MeadWestvaco Corp.	55,000	1,438,800

		5,334,120

Pharmaceuticals—4.7%
Abbott Laboratories		69,000	3,305,790
Bristol-Myers Squibb Co.		182,000	4,819,360
Eli Lilly & Co.		128,000	4,485,120
Endo Pharmaceuticals Holdings, Inc. (a)		95,000	3,392,450
Forest Laboratories, Inc. (a)		114,000	3,645,720
Johnson & Johnson		24,000	1,484,400
King Pharmaceuticals, Inc. (a)		258,000	3,624,900
Pfizer, Inc.		16,000	280,160

			25,037,900

Semiconductors & Semiconductor Equipment—4.8%
Altera Corp.		106,000	3,771,480
Analog Devices, Inc.		32,000	1,205,440
Applied Materials, Inc.		231,000	3,245,550
Atmel Corp. (a)		304,000	3,745,280
Intel Corp.		312,000	6,561,360
Lam Research Corp. (a)		71,000	3,676,380
National Semiconductor Corp.		241,000	3,316,160

			25,521,650

Software—2.5%
CA, Inc.		157,000	3,837,080
Microsoft Corp.		85,000	2,373,200
Novell, Inc. (a)		577,000	3,415,840
Symantec Corp. (a)		220,000	3,682,800

			13,308,920

Specialty Retail—4.8%
Advance Auto Parts, Inc.		53,000	3,505,950
GameStop Corp., Class A (a)		161,000	3,683,680
The Gap, Inc.		177,000	3,918,780
Limited Brands, Inc.		121,000	3,718,330
Ross Stores, Inc.		55,000	3,478,750
TJX Cos., Inc.		85,000	3,773,150
Williams-Sonoma, Inc.		101,000	3,604,690

			25,683,330

Tobacco—1.2%
Philip Morris International, Inc.		110,000	6,438,300

Wireless Telecommunication Services—0.8%
Sprint Nextel Corp. (a)		957,000	4,048,110

Total Common Stocks—66.3%			352,537,880

Fixed Income Securities

Asset-Backed Securities		Par (000)

321 Henderson Receivables I LLC,
Class A (b):
Series 2010-3A, 3.82%, 12/15/48	USD	497	488,532
Series 2010-1A, 5.56%, 7/15/59		741	765,716
ACE Securities Corp., Series 2005-ASP1,
Class M1, 0.94%, 9/25/35 (c)		950	270,789
Bear Stearns Asset-Backed Securities
Trust, Series 2005-4, Class A, 0.59%,
1/25/36 (c)		41	41,075
Capital One Auto Finance Trust, Series 2006-B,
Class A4, 0.28%, 7/15/13 (c)		511	508,559
Capital One Multi-Asset Execution Trust,
Series 2006-A5, Class A5, 0.32%,
1/15/16 (c)		180	178,443
Carrington Mortgage Loan Trust,
Series 2006-NC5, Class A1, 0.31%,
1/25/37 (c)		376	369,638

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

Citibank Omni Master Trust (b):
Series 2009-A8, Class A8,
2.36%, 5/16/16 (c)	USD	1,365	$1,381,916
Series 2009-A12, Class A12,
3.35%, 8/15/16		320	327,200
Series 2009-A14A, Class A14,
3.01%, 8/15/18 (c)		380	397,861
Countrywide Asset-Backed Certificates,
Series 2004-13, Class AF4, 4.58%,
1/25/33 (c)		409	408,495
Ford Credit Floorplan Master Owner Trust,
Series 2006-4, Class B, 0.81%, 6/15/13 (c)		180	178,106
GMAC Mortgage Servicer Advance
Funding Co. Ltd., Series 2010-1A,
Class A, 4.25%, 1/15/22 (b)		1,000	1,005,162
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	302	407,531
Lehman XS Trust, Series 2005-5N,
Class 3A2, 0.62%, 11/25/35 (c)	USD	511	230,050
Morgan Stanley ABS Capital I,
Series 2005-HE1, Class A2MZ,
0.56%, 12/25/34 (c)		78	71,178
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ, 0.52%,
6/25/35 (c)		231	219,785
RAAC, Series 2005-SP2, Class 2A,
0.56%, 6/25/44 (c)		651	511,591
SLC Student Loan Trust, Series 2006-A,
Class A4, 0.41%, 1/15/19 (c)		240	229,134
SLM Student Loan Trust (c):
Series 2008-5, Class A3, 1.59%,
1/25/18		430	441,939
Series 2008-5, Class A4, 1.99%,
7/25/23		1,410	1,466,523
Series 2010-C, Class A1, 1.91%,
12/15/17 (b)		453	452,744
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		430	431,325
Series 2010-2, Class C, 3.89%, 7/17/17		505	515,954
Series 2010-A, Class A2, 1.37%,
8/15/13(b)		505	506,897
Series 2010-A, Class A3, 1.83%,
11/17/14 (b)		390	394,013
Series 2010-A, Class A4, 2.39%,
6/15/17 (b)		200	203,374
Series 2010-B, Class B, 0.02%,
9/15/14 (b)		360	359,900
Series 2010-B, Class C, 0.03%,
10/17/16 (b)		380	379,303
Soundview Home Equity Loan Trust,
Series 2005-OPT3, Class A4, 0.56%,
11/25/35 (c)		1,234	1,172,231
Structured Asset Investment Loan Trust (c):
Series 2003-BC6, Class M1, 1.39%,
7/25/33		1,130	967,524
Series 2003-BC7, Class M1, 1.39%,
7/25/33		910	751,590
Series 2004-8, Class M4, 1.26%,
9/25/34		114	16,239
Structured Asset Securities Corp., Series
2004-23XS, Class 2A1, 0.56%, 1/25/35 (c)		242	176,309

Total Asset-Backed Securities—3.1%			16,226,626

Corporate Bonds

Aerospace & Defense—0.1%
L-3 Communications Corp.:
5.88%, 1/15/15	270	275,062
Series B, 6.38%, 10/15/15	12	12,360

		287,422

Auto Components—0.0%
BorgWarner, Inc., 4.63%, 9/15/20	140	138,217

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	1,223	1,261,906
5.38%, 1/15/20	195	211,300

		1,473,206

Capital Markets—0.7%
CDP Financial, Inc., 3.00%, 11/25/14 (b)	1,095	1,113,074
The Goldman Sachs Group, Inc.:
3.70%, 8/01/15	410	417,754
5.38%, 3/15/20	445	459,846
6.00%, 6/15/20	55	59,436
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17(a)(d)	490	49
Morgan Stanley:
2.79%, 5/14/13 (c)	529	548,191
4.20%, 11/20/14	400	408,654
4.00%, 7/24/15	210	211,089
5.63%, 9/23/19	345	351,791

		3,569,884

Chemicals—0.1%
CF Industries, Inc., 7.13%, 5/01/20	520	569,400
The Dow Chemical Co., 4.25%,
11/15/20	95	91,000

		660,400

Commercial Banks—2.5%
BNP Paribas Home Loan Covered
Bonds SA, 2.20%, 11/02/15 (b)	1,590	1,522,775
Bank of Nova Scotia,
1.65%, 10/29/15 (b)	2,445	2,349,653
Corporacion Andina de Fomento, 6.88%,
3/15/12	435	462,681
Discover Bank, 8.70%, 11/18/19	475	559,129
DnB NOR Boligkreditt, 2.10%,
10/14/15(b)	2,070	1,968,564
Eksportfinans ASA:
1.88%, 4/02/13	770	778,976
3.00%, 11/17/14	835	861,657
2.00%, 9/15/15	1,250	1,220,775
5.50%, 5/25/16	575	647,205
Royal Bank of Canada, 3.13%,
4/14/15 (b)	1,980	2,028,132
Sparebanken 1 Boligkreditt, 1.25%,
10/25/13 (b)	805	799,597

		13,199,144

Commercial Services & Supplies—0.0%
RR Donnelley & Sons Co., 7.63%,
6/15/20	85	91,045

Consumer Finance—0.1%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17	190	199,688
SLM Corp., 5.40%, 10/25/11	475	483,382

		683,070

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Containers & Packaging—0.2%
Ball Corp.:
7.13%, 9/01/16	USD	155	$167,012
7.38%, 9/01/19		155	166,625
Crown Americas LLC, 7.63%, 5/15/17		361	388,075
Owens-Brockway Glass Container, Inc.,
7.38%, 5/15/16		510	541,875

			1,263,587

Diversified Financial Services—1.1%
Ally, Financial Inc., 8.00%, 3/15/20		490	535,325
Bank of America Corp., 5.63%, 7/01/20		295	300,750
Citigroup, Inc.:
4.75%, 5/19/15		190	198,948
5.38%, 8/09/20		410	425,993
FCE Bank Plc:
7.88%, 2/15/11	GBP	300	468,896
7.13%, 1/15/13	EUR	50	69,822
General Electric Capital Corp.:
0.41%, 4/10/12 (c)	USD	590	589,126
5.50%, 1/08/20		250	267,372
JPMorgan Chase & Co.:
0.94%, 2/26/13 (c)		345	346,419
2.60%, 1/15/16		350	339,595
4.25%, 10/15/20		95	92,641
JPMorgan Chase Bank NA:
6.00%, 7/05/17		570	618,225
Series BKNT, 6.00%, 10/01/17		530	587,538
Novus USA Trust, 1.53%, 11/18/11 (b)(c)		450	450,000
Reynolds Group DL Escrow, Inc., 7.75%,
10/15/16(b)		500	528,750

			5,819,400

Diversified Telecommunication Services—0.5%
AT&T Inc., 6.50%, 9/01/37		378	407,655
Frontier Communications Corp., 8.25%,
4/15/17		114	125,115
GTE Corp., 6.84%, 4/15/18		250	283,404
Qwest Communications International, Inc.:
7.50%, 2/15/14		70	70,875
Series B, 7.50%, 2/15/14		30	30,375
Qwest Corp., 8.38%, 5/01/16		225	266,625
Telefonica Emisiones SAU, 4.95%, 1/15/15		625	647,303
Verizon Communications, Inc., 8.75%,
11/01/18		461	601,981

			2,433,333

Electric Utilities—0.1%
Florida Power & Light Co., 5.95%, 2/01/38		325	360,131

Energy Equipment & Services—0.1%
Pride International, Inc., 6.88%, 8/15/20		190	197,125
Transocean, Inc., 6.00%, 3/15/18		320	336,093

			533,218

Food Products—0.1%
Kraft Foods, Inc.:
5.38%, 2/10/20		558	600,558
6.50%, 2/09/40		130	145,682

			746,240

Health Care Equipment & Supplies—0.0%
CareFusion Corp., 6.38%, 8/01/19		180	203,362

Health Care Providers & Services—0.3%
HCA, Inc.:
8.50%, 4/15/19		500	547,500
7.25%, 9/15/20		350	365,750

Tenet Healthcare Corp.:
9.00%, 5/01/15	160	177,600
8.88%, 7/01/19	340	384,200

		1,475,050

Hotels, Restaurants & Leisure—0.0%
MGM Mirage, 13.00%, 11/15/13	144	170,280

Insurance—1.1%
Hartford Life Global Funding Trusts, 0.48%,
6/16/14(c)	1,050	1,019,613
Lincoln National Corp., 7.00%, 6/15/40	180	195,745
Manulife Financial Corp., 3.40%, 9/17/15	400	391,812
MetLife, Inc., 5.88%, 2/06/41	125	131,791
Metropolitan Life Global Funding I (b):
2.88%, 9/17/12	675	691,830
2.50%, 1/11/13	1,440	1,471,450
5.13%, 4/10/13	925	995,964
5.13%, 6/10/14	375	407,905
Teachers Insurance & Annuity Association
of America, 6.85%, 12/16/39 (b)	280	327,601

		5,633,711

Life Sciences Tools & Services—0.0%
Life Technologies Corp., 5.00%, 1/15/21	75	74,294

Machinery—0.0%
Navistar International Corp., 3.00%,
10/15/14 (e)	120	160,200

Media—0.9
CBS Corp., 8.88%, 5/15/19	260	327,101
CCH II LLC, 13.50%, 11/30/16	660	787,050
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	111	120,712
Series B, 9.25%, 12/15/17	443	485,085
Comcast Cable Communications
Holdings, Inc., 9.46%, 11/15/22	100	138,358
Comcast Corp.:
6.45%, 3/15/37	113	120,737
6.40%, 3/01/40	250	267,966
Cox Communications, Inc., 8.38%,
3/01/39(b)	243	314,906
DIRECTV Holdings LLC, 6.00%, 8/15/40	120	120,472
Discovery Communications LLC, 3.70%,
6/01/15	280	289,894
NBC Universal, Inc. (b):
5.15%, 4/30/20	410	425,016
4.38%, 4/01/21	410	397,949
News America, Inc., 6.40%, 12/15/35	280	300,833
Time Warner Cable, Inc.:
5.00%, 2/01/20	180	185,245
5.88%, 11/15/40	235	232,500
Time Warner, Inc.:
4.70%, 1/15/21	110	111,999
6.10%, 7/15/40	70	73,450

		4,699,273

Metals & Mining—0.2%
AngloGold Ashanti Holdings Plc, 5.38%,
4/15/20	160	166,400
Cliffs Natural Resources, Inc., 4.80%,
10/01/20	250	244,277
Corporacion Nacional del Cobre de Chile,
3.75%, 11/04/20 (b)	132	125,205
Teck Resources Ltd., 10.75%, 5/15/19	455	591,500

		1,127,382

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Multi-Utilities—0.0%
Xcel Energy, Inc., 6.50%, 7/01/36	USD	215	$240,121

Multiline Retail—0.1%
Dollar General Corp., 11.88%, 7/15/17 (f)		440	509,300

Oil, Gas & Consumable Fuels—1.4%
Arch Coal, Inc., 7.25%, 10/01/20		460	485,300
BP Capital Markets Plc, 3.13%, 3/10/12		765	782,244
Canadian Natural Resources, Ltd., 6.50%,
2/15/37		370	420,874
Cenovus Energy, Inc., 6.75%, 11/15/39		325	378,623
Chesapeake Energy Corp., 6.63%, 8/15/20		640	630,400
Consol Energy, Inc. (b):
8.00%, 4/01/17		299	318,435
8.25%, 4/01/20		201	217,080
Enterprise Products Operating LLC, 6.13%,
10/15/39		250	260,202
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		500	527,412
Motiva Enterprises LLC, 5.20%,
9/15/12 (b)		215	227,503
Nexen, Inc., 6.40%, 5/15/37		425	411,775
Peabody Energy Corp., 6.50%, 9/15/20		620	661,850
Petrobras International Finance Co.:
5.88%, 3/01/18		260	276,853
5.75%, 1/20/20		755	783,364
Petrohawk Energy Corp., 7.25%, 8/15/18		459	463,590
Rockies Express Pipeline LLC, 3.90%,
4/15/15 (b)		410	405,528
Valero Energy Corp., 6.63%, 6/15/37		360	365,628

			7,616,661

Paper & Forest Products—0.2%
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		490	553,088
International Paper Co., 7.30%, 11/15/39		215	244,980

			798,068

Pharmaceuticals—0.2%
Merck & Co., Inc., 4.00%, 6/30/15		280	300,412
Teva Pharmaceutical Finance LLC, 3.00%,
6/15/15		290	295,069
Wyeth, 6.00%, 2/15/36		250	277,847

			873,328

Real Estate Investment Trusts (REITs)—0.1%
Hospitality Properties Trust:
5.63%, 3/15/17		171	169,905
6.70%, 1/15/18		69	72,344
Kimco Realty Corp., 6.88%, 10/01/19		220	248,887
Mack-Cali Realty LP, 7.75%, 8/15/19		240	279,301

			770,437

Road & Rail—0.1%
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40		351	363,150

Thrifts & Mortgage Finance—0.6%
Achmea Hypotheekbank NV, 3.20%,
11/03/14 (b)		735	764,712
MGIC Investment Corp., 5.38%, 11/01/15		430	411,725
The PMI Group, Inc., 6.00%, 9/15/16		720	597,386
Radian Group, Inc.:
5.63%, 2/15/13		720	720,000
5.38%, 6/15/15		720	666,000

			3,159,823

Tobacco—0.1%
Philip Morris International, Inc., 4.50%,
3/26/20		529	546,316

Wireless Telecommunication Services—0.4%
Cricket Communications, Inc., 7.75%,
5/15/16		478	495,925
Crown Castle Towers LLC, 6.11%,
1/15/40 (b)		805	839,873
Vodafone Group Plc, 4.15%, 6/10/14		719	755,799

			2,091,597

Total Corporate Bonds—11.6%			61,770,650

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%,
9/20/40	EUR	90	63,309
Japan Finance Corp., 2.00%, 6/24/11	USD	520	523,911
Kreditanstalt fuer Wiederaufbau, 1.38%,
7/15/13		335	337,583
Mexico Government International Bond:
6.38%, 1/16/13		157	171,522
5.63%, 1/15/17		190	210,140
United Mexican States, Series A, 5.13%,
1/15/20		155	161,588

Total Foreign Agency Obligations—0.3%			1,468,053

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—2.8%
Adjustable Rate Mortgage Trust, Series
2005-7, Class 4A1, 5.40%, 10/25/35 (c)		533	484,056
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.43%, 5/17/60 (b)(c)		860	853,541
Chase Mortgage Finance Corp., Series
2005-A1, Class 1A1, 5.40%, 12/25/35 (c)		537	516,769
CitiMortgage Alternative Loan Trust, Series
2007-A8, Class A1, 6.00%, 10/25/37		1,001	801,163
Countrywide Alternative Loan Trust, Series
2006-0A21, Class A1, 0.45%, 3/20/47 (c)		2,324	1,260,082
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.46%,
4/25/46 (c)		252	152,056
Series 2006-0A5, Class 3A1, 0.46%,
4/25/46 (c)		438	283,577
Series 2007-J3, Class A10, 6.00%,
7/25/37		1,178	981,472
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.52%,
8/25/35 (c)		203	192,854
Impac Secured Assets CMN Owner Trust,
Series 2004-3, Class 1A4, 1.06%,
11/25/34(c)		119	111,833
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		83	78,731
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		83	76,649

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Morgan Stanley Mortgage Loan Trust,
Series 2005-4, Class 5A3, 5.50%,
8/25/35	USD	743	$727,367
Residential Accredit Loans, Inc.,
Series 2006-Q02, Class A1, 0.48%,
2/25/46 (c)		331	140,410
Structured Adjustable Rate Mortgage
Loan Trust, Series 2007-3, Class 2A1,
5.56%, 4/25/37 (c)		1,543	1,135,448
Structured Asset Securities Corp.,
Series 2005-GEL2, Class A, 0.54%,
4/25/35 (c)		81	71,116
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1, 0.38%,
10/25/46 (c)		981	972,353
WaMu Mortgage Pass-Through Certificates (c):
Series 2006-AR18, Class 1A1, 5.14%,
1/25/37		846	639,253
Series 2007-0A4, Class 1A, 1.10%,
5/25/47		940	619,147
Wells Fargo Mortgage-Backed
Securities Trust (c):
Series 2005-AR16, Class 7A1, 5.20%,
10/25/35		559	551,100
Series 2006-AR2, Class 2A5, 3.43%,
3/25/36		1,642	1,412,919
Series 2006-AR12, Class 2A1, 5.93%,
9/25/36		334	305,853
Series 2006-AR15, Class A1, 5.43%,
10/25/36		1,491	1,347,213
Series 2006-AR18, Class 2A1, 5.48%,
11/25/36		1,395	1,195,420

			14,910,382

Commercial Mortgage-Backed Securities—4.4%
Banc of America Commercial Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%,
3/11/41(c)		1,890	1,968,969
Series 2006-5, Class AM, 5.45%,
9/10/47		60	59,409
Bear Stearns Commercial Mortgage
Securities, Series 2005-PW10, Class AM,
5.45%, 12/11/40 (c)		70	70,629
CS First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class A1, 4.11%,
12/15/35		467	473,498
Citigroup Commercial Mortgage Trust, Class A4:
Series 2006-C5, 5.43%, 10/15/49		185	197,591
Series 2008-C7, 6.18%, 12/10/49 (c)		930	999,657
Commercial Mortgage Pass-Through
Certificates, Series 2004-LB3A,
Class A3, 5.09%, 7/10/37 (c)		620	625,772
Extended Stay America Trust, Series
2010-ESHA (b):
Class A, 2.95%, 11/05/27		1,298	1,276,493
Class C, 4.86%, 11/05/27		385	377,350
GMAC Commercial Mortgage Securities, Inc.:
Series 2004-C3, Class AAB, 4.70%,
12/10/41		1,938	2,024,036
Series 2006-C1, Class AM, 5.29%,
11/10/45 (c)		110	109,552

Greenwich Capital Commercial Funding Corp.:
Series 2004-GG1, Class A5, 4.88%,
6/10/36	1,184	1,196,740
Series 2006-GG7, Class AM, 5.88%,
7/10/38 (c)	170	175,083
Series 2007-GG9, Class A4, 5.44%,
3/10/39	445	468,842
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2001-CIB2, Class A3, 6.43%,
4/15/35	1,431	1,450,610
Series 2004-CB8, Class A1A, 4.16%,
1/12/39 (b)	558	569,010
Series 2006-CB15, Class A3, 5.82%,
6/12/43	500	524,437
Series 2006-LDP8, Class A4, 5.40%,
5/15/45	190	202,277
Series 2007-CB18, Class A3, 5.45%,
6/12/47	465	481,809
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A, 4.48%,
10/15/29	1,402	1,435,944
Series 2006-C4, Class AM, 5.90%,
6/15/38 (c)	80	83,108
Series 2006-C7, Class AM, 5.38%,
11/15/38	80	80,400
Series 2007-C1, Class A4, 5.42%,
2/15/40	745	782,354
Series 2007-C2, Class A3, 5.43%,
2/15/40	1,225	1,263,218
Series 2007-C6, Class A4, 5.86%,
7/15/40 (c)	425	446,535
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (b)(c)	270	283,892
Series 2003-IQ4, Class A2, 4.07%,
5/15/40	1,490	1,544,317
Series 2006-IQ12, Class A4, 5.33%,
12/15/43	740	784,000
RBSCF Trust, Series 2010-RR3,
Class WBTA, 5.90%, 2/16/51 (b)(c)	910	962,780
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C20, Class A6A, 5.11%,
7/15/42 (c)	1,675	1,746,837
Series 2005-C21, Class A3, 5.20%,
10/15/44 (c)	102	103,694
Series 2006-C28, Class A4, 5.57%,
10/15/48	680	712,085

		23,480,928

Total Non-Agency Mortgage-Backed
Securities—7.2%		38,391,310

Taxable Municipal Bonds

The Board of Trustees of The Leland Stanford
Junior University, 4.25%, 5/01/16	275	294,159
City of Chicago Illinois, RB, Build America
Bonds, 6.40%, 1/01/40	150	145,862
Dallas Area Rapid Transit, RB, Build America
Bonds, 6.00%, 12/01/44	150	157,155

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value

Metropolitan Transportation Authority, RB,
Build America Bonds, 7.34%, 11/15/39	USD	395	$437,747
New York State Dormitory Authority, RB,
Build America Bonds, 5.63%, 3/15/39		300	293,703
Port Authority of New York & New Jersey,
RB, Consolidated, 159th Series, 6.04%,
12/01/29		230	240,329
State of California, GO:
Build America Bonds, 7.30%,
10/01/39		620	628,897
Build America Bonds, 7.35%,
11/01/39		320	326,541
Build America Bonds, Various Purpose,
7.50%, 4/01/34		210	217,268
Various Purpose, Series 3, 5.45%,
4/01/15		1,450	1,530,750
University of California, RB, Build America
Bonds, 5.95%, 5/15/45		225	209,061

Total Taxable Municipal Bonds—0.8%			4,481,472

U.S. Government Sponsored Agency Securities

Agency Obligations—0.5%
Fannie Mae, 5.25%, 8/01/12		1,050	1,121,714
Federal Home Loan Bank of Chicago,
5.63%, 6/13/16		450	487,277
Tennessee Valley Authority, 5.25%,
9/15/39		975	1,030,785

			2,639,776

Collateralized Mortgage Obligations—0.1%
Freddie Mac Mortgage-Backed Securities:
Series 3068, Class VA, 5.50%,
10/15/16		619	642,738
Series 3162, Class OA, 6.00%,
10/15/26		78	78,476

			721,214

Federal Deposit Insurance Corporation Guaranteed—0.3%
General Electric Capital Corp.:
2.00%, 9/28/12 (g)		1,000	1,021,447
2.13%, 12/21/12		410	421,249

			1,442,696

Interest Only Collateralized Mortgage Obligations—0.5%
Fannie Mae Mortgage-Backed Securities (c):
Series 2006-82, Class SI, 6.17%,
9/25/36		2,778	354,348
Series 2008-1, Class CI, 6.04%,
2/25/38		1,841	216,590
Series 2009-70, Class SI, 6.19%,
9/25/36		2,693	341,630
Ginnie Mae Mortgage-Backed Securities (c):
Series 2006-69, Class SA, 6.54%,
12/20/36		515	73,127
Series 2007-9, Class BI, 6.56%,
3/20/37		1,263	175,645
Series 2009-16, Class SL, 7.08%,
1/20/37		1,538	218,712
Series 2009-66, Class US, 5.74%,
8/16/39		1,549	171,086
Series 2009-88, Class SK, 5.99%,
10/16/39		1,203	143,761

Series 2009-92, Class SL, 6.04%,
10/16/39	1,649	191,671
Series 2009-106, Class KS, 6.14%,
11/20/39	2,628	315,877
Series 2009-106, Class SL, 5.84%,
4/20/36	1,932	226,086
Series 2009-106, Class SU, 5.94%,
5/20/37	1,080	113,138
Series 2009-110, Class CS, 6.13%,
11/16/39	1,287	157,491

		2,699,162

Mortgage-Backed Securities—38.2%
Fannie Mae Mortgage-Backed Securities:
2.84%, 11/01/35 (c)	1,409	1,471,063
3.32%, 12/01/40 (c)	480	486,938
3.50%, 1/15/26–1/13/41 (h)	1,500	1,453,250
4.00%, 12/01/15–1/01/41 (h)	39,200	39,097,058
4.50%, 1/15/26–1/15/41 (g)(h)	53,187	54,609,708
4.83%, 8/01/38 (c)	872	925,259
5.00%, 1/15/26–1/15/41 (h)	35,983	37,865,850
5.50%, 1/15/26–1/15/41 (h)(i)	41,963	44,956,077
6.00%, 12/01/27–1/15/41 (g)(h)	8,746	9,542,716
6.50%, 1/15/41 (h)	3,500	3,889,375
Freddie Mac Mortgage-Backed Securities:
4.50%, 12/01/40–1/15/41 (g)(h)	7,400	7,587,879
5.00%, 1/15/41 (h)	100	104,875
5.50%, 1/15/25–1/15/41 (h)	200	213,719
6.00%, 1/01/34	567	620,386
Ginnie Mae Mortgage-Backed Securities,
7.50%, 3/15/32	10	11,773

		202,835,926

Total U.S. Government Sponsored
Agency Securities—39.6%		210,338,774

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 5/15/21 (g)	1,810	2,569,351
8.13%, 8/15/21	490	697,790
7.25%, 8/15/22	790	1,067,981
6.25%, 8/15/23	1,800	2,262,375
3.50%, 2/15/39 (g)(i)	3,635	3,132,349
4.38%, 5/15/40	334	335,617
3.88%, 8/15/40 (g)	4,520	4,163,345
4.25%, 11/15/40	880	865,700
U.S. Treasury Notes:
0.38%, 10/31/12 (g)	6,300	6,280,804
0.50%, 11/30/12 (g)	1,835	1,832,635
0.50%, 10/15/13 (j)	1,590	1,572,236
1.25%, 10/31/15	970	938,778
1.38%, 11/30/15 (g)	13,118	12,748,033
2.25%, 11/30/17 (g)	1,375	1,337,080
2.63%, 8/15/20	3,600	3,412,969
2.63%, 11/15/20 (g)	3,108	2,931,717

Total U.S. Treasury Obligations—8.7%		46,148,760

Total Fixed Income Securities—71.3%		378,825,645

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities

Capital Trusts		Par (000)	Value

Capital Markets—0.1%
Credit Suisse Guernsey Ltd., 5.86% (c)(k)	USD	424	$400,680
Goldman Sachs Capital II, 5.79% (c)(k)		415	351,713
Lehman Brothers Holdings Capital Trust VII,
5.86% (a)(d)(k)		130	13

			752,406

Diversified Financial Services—0.2%
JPMorgan Chase & Co., 7.90% (c)(k)		795	845,077

Total Preferred Securities—0.3%			1,597,483

Total Long-Term Investments
(Cost—$687,935,745)—137.9%			732,961,008

Short-Term Securities		Shares

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.17% (l)(m)		1,381,817	1,381,817

Total Short-Term Securities
(Cost—$1,381,817)—0.3%			1,381,817

Options Purchased		Notional Amount (000)

Over-the-Counter Call Swaptions—0.3%
Receive a fixed rate of 3.65% and pay a
floating rate based on 3-month LIBOR,
Expires 5/05/11, Broker Credit Suisse
International	USD	3,300	95,561
Receive a fixed rate of 3.86% and pay a
floating rate based on 3-month LIBOR,
Expires 5/19/11, Broker JPMorgan
Chase Bank NA		6,300	254,470
Receive a fixed rate of 4.38% and pay a
floating rate based on 3-month LIBOR,
Expires 10/24/11, Broker Citibank NA		1,600	110,350
Receive a fixed rate of 3.12% and pay a
floating rate based on 3-month LIBOR,
Expires 11/08/11, Broker Deutsche
Bank AG		1,500	19,409
Receive a fixed rate of 3.54% and pay a
floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker Citibank NA		3,300	84,345
Receive a fixed rate of 3.63% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker Deutsche
Bank AG		1,600	46,634
Receive a fixed rate of 4.39% and pay a
floating rate based on 3-month LIBOR,
Expires 5/08/12, Broker Citibank NA		1,400	87,380
Receive a fixed rate of 3.89% and pay a
floating rate based on 3-month LIBOR,
Expires 7/09/12, Broker Goldman
Sachs Bank USA		2,300	87,278
Receive a fixed rate of 3.93% and pay a
floating rate based on 3-month LIBOR,
Expires 7/16/12, Broker Goldman
Sachs Bank USA		2,200	86,819

Receive a fixed rate of 3.70% and pay a
floating rate based on 3-month LIBOR,
Expires 8/03/12, Broker Credit Suisse
International	2,400	74,568
Receive a fixed rate of 3.30% and pay a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker JPMorgan
Chase Bank NA	2,000	39,376
Receive a fixed rate of 3.46% and pay a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker UBS AG	5,000	117,845
Receive a fixed rate of 3.88% and pay a
floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker Deutsche
Bank AG	1,100	38,515
Receive a fixed rate of 5.20% and pay a
floating rate based on 3-month LIBOR,
Expires 4/28/15, Broker Citibank NA	5,500	434,263
Receive a fixed rate of 4.85% and pay a
floating rate based on 3-month LIBOR,
Expires 11/23/20, Broker UBS AG	1,100	64,133

		1,640,946

Over-the-Counter Put Swaptions—0.4%
Pay a fixed rate of 4.02% and receive a
floating rate based on 3-month LIBOR,
Expires 5/05/11, Broker Credit Suisse
International	5,400	58,676
Pay a fixed rate of 4.15% and receive a
floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker Deutsche
Bank AG	6,000	55,014
Pay a fixed rate of 3.86% and receive a
floating rate based on 3-month LIBOR,
Expires 5/19/11, Broker JPMorgan
Chase Bank NA	6,300	102,835
Pay a fixed rate of 4.38% and receive a
floating rate based on 3-month LIBOR,
Expires 10/24/11, Broker Citibank NA	1,600	29,771
Pay a fixed rate of 3.12% and receive a
floating rate based on 3-month LIBOR,
Expires 11/08/11, Broker Deutsche
Bank AG	1,500	107,274
Pay a fixed rate of 3.54% and receive a
floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker Citibank NA	3,300	169,521
Pay a fixed rate of 3.63% and receive a
floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker Deutsche
Bank AG	1,600	75,218
Pay a fixed rate of 4.39% and receive a
floating rate based on 3-month LIBOR,
Expires 5/08/12, Broker Citibank NA	1,400	47,218
Pay a fixed rate of 3.89% and receive a
floating rate based on 3-month LIBOR,
Expires 7/09/12, Broker Goldman
Sachs Bank USA	2,300	131,636
Pay a fixed rate of 3.93% and receive a
floating rate based on 3-month LIBOR,
Expires 7/16/12, Broker Goldman
Sachs Bank USA	2,200	123,484

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 3.70% and receive a
floating rate based on 3-month LIBOR,
Expires 8/03/12, Broker Credit Suisse
International	USD	2,400	$163,135
Pay a fixed rate of 3.30% and receive a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker JPMorgan
Chase Bank NA		2,000	192,650
Pay a fixed rate of 3.46% and receive a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker UBS AG		5,000	437,890
Pay a fixed rate of 3.88% and receive a
floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker Deutsche
Bank AG		1,100	99,789
Pay a fixed rate of 5.20% and receive a
floating rate based on 3-month LIBOR,
Expires 4/28/15, Broker Citibank NA		5,500	320,980
Pay a fixed rate of 4.85% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/20, Broker UBS AG		1,100	74,178

			2,189,269

Total Options Purchased
(Cost—$4,129,540)—0.7%			3,830,215

Total Investments Before TBA Sale
Commitments and Options Written
(Cost—$693,447,102*)—138.9%			738,173,040

TBA Sale Commitments (h)		Par (000)

Fannie Mae Mortgage Backed Securities:
3.50%, 1/15/26–1/13/41		1,100	(1,050,500)
4.00%, 12/01/15–1/01/41		13,700	(13,627,226)
4.50%, 1/15/26–1/15/41		48,800	(50,066,679)
5.00%, 1/15/26–1/15/41		34,800	(36,571,687)
5.50%, 1/15/26–1/15/41		31,100	(33,259,961)
6.00%, 12/01/27–1/15/41		2,400	(2,607,187)
Freddie Mac Mortgage-Backed Securities,
4.50%, 12/01/40–1/15/41		7,400	(7,568,064)

Total TBA Sale Commitments
(Proceeds—$145,080,379)—(27.2)%			(144,751,304)

Options Written		Contracts

Exchange-Traded Call Options—0.0%
5-Year U.S. Treasury Note Future, Strike
Price USD 119.50, Expires 2/18/11		6	(1,406)
10-Year U.S. Treasury Bond Future, Strike
Price USD 124.00, Expires 2/18/11		24	(6,750)

			(8,156)

Exchange-Traded Put Options—0.0%
5-Year U.S. Treasury Note Future, Strike
Price USD 119.50, Expires 2/18/11		6	(12,094)
10-Year U.S. Treasury Bond Future, Strike
Price USD 124.00, Expires 2/18/11		24	(92,250)

			(104,344)

Over-the-Counter Call Swaptions—(0.4)%
Pay a fixed rate of 2.80% and receive a
floating rate based on 3-month LIBOR,
Expires 2/08/11, Broker Deutsche
Bank AG	USD	3,000	(1,599)
Pay a fixed rate of 4.06% and receive a
floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker Royal Bank
of Scotland Plc		4,100	(219,600)
Pay a fixed rate of 4.06% and receive a
floating rate based on 3-month LIBOR,
Expires 5/13/11, Broker BNP Paribas SA		2,100	(112,111)
Pay a fixed rate of 3.83% and receive a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker JPMorgan
Chase Bank NA		1,200	(44,873)
Pay a fixed rate of 3.85% and receive a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker UBS AG		1,900	(73,471)
Pay a fixed rate of 3.95% and receive a
floating rate based on 3-month LIBOR,
Expires 12/13/11, Broker Goldman
Sachs Bank USA		2,000	(86,508)
Pay a fixed rate of 4.14% and receive a
floating rate based on 3-month LIBOR,
Expires 6/15/12, Broker Deutsche
Bank AG		2,200	(107,895)
Pay a fixed rate of 4.05% and receive a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche
Bank AG		2,100	(94,590)
Pay a fixed rate of 3.86% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker Deutsche
Bank AG		2,400	(85,730)
Pay a fixed rate of 3.77% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker UBS AG		1,700	(55,972)
Pay a fixed rate of 4.03% and receive a
floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG		1,000	(41,992)
Pay a fixed rate of 4.90% and receive a
floating rate based on 3-month LIBOR,
Expires 3/04/13, Broker Deutsche
Bank AG		2,900	(231,464)
Pay a fixed rate of 4.92% and receive a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche
Bank AG		4,000	(324,404)
Pay a fixed rate of 5.00% and receive a
floating rate based on 3-month LIBOR,
Expires 4/22/13, Broker JPMorgan
Chase Bank NA		3,600	(302,036)
Pay a fixed rate of 4.32% and receive a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank
of Scotland Plc		3,300	(169,274)
Pay a fixed rate of 4.07% and receive a
floating rate based on 3-month LIBOR,
Expires 7/08/13, Broker Deutsche
Bank AG		900	(37,549)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 3.23% and receive a
floating rate based on 6-month EURIBOR,
Expires 9/03/13, Broker Citibank NA	EUR	2,800	$(68,186)
Pay a fixed rate of 3.44% and receive a
floating rate based on 6-month EURIBOR,
Expires 10/21/13, Broker Deutsche
Bank AG		700	(21,696)
Pay a fixed rate of 4.89% and receive a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG	USD	1,600	(107,806)
Pay a fixed rate of 4.76% and receive a
floating rate based on 3-month LIBOR,
Expires 5/30/17, Broker JPMorgan
Chase Bank NA		1,000	(59,227)

			(2,245,983)

Over-the-Counter Put Swaptions—(0.6)%
Receive a fixed rate of 2.80% and pay a
floating rate based on 3-month LIBOR,
Expires 2/08/11, Broker Deutsche
Bank AG		3,000	(169,140)
Receive a fixed rate of 1.80% and pay a
floating rate based on 3-month LIBOR,
Expires 3/02/11, Broker Royal Bank
of Scotland Plc		7,100	(184,068)
Receive a fixed rate of 2.15% and pay a
floating rate based on 3-month LIBOR,
Expires 4/26/11, Broker Deutsche
Bank AG		1,900	(38,851)
Receive a fixed rate of 4.06% and pay a
floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker Royal Bank
of Scotland Plc		4,100	(44,075)
Receive a fixed rate of 4.06% and pay a
floating rate based on 3-month LIBOR,
Expires 5/13/11, Broker BNP Paribas SA		2,100	(22,869)
Receive a fixed rate of 3.83% and pay a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker JPMorgan
Chase Bank NA		1,200	(47,624)
Receive a fixed rate of 3.85% and pay a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker UBS AG		1,900	(73,338)
Receive a fixed rate of 3.95% and pay a
floating rate based on 3-month LIBOR,
Expires 12/13/11, Broker Goldman
Sachs Bank USA		2,000	(70,220)
Receive a fixed rate of 4.14% and pay a
floating rate based on 3-month LIBOR,
Expires 6/15/12, Broker Deutsche
Bank AG		2,200	(99,238)
Receive a fixed rate of 4.05% and pay a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche
Bank AG		2,100	(102,125)
Receive a fixed rate of 4.00% and pay a
floating rate based on 3-month LIBOR,
Expires 8/13/12, Broker Morgan Stanley
Capital Services, Inc.		4,100	(227,046)

Receive a fixed rate of 3.86% and pay a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker Deutsche
Bank AG		2,400	(168,204)
Receive a fixed rate of 3.77% and pay a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker UBS AG		1,700	(125,774)
Receive a fixed rate of 4.03% and pay a
floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG		1,000	(63,314)
Receive a fixed rate of 4.90% and pay a
floating rate based on 3-month LIBOR,
Expires 3/04/13, Broker Deutsche
Bank AG		2,900	(112,427)
Receive a fixed rate of 4.92% and pay a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche
Bank AG		4,000	(152,544)
Receive a fixed rate of 5.00% and pay a
floating rate based on 3-month LIBOR,
Expires 4/22/13, Broker JPMorgan
Chase Bank NA		3,600	(138,791)
Receive a fixed rate of 4.32% and pay a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank
of Scotland Plc		3,300	(208,715)
Receive a fixed rate of 4.07% and pay a
floating rate based on 3-month LIBOR,
Expires 7/08/13, Broker Deutsche
Bank AG		900	(68,320)
Receive a fixed rate of 3.23% and pay a
floating rate based on 6-month EURIBOR,
Expires 9/03/13, Broker Citibank NA	EUR	2,800	(320,169)
Receive a fixed rate of 3.44% and pay a
floating rate based on 6-month EURIBOR,
Expires 10/21/13, Broker Deutsche
Bank AG		700	(71,240)
Receive a fixed rate of 4.89% and pay a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG	USD	1,600	(103,706)
Receive a fixed rate of 4.47% and pay a
floating rate based on 3-month LIBOR,
Expires 8/05/15, Broker JPMorgan
Chase Bank NA		4,000	(183,876)
Receive a fixed rate of 4.76% and pay a
floating rate based on 3-month LIBOR,
Expires 5/30/17, Broker JPMorgan
Chase Bank NA		1,000	(79,201)

			(2,874,875)

Total Options Written
(Premiums Received—$4,871,531)—(1.0)%			(5,233,358)

Total Investments, Net of TBA Sale
Commitments and Options Written—110.7%			588,188,378
Liabilities in Excess of Other Assets—(10.7)%			(56,708,702)

Net Assets—100.0%			$531,479,676

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$696,907,106

	Gross unrealized appreciation	$53,528,372
	Gross unrealized depreciation	(12,262,438)

	Net unrealized appreciation	$41,265,934

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

	Counterparty	Value	Unrealized Appreciation (Depreciation)

	BNP Paribas	$102,641	$437
	Bank of America NA	$(1,889,907)	$(44,235)
	Barclays Capital, Inc.	$298,406	$3,094
	Citigroup Global Markets Inc.	$(14,337,753)	$139,407
	Credit Suisse Securities (USA) LLC	$7,330,719	$(61,500)
	Deutsche Bank AG	$(3,364,186)	$(146,225)
	Goldman Sachs Bank USA	$15,615,628	$399,362
	Greenwich Financial Services	$5,879,376	$25,419
	JPMorgan Chase Bank NA	$3,345,278	$106,762
	Morgan Stanley Capital Services, Inc.	$(26,788,301)	$(118,015)
	Nomura Securities International Inc.	$8,518,859	$(91,234)
	UBS Securities	$9,085,659	$3,096
	Wells Fargo Bank, NA	$3,615,856	$39,215

(i)	All or a portion of security has been pledged as collateral in connection with swaps.

(j)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Affiliate	Shares/ Beneficial Interest Held at December 31, 2009	Net Activity	Shares/ Beneficial Interest Held at December 31, 2010	Income

	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class	—	$1,381,817	1,381,817	$4,327
	BlackRock Liquidity
	Series, LLC Money
	Market Series	$7,757,000	$(7,757,000)	—	$6,085

(m)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

•	Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

	Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

	Credit Suisse Securities LLC	0.34%	11/01/10	Open	$1,000,787	$1,000,313
	Barclays Capital, Inc	0.17%	11/09/10	Open	3,296,653	3,295,875
	Barclays Capital, Inc	0.22%	12/03/10	Open	2,996,744	2,996,250
	Merrill Lynch & Co., Inc	0.17%	12/10/10	Open	1,967,194	1,966,975
	Credit Suisse Securities LLC	0.17%	12/13/10	Open	1,337,295	1,337,188
	Deutsche Bank AG	0.30%	12/13/10	1/13/11	16,884,342	16,881,950
	Merrill Lynch & Co., Inc	0.20%	12/13/10	Open	2,872,281	2,871,969
	Deutsche Bank AG	0.26%	12/22/10	1/06/11	2,579,418	2,579,250
	Credit Suisse Securities LLC	0.13%	12/29/10	Open	4,164,050	4,164,050
	Barclays Capital, Inc	0.18%	12/30/10	1/03/11	7,750,040	7,750,000
	Deutsche Bank AG	0.02%	12/30/10	1/03/11	1,832,707	1,832,706
	Credit Suisse Securities LLC	0.02%	12/31/10	Open	2,327,725	2,327,711

	Total				$49,009,236	$49,004,237

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

	USD	462,235	GBP	291,000	Citibank NA	1/19/11	$8,605
	USD	134,863	EUR	98,500	Deutsche Bank AG	1/28/11	3,243

	Total						$11,848

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

	Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

	72	2-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$15,742,293	$18,957
	33	30-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$4,129,520	(99,395)
	5	Euro Dollars	Chicago Mercantile	December 2012	$1,228,977	(1,289)
	1	Euro Dollars	Chicago Mercantile	June 2013	$244,528	(403)
	3	Euro Dollars	Chicago Mercantile	September 2013	$732,396	(2,046)

	Total					$(84,176)

•	Financial futures contracts sold as of December 31, 2010 were as follows:

	Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

	157	5-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$18,458,024	$(23,820)
	140	10-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$16,772,599	(88,651)
	48	30-Year Ultra Long Term
		U.S. Treasury Bond	Chicago Board of Trade	March 2011	$6,243,920	143,420
	1	Euro Dollars	Chicago Mercantile	March 2011	$249,035	(53)
	11	Euro Dollars	Chicago Mercantile	June 2011	$2,735,307	(2,593)
	12	Euro Dollars	Chicago Mercantile	September 2011	$2,980,542	(2,808)
	66	Euro Dollars	Chicago Mercantile	December 2011	$16,331,718	(47,832)
	14	Euro Dollars	Chicago Mercantile	March 2012	$3,466,770	20
	6	Euro Dollars	Chicago Mercantile	June 2012	$1,484,871	3,171
	3	Euro Dollars	Chicago Mercantile	September 2012	$742,842	4,054
	3	Euro Dollars	Chicago Mercantile	March 2013	$740,430	5,917

	Total					$(9,175)

•	Credit default swaps on single-name issuers—buy protection outstanding as of December 31, 2010 were as follows:

	Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

	Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	6/20/11	$695	$(2,071)
	Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$720	(53,485)
	Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	$690	(2,394)
	Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$720	(64,185)
	MGIC Investment Corp.	5.00%	Citibank NA	12/20/15	$430	(31,914)
	The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$720	(27,826)

	Total					$(181,875)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

•	Credit default swaps on traded indexes — buy protection outstanding as of December 31, 2010 were as follows:

	Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

	Dow Jones CDX North America
	Investment Grade Index Series 15	1.00%	Credit Suisse International	12/20/15	$3,635	$(17,508)
	Dow Jones CDX North America
	High Yield Index Series 15	5.00%	Deutsche Bank AG	12/20/15	$750	(25,678)
	Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	$510	(5,654)

	Total					$(48,840)

•	Credit default swaps on traded indexes — sold protection outstanding as of December 31, 2010 were as follows:

	Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

	MCDX North America Series 14	0.00%	Goldman Sachs International	6/20/20	AA	$560	$(12,969)

[1]	Using Standard and Poor’s rating of the underlying securities.

[2]	The maximum potential amount the Portfolio may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

	Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

	0.63% (a)	3-month LIBOR	Credit Suisse International	11/26/12	$12,000	$26,623
	0.62% (a)	3-month LIBOR	Deutsche Bank AG	11/26/12	$8,600	19,746
	1.32% (a)	3-month LIBOR	Citibank NA	12/17/13	$1,400	(3,026)
	1.41% (a)	3-month LIBOR	Deutsche Bank AG	12/20/13	$2,300	(10,768)
	1.26% (a)	3-month LIBOR	Deutsche Bank AG	12/24/13	$2,200	(18)
	1.96% (b)	3-month LIBOR	Royal Bank of Scotland Plc	7/20/15	$3,200	(3,909)
	1.32% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/22/15	$800	(28,656)
	1.35% (b)	3-month LIBOR	Credit Suisse International	10/25/15	$800	(27,681)
	2.09% (a)	3-month LIBOR	Citibank NA	12/22/15	$3,700	12,312
	1.99% (b)	3-month LIBOR	Deutsche Bank AG	10/27/17	$200	(9,995)
	4.13% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/13/20	$3,700	(82,331)
	2.77% (a)	3-month LIBOR	Deutsche Bank AG	9/14/20	$700	34,234
	2.57% (b)	3-month LIBOR	Deutsche Bank AG	10/27/20	$300	(20,403)
	2.86% (a)	3-month LIBOR	Citibank NA	11/12/20	$700	30,362
	2.85% (a)	3-month LIBOR	Deutsche Bank AG	11/12/20	$300	13,176
	2.98% (a)	3-month LIBOR	Goldman Sachs International	11/17/20	$500	16,709
	2.98% (a)	3-month LIBOR	JPMorgan Chase Bank NA	11/17/20	$700	23,163
	3.90% (b)	3-month LIBOR	Goldman Sachs International	11/18/20	$2,100	6,498
	2.89% (b)	3-month LIBOR	Deutsche Bank AG	11/26/20	$100	(4,174)
	3.18% (a)	3-month LIBOR	Royal Bank of Scotland Plc	12/07/20	$800	13,677
	3.39% (a)	3-month LIBOR	UBS AG	12/10/20	$500	(590)
	3.42% (a)	3-month LIBOR	Royal Bank of Scotland Plc	12/14/20	$800	(3,105)
	3.60% (b)	3-month LIBOR	Citibank NA	12/17/20	$200	3,894
	3.66% (a)	3-month LIBOR	Deutsche Bank AG	12/20/20	$1,000	(24,590)
	3.43% (b)	3-month LIBOR	Citibank NA	12/21/20	$700	3,019
	3.34% (b)	3-month LIBOR	Citibank NA	12/22/20	$2,000	(6,698)
	3.38% (b)	3-month LIBOR	Citibank NA	12/22/20	$500	179
	3.44% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	12/23/20	$1,100	5,591
	3.39% (b)	3-month LIBOR	Deutsche Bank AG	12/24/20	$800	935

	Total					$(15,826)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

•	Total return swaps outstanding as of September 30, 2010 were as follows:

	Interest Rate Receivable	Interest Rate Payable	Counterparty	Expiration Date	Notional Value (000)	Unrealized Appreciation (Depreciation)

	—	6.50%	Credit Suisse International	1/12/38	$393	$3,577	(c)
	—	6.50%	Goldman Sachs International	1/12/38	$894	(11,759	)(c)
	—	6.50%	JPMorgan Chase Bank NA	1/12/38	$2,933	(8,572	)(c)
	5.50%	—	Barclays Bank Plc	1/12/39	$404	(1,555	)(d)
	5.50%	—	Credit Suisse International	1/12/39	$1,212	(4,431	)(d)
	—	5.50%	Goldman Sachs International	1/12/39	$1,616	(15,170	)(d)
	5.00%	—	Goldman Sachs International	1/12/40	$308	(6,950	)(e)
	—	5.00%	Royal Bank of Scotland Plc	1/12/40	$308	4,529	(e)

	Total					$(40,331)

(c)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(d)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(e)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investment in Securities:
Long-Term Investments:
Common Stocks	$352,537,880	—	—	$352,537,880
Asset-Backed Securities	—	$14,998,891	$1,227,735	16,226,626
Corporate Bonds	—	61,320,650	450,000	61,770,650
Foreign Agency Obligations	—	1,468,053	—	1,468,053
Non-Agency Mortgage-Backed Securities	—	37,428,530	962,780	38,391,310
Taxable Municipal Bonds	—	4,481,472	—	4,481,472
U.S. Government Sponsored Agency Securities	—	210,338,774	—	210,338,774
U.S. Treasury Obligations	—	46,148,760	—	46,148,760
Preferred Securities	—	1,597,483	—	1,597,483
Short-Term Securities	1,381,817	—	—	1,381,817
Liabilities:
Investment in Securities:
Long-Term Investments:
TBA Sale Commitments	—	(144,751,304)	—	(144,751,304)

Total	$353,919,697	$233,031,309	$2,640,515	$589,591,521

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$11,848	—	$11,848
Interest rate contracts	$175,539	4,040,333	$8,106	4,223,978
Liabilities:
Credit contracts	—	(230,715)	(12,969)	(243,684)
Interest rate contracts	(381,390)	(5,346,802)	(48,437)	(5,776,629)

Total	$(205,851)	$(1,525,336)	$(53,300)	$(1,784,487)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total

Assets/Liabilities:
Balance, as of
December 31, 2009	$199,500	—	$2,056,364	$2,255,864
Accrued discounts/
premiums	—	—	—	—
Net realized gain (loss)	—	—	11,024	11,024
Net change in unrealized
appreciation/
depreciation[2]	71,289	—	(2,388)	68,901
Purchases	1,227,735	$450,000	—	1,677,735
Sales	—	—	(2,065,000)	(2,065,000)
Transfers in3	—	—	962,780	962,780
Transfers out[3]	(270,789)	—	—	(270,789)

Balance, as of
December 31, 2010	$1,227,735	$450,000	$962,780	$2,640,515

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $0.

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Credit Contracts	Interest Rate Contracts	Interest Rate Contracts	Total

	Liabilities	Assets	Liabilities
Balance, as of
December 31, 2009	—	—	$(71,419)	$(71,419)
Accrued discounts/
premiums	—	—	—	—
Net realized gain (loss)	—	—	(27,680)	(27,680)
Net change in unrealized
appreciation/
depreciation[4]	—	—	126,089	126,089
Purchases	—	—	—	—
Sales	—	—	(26,991)	(26,991)
Transfers in5	$(12,969)	$8,106	(48,437)	(53,300)
Transfers out[5]	—	—	—	—

Balance, as of
December 31, 2010	$(12,969)	$8,106	$(48,437)	$(53,300)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivatives still held at December 31, 2010 was $0.

[5]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Capital Appreciation Portfolio
Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—2.4%
Boeing Co.	30,300	$1,977,378
General Dynamics Corp.	31,900	2,263,624

		4,241,002

Air Freight & Logistics—2.1%
United Parcel Service, Inc., Class B	51,200	3,716,096

Airlines—2.6%
Delta Air Lines, Inc. (a)	262,100	3,302,460
United Continental Holdings Inc. (a)	53,800	1,281,516

		4,583,976

Auto Components—0.6%
Johnson Controls, Inc.	28,600	1,092,520

Automobiles—2.1%
Ford Motor Co. (a)	106,000	1,779,740
General Motors Co. (a)	50,200	1,850,372

		3,630,112

Beverages—2.4%
The Coca-Cola Co.	63,800	4,196,126

Biotechnology—1.7%
Alexion Pharmaceuticals, Inc. (a)	19,100	1,538,505
Dendreon Corp. (a)	42,700	1,491,084

		3,029,589

Capital Markets—0.8%
Jefferies Group, Inc. New Shares	54,100	1,440,683

Chemicals—1.8%
Ecolab, Inc.	24,900	1,255,458
Monsanto Co.	27,500	1,915,100

		3,170,558

Communications Equipment—5.0%
F5 Networks, Inc. (a)	14,400	1,874,304
Juniper Networks, Inc. (a)	27,100	1,000,532
QUALCOMM, Inc.	118,700	5,874,463

		8,749,299

Computers & Peripherals—7.2%
Apple, Inc. (a)	31,500	10,160,640
NetApp, Inc. (a)	46,800	2,572,128

		12,732,768

Construction & Engineering—0.9%
Fluor Corp.	24,300	1,610,118

Diversified Financial Services—1.3%
Moody’s Corp. (b)	84,300	2,237,322

Diversified Telecommunication Services—1.0%
Verizon Communications, Inc.	51,400	1,839,092

Energy Equipment & Services—3.3%
Halliburton Co.	37,300	1,522,959
Schlumberger Ltd.	51,000	4,258,500

		5,781,459

Food & Staples Retailing—1.3%
Whole Foods Market, Inc. (a)	46,700	2,362,553

Health Care Providers & Services—2.8%
Express Scripts, Inc. (a)	55,700	3,010,585
Lincare Holdings, Inc.	69,150	1,855,294

		4,865,879

Health Care Technology—1.2%
Cerner Corp. (a)	22,600	2,141,124

Hotels, Restaurants & Leisure—4.8%
Ctrip.com International Ltd.—ADR (a)	47,200	1,909,240
Las Vegas Sands Corp. (a)	56,900	2,614,555
Starbucks Corp.	69,300	2,226,609
Starwood Hotels & Resorts Worldwide, Inc.	27,800	1,689,684

		8,440,088

Household Durables—0.8%
Stanley Black & Decker, Inc.	22,000	1,471,140

Household Products—3.1%
The Procter & Gamble Co.	84,100	5,410,153

IT Services—1.8%
Accenture Plc	18,800	911,612
Cognizant Technology Solutions Corp. (a)	29,900	2,191,371

		3,102,983

Internet & Catalog Retail—3.5%
Amazon.com, Inc. (a)	24,500	4,410,000
NetFlix, Inc. (a)	9,700	1,704,290

		6,114,290

Internet Software & Services—5.3%
Akamai Technologies, Inc. (a)	29,300	1,378,565
Baidu.com, Inc.—ADR (a)	16,000	1,544,480
Google, Inc., Class A (a)	10,900	6,474,273

		9,397,318

Life Sciences Tools & Services—2.6%
Covance, Inc. (a)	37,000	1,902,170
Illumina, Inc. (a)	41,500	2,628,610

		4,530,780

Machinery—6.8%
Caterpillar, Inc.	11,100	1,039,626
Danaher Corp.	98,000	4,622,660
Joy Global, Inc.	21,700	1,882,475
PACCAR, Inc.	63,100	3,623,202
Terex Corp. (a)	27,300	847,392

		12,015,355

Media—1.4%
Walt Disney Co.	64,100	2,404,391

Metals & Mining—2.1%
Agnico-Eagle Mines Ltd.	10,100	774,670
Freeport-McMoRan Copper &
Gold, Inc., Class B	25,100	3,014,259

		3,788,929

Multiline Retail—3.1%
Kohl’s Corp. (a)	41,700	2,265,978
Target Corp.	53,000	3,186,890

		5,452,868

Oil, Gas & Consumable Fuels—4.5%
Anadarko Petroleum Corp.	55,700	4,242,112
Massey Energy Co.	70,200	3,766,230

		8,008,342

Pharmaceuticals—1.1%
Allergan, Inc.	28,200	1,936,494

Professional Services—1.3%
Manpower, Inc.	36,600	2,297,016

Semiconductors & Semiconductor Equipment—4.4%
Broadcom Corp., Class A	46,900	2,042,495
Cree, Inc. (a)	37,900	2,497,231
Lam Research Corp. (a)	33,100	1,713,918
Micron Technology, Inc. (a)	191,600	1,536,632

		7,790,276

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Capital Appreciation Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Software—9.9%
Check Point Software Technologies Ltd. (a)	72,300	$3,344,598
Microsoft Corp.	118,500	3,308,520
Oracle Corp.	91,100	2,851,430
Red Hat, Inc. (a)	59,100	2,697,915
Salesforce.com, Inc. (a)	25,300	3,339,600
VMware, Inc. (a)	22,100	1,964,911

		17,506,974

Specialty Retail—1.8%
Home Depot, Inc.	61,500	2,156,190
Urban Outfitters, Inc. (a)	28,400	1,017,004

		3,173,194

Wireless Telecommunication Services—0.6%
NII Holdings, Inc. (a)	27,900	1,246,015

Total Long-Term Investments
(Cost—$129,282,742)—99.4%		175,506,882

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.17% (c)(d)	1,127,148	1,127,148

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC
Money Market Series, 0.44% (c)(d)(e)	$1,293	1,292,500

Total Short-Term Securities
(Cost—$2,419,648)—1.4%		2,419,648

Total Investments
(Cost—$131,702,390*)—100.8%		177,926,530
Liabilities in Excess of Other Assets—(0.8)%		(1,475,993)

Net Assets—100.0%		$176,450,537

•	The cost and unrealized appreciation (depreciation) of investments as of December31,2010,as computed for federal income tax purposes were as follows:

	Aggregate cost	$133,207,972

	Gross unrealized appreciation	$45,694,641
	Gross unrealized depreciation	(976,083)

	Net unrealized appreciation	$44,718,558

(a)	Non-income producing security.

(b)	Security,or a portion of security,is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio during the year,for purposes of Section 2(a)(3) of the Investment Company Act of 1940,as amended,were as follows:
	Affiliate	Shares/ Beneficial Interest Held at December 31, 2009	Net Activity	Shares/ Beneficial Interest Held at December 31, 2010	Income

	BlackRock Liquidity Funds, TempFund,Institutional Class	487,049	640,099	1,127,148	$2,238
	BlackRock Liquidity Series,LLC Money Market Series	$9,222,200	$(7,929,700)	$1,292,500	$9,469

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

	•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

		•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long Term
Investments[1]	$175,506,882	—	—	$175,506,882
Short Term
Securities	1,127,148	$1,292,500	—	$2,419,648

Total	$176,634,030	$1,292,500	—	$177,926,530

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina—0.1%
Banco Macro Bansud SA—ADR	2,000	$100,400
Cresud S A Spons Adr—ADR (a)	5,600	106,288
IRSA Inversiones y
Representaciones SA—ADR	5,800	93,322
Pampa Energia SA—ADR (a)	6,500	110,500
Telecom Argentina Stet-France
Telecom SA—ADR	2,100	52,269
Tenaris SA—ADR	1,200	58,776

		521,555

Australia—1.1%
BHP Billiton Ltd.	42,900	1,994,894
CSL Ltd.	14,752	547,626
Newcrest Mining Ltd.	35,452	1,470,496
Rio Tinto Ltd.	11,067	969,103
Telstra Corp. Ltd.	73,756	210,420

		5,192,539

Austria—0.0%
Telekom Austria AG	8,045	113,394

Belgium—0.1%
RHJ International (a)	42,000	348,598
RHJ International—ADR (a)(b)	11,100	91,965

		440,563

Brazil—2.1%
All America Latina Logistica SA	22,830	206,295
Banco do Brasil SA	5,100	96,531
Banco Santander Brasil SA	17,200	233,651
Cia Brasileira de Distribuicao Grupo
Pao de Acucar, Preference Shares	15,141	632,091
Cia Brasileira, Preference ‘B’ Shares (a)	289	12,065
Cia Energetica de Minas Gerais—ADR	7,997	132,670
Cosan Ltd.	35,000	476,700
Cyrela Brazil Realty SA	44,200	581,789
Hypermarcas SA (a)	108,500	1,472,594
Itau Unibanco Holding SA,
Preference Shares	19,900	477,001
MRV Engenharia e Participacoes SA	51,800	487,107
OGX Petroleo e Gas Participacoes SA (a)	21,600	260,241
Petroleo Brasileiro SA—ADR	82,481	2,818,376
SLC Agricola SA	35,700	473,133
Usinas Siderurgicas de Minas Gerais SA,
Preference ‘A’ Shares	10,300	118,884
Vale SA, Preference ‘A’ Shares	33,400	975,843
Vivo Participacoes SA—ADR	29,175	950,813

		10,405,784

Canada—2.8%
Agrium, Inc. (c)	5,000	458,750
Alamos Gold, Inc.	27,780	528,611
BCE, Inc.	1,400	49,644
Barrick Gold Corp.	37,584	1,998,717
Canadian Natural Resources Ltd.	14,600	648,532
Canadian Pacific Railway Ltd.	6,760	438,116
Canadian Pacific Railway Ltd.	7,090	460,782
Cenovus Energy, Inc.	610	20,276
Daylight Energy Ltd.	49,490	514,162
Eldorado Gold Corp.	63,524	1,181,931
Goldcorp, Inc.	37,817	1,738,826
IAMGOLD Corp.	45,727	813,940
IAMGOLD, International African Mining
Gold Corp.	20,717	369,835
Kinross Gold Corp.	20,258	384,092
Kinross Gold Corp.	72,821	1,384,939
Magna International, Inc., Class A	1,200	62,400

Potash Corp. of Saskatchewan, Inc.	1,920	297,274
Research In Motion Ltd. (a)	900	52,317
Rogers Communications, Inc., Class B	9,500	328,985
Silver Wheaton Corp. (a)	23,000	897,920
Sino-Forest Corp. (a)	27,480	643,678
Suncor Energy, Inc.	8,195	315,503
TELUS Corp.	3,730	170,613
Talisman Energy, Inc.	6,700	149,054
Teck Resources Ltd., Class B	1,200	74,196
Vittera, Inc. (a)	11,300	105,465

		14,088,558

Chile—0.1%
Banco Santander Chile SA—ADR	2,400	224,328
Sociedad Quimica y Minera de
Chile SA—ADR	4,400	257,048

		481,376

China—1.4%
Beijing Enterprises Holdings Ltd.	183,820	1,139,328
CSR Corp. Ltd.	92,600	121,664
Chaoda Modern Agriculture
Holdings Ltd.	694,016	519,567
China BlueChemical Ltd.	247,200	177,069
China Communications Services
Corp. Ltd.	3,100	1,846
China Huiyan Juice Group Ltd.	68,000	46,801
China Life Insurance Co. Ltd.	65,300	265,876
China Life Insurance Co. Ltd.—ADR	4,880	298,510
China Mobile Ltd.	126,800	1,257,204
China Pacific Insurance Group Co. Ltd.	11,000	45,681
China Resources Gas Group Ltd.	122,000	173,600
China Shenhua Energy Co. Ltd., Class H	59,179	248,015
China Telecom Corp., Ltd.	304,000	158,845
China Unicom Ltd.	117,500	167,869
Dongfeng Motor Group Co. Ltd.	55,000	94,725
Guangshen Railway Co. Ltd.	352,600	138,377
Guangzhou Automobile Group Co. Ltd.	200,133	276,017
Jiangsu Express	28,000	32,041
Mindray Medical
International Ltd.—ADR	2,700	71,280
Ping An Insurance Group Co.
of China Ltd.	19,494	217,585
Tianjin Development Holdings Ltd. (a)	784,779	743,757
Tianjin Port Development Holdings Ltd.	1,238,800	293,125
Xiamen International Port Co. Ltd.	392,600	76,762
Zhongsheng Group Holdings Ltd. (a)	128,100	278,459

		6,844,003

Egypt—0.1%
Telecom Egypt	115,261	360,088

Finland—0.1%
Fortum Oyj	11,200	337,831
Nokia Oyj—ADR	3,700	38,184

		376,015

France—0.9%
AXA SA—ADR	300	4,995
BNP Paribas SA	7,500	477,650
Cie Generale d’Optique Essilor
International SA	11,219	722,851
France Telecom SA	26,366	551,731
Sanofi-Aventis	8,400	538,531
Sanofi-Aventis—ADR	1,593	51,342
Technip SA	1,400	129,407
Total SA	13,119	698,751

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

France (concluded)
Total SA—ADR	13,600	$727,328
Vivendi SA	17,400	470,177

		4,372,763

Germany—0.5%
Allianz AG, Registered Shares	1,308	155,411
BASF SE	2,400	191,527
Bayer AG	4,130	306,146
Bayer AG—ADR	300	22,008
Bayerische Motoren Werke AG	1,800	141,817
Deutsche Telekom AG—ADR	3,400	43,520
Kabel Deutschland Holding AG (a)	7,500	351,703
Siemens AG	4,000	495,499
Volkswagen AG, Preference Shares	4,324	703,033

		2,410,664

Hong Kong—0.6%
AIA Group Ltd. (a)	56,400	158,545
Cheung Kong Holdings Ltd.	23,000	354,464
Cheung Kong Infrastructure Holdings Ltd.	45,500	208,314
China Dongxiang Group Co.	304,601	131,519
China Gas Holdings Ltd.	73,100	31,882
HSBC Holdings Plc, Hong Kong
Registered	26,500	270,604
Hutchison Whampoa Ltd.	42,370	435,873
The Link Real Estate Investment Trust	239,064	742,281
Mongolian Mining Corp. (a)	105,300	122,873
Ports Design Ltd.	800	2,207
Shougang Concord International
Enterprises Co. Ltd. (a)	474,200	68,893
Sinopharm Group Co.	58,000	202,095
Wharf Holdings Ltd.	54,450	418,636

		3,148,186

India—0.8%
Adani Enterprises Ltd.	33,475	486,485
Adani Power Ltd. (a)	103,500	301,663
Bharat Heavy Electricals Ltd.	17,260	896,795
Container Corp. of India	3,140	88,987
Housing Development Finance Corp.	52,920	861,548
Larsen & Toubro Ltd.	6,600	292,106
Power Grid Corp. of India Ltd.	14,157	31,119
Reliance Industries Ltd.	26,180	619,756
State Bank of India Ltd.	9,380	589,643

		4,168,102

Indonesia—0.1%
Bumi Resources Tbk PT	799,634	267,881
Telekomunikasi Indonesia Tbk PT	372,000	328,235

		596,116

Israel—0.2%
AFI Development Plc—GDR (a)	30,700	32,696
Teva Pharmaceutical Industries Ltd.—ADR	13,971	728,308

		761,004

Italy—0.4%
Assicurazioni Generali SpA	3,400	64,735
Eni SpA	36,800	806,561
Intesa Sanpaolo SpA	102,200	277,845
Telecom Italia SpA	118,400	153,618
Unicredit SpA	243,100	503,987

		1,806,746

Japan—5.9%
Aisin Seiki Co., Ltd.	8,120	286,120
Astellas Pharma, Inc.	6,490	246,655
The Bank of Kyoto Ltd.	21,590	204,078
Bridgestone Corp.	7,800	150,142
Canon, Inc.	16,931	869,666
Coca-Cola Central Japan Co., Ltd.	3,070	40,974
Coca-Cola West Holdings Co., Ltd.	6,918	125,225
Daihatsu Motor Co., Ltd.	14,500	221,832
Daikin Industries Ltd.	1,600	56,521
Dainippon Pharma Co., Ltd.	4,000	36,282
Daiwa House Industry Co., Ltd.	17,870	218,902
Denso Corp.	9,530	327,631
East Japan Railway Co.	16,164	1,048,869
Fanuc Ltd.	2,100	320,998
Fuji Heavy Industries Ltd.	63,260	487,848
Fujitsu Ltd.	12,620	87,436
Futaba Industrial Co., Ltd. (a)	17,170	123,949
Hitachi Chemical Co., Ltd.	13,800	284,411
Hitachi Ltd.	27,800	147,595
Hokkaido Coca-Cola Bottling Co., Ltd.	5,900	29,649
Honda Motor Co., Ltd.	15,740	621,239
Hoya Corp.	23,701	573,071
Inpex Corp.	95	554,742
JGC Corp.	24,080	521,901
Japan Real Estate Investment Corp.	5	51,798
Japan Retail Fund Investment Corp.	12	22,948
KDDI Corp.	105	605,508
Kinden Corp.	19,740	181,905
Kirin Holdings Co., Ltd.	32,790	458,603
Komatsu Ltd.	10,600	319,027
Kubota Corp.	85,780	808,143
Kuraray Co., Ltd.	18,620	265,799
Kyowa Hakko Kirin Co. Ltd.	21,370	219,469
MS&AD Insurance Group Holdings, Inc.	32,915	821,647
Mikuni Coca-Cola Bottling Co., Ltd.	8,700	78,978
Mitsubishi Corp.	52,890	1,425,478
Mitsubishi Tanabe Pharma Corp.	13,000	219,146
Mitsubishi UFJ Financial Group, Inc.	86,520	466,526
Mitsui & Co., Ltd.	61,720	1,015,536
Mitsui OSK Lines Ltd.	31,330	212,296
Murata Manufacturing Co., Ltd.	6,740	470,490
NGK Insulators Ltd.	14,200	230,665
NKSJ Holdings, Inc. (a)	81,450	597,494
NTT DoCoMo, Inc.	908	1,581,378
NTT Urban Development Co.	97	95,223
Nintendo Co., Ltd.	970	283,193
Nippon Building Fund, Inc.	7	71,738
Nippon Electric Glass Co.	10,940	157,032
Nippon Telegraph & Telephone Corp.	9,810	446,726
Nomura Holdings, Inc.	32,710	207,547
Okumura Corp.	62,270	236,548
Rinnai Corp.	3,750	228,605
Rohm Co., Ltd.	4,860	316,059
Sekisui House Ltd.	51,930	523,273
Seven & I Holdings Co., Ltd.	16,590	441,363
Shin-Etsu Chemical Co., Ltd.	17,720	955,047
Shionogi & Co., Ltd.	13,920	274,320
Sony Corp.—ADR	900	32,139
Sony Financial Holdings, Inc.	31	124,848
Sumitomo Chemical Co., Ltd.	228,330	1,120,872
Sumitomo Electric Industries Ltd.	18,100	250,127
Sumitomo Mitsui Financial Group, Inc.	9,700	343,449

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
Suzuki Motor Corp.	40,461	$993,270
TDK Corp.	4,260	294,947
Tadano Ltd.	6,000	32,170
Terumo Corp.	3,800	213,132
Toda Corp.	57,300	212,358
Toho Co., Ltd.	14,600	234,095
Tokio Marine Holdings, Inc.	43,502	1,292,334
Tokyo Gas Co., Ltd.	111,581	494,110
Toyota Industries Corp.	21,314	659,440
Toyota Motor Corp.	10,700	421,242
Ube Industries Ltd.	99,800	298,843
West Japan Railway Co.	64	238,880

		29,131,500

Kazakhstan—0.1%
KazMunaiGas Exploration
Production—GDR	25,300	501,699

Luxembourg—0.0%
Millicom International Cellular SA	1,500	143,400

Malaysia—0.4%
Axiata Group Bhd (a)	140,550	216,245
British American Tobacco Malaysia Bhd	11,200	163,442
IOI Corp. Bhd	51,161	96,338
PLUS Expressways Bhd	270,654	396,809
Telekom Malaysia Bhd	59,200	67,349
Tenaga Nasional Bhd	92,087	250,007
YTL Power International	702,403	555,250

		1,745,440

Mexico—0.2%
America Movil, SA de CV—ADR	12,302	705,397
Fomento Economico Mexicano,
SA de CV—ADR	2,900	162,168

		867,565

Netherlands—0.2%
Koninklijke KPN NV	16,105	235,228
Koninklijke Philips Electronics NV	11,500	352,559
Koninklijke Philips Electronics NV,
New York Registered Shares	2,100	64,470
Unilever NV—ADR	3,600	113,040

		765,297

Norway—0.1%
DnB NOR ASA	23,000	323,565
Statoil ASA	16,500	392,998

		716,563

Philippines—0.0%
Philippine Long Distance Telephone
Co.—ADR	3,700	215,599

Poland—0.0%
Powszechny Zaklad Ubezpieczen SA	1,200	144,151

Russia—1.3%
AFI Development Plc, Class B (a)	32,200	34,132
Federal Hydrogenerating Co. (a)	1,975,481	106,083
Federal Hydrogenerating
Co., JSC (a)	54,100	2,887
Kuzbassrazrezugol (a)	606,162	236,403
LSR Group—GDR (a)(b)	50,500	333,300
MMC Norilsk Nickel—ADR	12,958	306,716
Magnitogorsk Iron & Steel Works—GDR	11,400	165,870
Novorossiysk Commercial Sea
Port—GDR	40,800	408,000
OAO Gazprom—ADR	22,100	562,224
OAO Rosneft Oil Co.—GDR	46,300	331,508
Polyus Gold Co. ZAO—ADR	30,200	1,094,750
RusHydro—ADR (a)	201,108	1,096,039
Sberbank	402,800	1,372,339
Uralkali—GDR	900	33,048
VimpelCom Ltd.—ADR	23,800	357,952

		6,441,251

Singapore—0.7%
CapitaLand Ltd.	73,700	213,178
DBS Group Holdings Ltd.	20,510	228,923
Fraser and Neave Ltd.	90,400	451,285
Global Logistic Properties Ltd. (a)	37,400	62,948
Keppel Corp. Ltd.	71,600	631,768
M1 Ltd.	103,400	189,581
Noble Group Ltd.	72,987	123,365
Oversea-Chinese Banking Corp.	84,400	649,792
Parkway Life Real Estate Investment Trust	4,875	6,270
Sembcorp Marine Ltd.	46,800	195,783
Singapore Press Holdings Ltd.	36,370	112,913
Singapore Telecommunications Ltd.	218,000	518,042
United Overseas Bank Ltd.	12,080	171,427

		3,555,275

South Africa—0.1%
Anglo Platinum Ltd. (a)	983	103,708
AngloGold Ashanti Ltd.—ADR	2,300	113,229
Impala Platinum Holdings Ltd.	3,200	113,334
Katanga Mining Ltd. (a)	71,382	102,661
Life Healthcare Group Holdings Ltd.	88,700	199,954
Sasol Ltd.	1,600	84,114

		717,000

South Korea—0.8%
Cheil Industries, Inc.	2,300	224,768
KT Corp.	1,650	67,011
KT Corp.—ADR	24,420	507,936
KT&G Corp.	6,464	368,549
Korean Reinsurance Co.	3,096	32,145
LG Corp.	2,700	207,467
LG Display Co. Ltd.	4,900	171,355
Mando Corp. (a)	700	79,542
Meritz Fire & Marine
Insurance Co. Ltd.	3,051	23,388
POSCO	700	299,033
POSCO—ADR	2,720	292,917
Paradise Co. Ltd.	21,932	77,103
SK Telecom Co., Ltd.	2,540	387,482
Samsung Electronics Co., Ltd.	1,250	1,043,920
Samsung Fine Chemicals Co., Ltd.	3,500	255,378

		4,037,994

Spain—0.3%
Banco Bilbao Vizcaya Argentaria SA	13,100	133,506
Banco Santander SA	66,600	709,678
Telefonica SA	15,361	350,692
Telefonica SA—ADR	2,100	143,682

		1,337,558

Switzerland—1.0%
Credit Suisse Group AG	6,431	259,008
Credit Suisse Group AG—ADR	1,000	40,410
Garmin Ltd.	1,400	43,386
Nestle SA, Registered Shares	23,675	1,386,969
Noble Corp.	1,273	45,535
Novartis AG, Registered Shares	11,089	652,761

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Switzerland (concluded)
Roche Holding AG	3,175	$465,432
Swisscom AG	600	263,752
Transocean Ltd. (a)	7,101	493,591
Tyco Electronics Ltd.	3,770	133,458
Tyco International Ltd.	3,744	155,151
UBS AG (a)	20,700	339,866
Weatherford International Ltd. (a)	19,014	433,519
Zurich Financial Services AG	1,466	379,645

		5,092,483

Taiwan—0.8%
ASUSTeK Computer, Inc.	11,761	111,700
Catcher Technology Co. Ltd.	21,900	81,068
Cheng Shin Rubber Industry Co. Ltd.	70,250	156,541
Chunghwa Telecom Co., Ltd.	118,416	301,192
Chunghwa Telecom Co., Ltd.—ADR	24,950	630,486
Compal Electronics, Inc.	50,789	67,284
Delta Electronics, Inc.	128,255	626,619
Far EasTone Telecommunications Co., Ltd.	155,000	224,805
HON HAI Precision Industry Co., Ltd.	58,648	236,251
HTC Corp.	29,407	906,583
MediaTek, Inc.	11,015	157,660
Pegatron Corp. (a)	26,272	37,808
Taiwan Semiconductor
Manufacturing Co., Ltd.	269,192	655,294

		4,193,291

Thailand—0.3%
Hana Microelectronics Pcl	104,577	86,728
PTT Chemical Pcl	121,208	591,063
PTT Chemical Pcl—ADR	4,100	19,987
PTT Public Company THB10	31,479	334,161
Siam Commercial Bank Pcl	108,646	373,026

		1,404,965

Turkey—0.3%
BIM Birlesik Magazalar AS	9,200	312,135
Tupras Turkiye Petrol
Rafinerileri AS	11,470	286,393
Turk Telekomunikasyon AS	61,715	259,525
Turkcell Iletisim Hizmet AS	27,992	191,135
Turkiye Garanti Bankasi AS	83,292	420,657

		1,469,845

United Kingdom—2.2%
Anglo American Plc	14,200	742,838
Antofagasta Plc	22,400	566,788
AstraZeneca Group Plc—ADR	1,200	55,428
BG Group Plc	52,200	1,058,888
BP Plc	91,988	678,037
BP Plc—ADR	18,900	834,813
BT Group Plc	143,200	406,717
British American Tobacco Plc	7,219	277,686
Diageo Plc—ADR	14,561	1,082,319
Ensco International Plc—ADR	900	48,042
GlaxoSmithKline Plc—ADR	1,400	54,908
Guinness Peat Group Plc	363,869	204,303
HSBC Holdings Plc	101,816	1,040,571
International Power Plc	46,900	321,189
Lloyds TSB Group Plc (a)	430,694	444,605
National Grid Plc	75,700	654,293
Petropavlovsk Plc	5,864	105,011
Prudential Plc	8,700	90,891
Royal Dutch Shell Plc—ADR	7,511	501,585
Shire Pharmaceuticals Plc—ADR	300	21,714
Standard Chartered Plc	10,362	279,728

Unilever Plc	6,985	214,552
Unilever Plc—ADR	4,900	151,312
Vodafone Group Plc	282,595	741,851
Vodafone Group Plc—ADR	20,822	550,325

		11,128,394

United States—30.9%
3M Co.	8,223	709,645
ACE Ltd.	19,306	1,201,798
The AES Corp. (a)	23,481	285,999
AOL, Inc. (a)	676	16,028
AT&T Inc.	95,734	2,812,665
Abbott Laboratories	20,754	994,324
Accenture Plc	781	37,870
Adobe Systems, Inc. (a)	5,200	160,056
Advance Auto Parts, Inc.	875	57,881
Advanced Micro Devices, Inc. (a)(c)	65,400	534,972
Aetna, Inc.	24,882	759,150
Agilent Technologies, Inc. (a)	9,100	377,013
Allergan, Inc.	2,700	185,409
Alliance Resource Partners LP	2,651	174,330
The Allstate Corp.	5,600	178,528
Altera Corp.	1,700	60,486
Altria Group, Inc.	20,077	494,296
Amdocs Ltd. (a)	1,408	38,678
American Electric Power Co., Inc.	10,975	394,880
American Tower Corp., Class A (a)	8,890	459,080
American Water Works Co, Inc.	10,114	255,783
Ameriprise Financial, Inc.	1,000	57,550
AmerisourceBergen Corp.	8,307	283,435
Amgen, Inc. (a)	10,017	549,933
Anadarko Petroleum Corp.	11,099	845,300
Analog Devices, Inc.	1,600	60,272
Apache Corp.	7,925	944,898
Apple, Inc. (a)(c)	14,449	4,660,669
Arch Capital Group Ltd. (a)	3,382	297,785
Ascent Media Corp., Class A (a)	54	2,093
Autodesk, Inc. (a)	1,700	64,940
Autoliv, Inc.	900	71,046
Axis Capital Holdings Ltd.	1,721	61,749
BMC Software, Inc. (a)	1,500	70,710
Ball Corp.	800	54,440
Bank of America Corp.	120,694	1,610,058
The Bank of New York Mellon Corp.	37,473	1,131,685
Biogen Idec, Inc. (a)	1,000	67,050
Boeing Co.	13,537	883,425
BorgWarner, Inc. (a)	1,800	130,248
Bristol-Myers Squibb Co.	114,767	3,039,030
Broadcom Corp., Class A	4,578	199,372
CA, Inc.	34,001	830,984
CF Industries Holdings, Inc. (c)	9,200	1,243,380
CMS Energy Corp.	11,450	212,970
CNA Financial Corp. (a)	1,400	37,870
CNH Global NV (a)	1,300	62,062
CVS Caremark Corp.	16,962	589,769
Capital One Financial Corp.	800	34,048
Cardinal Health, Inc.	1,498	57,388
CareFusion Corp. (a)	1,370	35,209
Celgene Corp. (a)	4,300	254,302
CenturyLink, Inc.	6,234	287,824
Cephalon, Inc. (a)	3,900	240,708
Charter Communications, Inc. (a)	1,700	66,198
Check Point Software
Technologies Ltd. (a)	1,400	64,764

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Chevron Corp.	33,817	$3,085,801
Chubb Corp.	8,601	512,964
Cigna Corp.	9,664	354,282
Cimarex Energy Co.	600	53,118
Cisco Systems, Inc. (a)	57,345	1,160,089
Citigroup, Inc. (a)	413,816	1,957,350
The Coca-Cola Co.	6,132	403,302
Coca-Cola Enterprises Inc.	2,300	57,569
Cognizant Technology Solutions Corp. (a)	2,362	173,111
Colgate-Palmolive Co.	9,697	779,348
Comcast Corp., Class A	61,360	1,348,079
Complete Production
Services, Inc. (a)	9,530	281,612
Computer Sciences Corp.	2,064	102,374
Comverse Technology, Inc. (a)	26,963	195,751
ConAgra Foods, Inc.	6,005	135,593
ConocoPhillips	28,306	1,927,639
Consol Energy, Inc.	37,898	1,847,149
Constellation Brands, Inc., Class A (a)	5,036	111,547
Corning, Inc. (c)	59,716	1,153,713
Covidien Plc	6,795	310,260
Crown Holdings, Inc. (a)	6,699	223,613
DIRECTV, Class A (a)	15	599
DISH Network Corp.	7,113	139,842
Darden Restaurants, Inc.	700	32,508
DaVita, Inc. (a)	6,534	454,048
Dell, Inc. (a)(c)	66,746	904,408
Devon Energy Corp.	12,385	972,346
Discovery Communications, Inc.,
Class A (a)	299	12,468
Discovery Communications, Inc.,
Class C (a)	297	10,897
Domtar Corp. (c)	3,300	250,536
The Dow Chemical Co.	23,090	788,293
Dr. Pepper Snapple Group, Inc.	4,222	148,446
E.I. du Pont de Nemours & Co.	15,916	793,890
EMC Corp. (a)	26,679	610,949
EOG Resources, Inc. (c)	5,100	466,191
EXCO Resources, Inc.	49,557	962,397
Eastman Chemical Co.	900	75,672
Eaton Corp.	400	40,604
eBay, Inc. (a)	11,697	325,528
Edison International	1,700	65,620
El Paso Corp.	80,419	1,106,565
Electronic Arts, Inc. (a)	21,847	357,854
Eli Lilly & Co.	6,861	240,409
Endo Pharmaceuticals Holdings, Inc. (a)	2,157	77,026
Endurance Specialty Holdings Ltd.	9,559	440,383
Energizer Holdings, Inc. (a)	700	51,030
Entergy Corp.	6,178	437,588
Exelon Corp.	13,211	550,106
Expedia, Inc.	1,654	41,499
Exxon Mobil Corp.	74,427	5,442,102
FMC Corp.	16,905	1,350,540
Fidelity National Information
Services, Inc.	1,472	40,318
Fidelity National Title Group, Inc.,
Class A	40,414	552,864
Ford Motor Co. (a)	33,600	564,144
Forest Laboratories, Inc. (a)	2,991	95,652
Freeport-McMoRan Copper &
Gold, Inc., Class B	6,956	835,346

The Gap, Inc.	2,691	59,579
General Communication, Inc.,
Class A (a)	2,700	34,182
General Electric Co.	169,736	3,104,471
General Growth Properties Inc.	9,200	142,416
General Mills, Inc. (c)	18,527	659,376
General Motors Co. (a)	28,600	1,054,196
Genzyme Corp. (a)	8,679	617,945
Gilead Sciences, Inc. (a)	14,431	522,979
Global Industries Ltd. (a)	50,981	353,298
The Goldman Sachs Group, Inc.	8,248	1,386,984
Google, Inc., Class A (a)(c)	2,668	1,584,712
H.J. Heinz Co.	4,264	210,897
Halliburton Co.	22,094	902,098
Harris Corp.	1,200	54,360
HealthSouth Corp. (a)	11,783	244,026
Hess Corp.	8,874	679,216
Hewlett-Packard Co. (c)	36,732	1,546,417
Hologic, Inc. (a)	43,069	810,559
Hospira, Inc. (a)	800	44,552
Humana, Inc. (a)	8,963	490,635
Ingersoll-Rand Plc	900	42,381
Intel Corp.	55,434	1,165,777
International Business Machines Corp.	22,676	3,327,930
International Game Technology	19,020	336,464
International Paper Co.	5,808	158,210
Intuit, Inc. (a)	1,500	73,950
JPMorgan Chase & Co.	61,923	2,626,774
Johnson & Johnson	48,004	2,969,047
KBR, Inc.	11,858	361,313
Kimberly-Clark Corp.	600	37,824
King Pharmaceuticals, Inc. (a)	2,841	39,916
Kraft Foods, Inc.	31,921	1,005,831
L-3 Communications Holdings, Inc.	900	63,441
Lam Research Corp. (a)	1,200	62,136
Lexmark International, Inc., Class A (a)	4,118	143,389
Liberty Global, Inc. (a)	1,600	56,608
Liberty Media Corp.—Starz, Series A (a)	1	66
Liberty Media Holding Corp.—Capital (a)	4	250
Liberty Media Holding Corp.—Interactive (a)	510	8,043
Life Technologies Corp. (a)	7,129	395,659
Limited Brands, Inc.	1,921	59,032
Lincoln National Corp.	1,500	41,715
Lockheed Martin Corp.	9,405	657,504
Lorillard, Inc.	2,349	192,759
Lubrizol Corp.	700	74,816
Macy’s, Inc.	1,800	45,540
Marathon Oil Corp.	18,264	676,316
Marco Polo Investment Holdings Ltd. (a)	105	—
Mattel, Inc.	15,776	401,184
McDermott International, Inc. (a)	26,755	553,561
McDonald’s Corp.	6,798	521,814
The McGraw-Hill Cos., Inc.	1,600	58,256
McKesson Corp.	7,806	549,386
Mead Johnson Nutrition Co. (c)	14,139	880,153
MeadWestvaco Corp.	1,900	49,704
Medco Health Solutions, Inc. (a)	11,362	696,150
Medtronic, Inc.	26,039	965,787
Merck & Co, Inc.	52,496	1,891,956
MetLife, Inc.	4,495	199,758
Mettler-Toledo International, Inc. (a)	1,907	288,357
Micron Technology, Inc. (a)	4,900	39,298

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Microsoft Corp.	148,003	$4,132,244
Molson Coors Brewing Co., Class B	1,200	60,228
Morgan Stanley	29,305	797,389
Motorola, Inc. (a)	48,148	436,702
Murphy Oil Corp.	3,590	267,635
Mylan, Inc. (a)	28,336	598,740
NCB Holdings Ltd. (a)	860	—
NII Holdings, Inc. (a)	1,200	53,592
NRG Energy, Inc. (a)	5,150	100,631
National Oilwell Varco, Inc.	15,992	1,075,462
National Semiconductor Corp.	2,460	33,850
Newmont Mining Corp.	26,449	1,624,762
News Corp., Class A	23,593	343,514
NextEra Energy, Inc.	13,160	684,188
Northern Trust Corp.	7,118	394,408
Northrop Grumman Corp.	7,287	472,052
Occidental Petroleum Corp.	15,708	1,540,955
Oracle Corp.	52,773	1,651,795
PG&E Corp.	5,987	286,418
PPG Industries, Inc.	700	58,849
PPL Corp.	17,967	472,891
Pall Corp.	2,090	103,622
Parker Hannifin Corp.	500	43,150
PartnerRe Ltd.	1,858	149,290
PerkinElmer, Inc.	8,135	210,046
Perrigo Co.	5,900	373,647
Pfizer, Inc.	131,091	2,295,403
PharMerica Corp. (a)	266	3,046
Philip Morris International, Inc.	12,546	734,317
Pitney Bowes, Inc.	1,346	32,546
Platinum Underwriters Holdings Ltd.	4,074	183,208
Polo Ralph Lauren Corp.	500	55,460
Polycom, Inc. (a)	15,932	621,029
Praxair, Inc.	2,793	266,648
Precision Castparts Corp.	3,132	436,006
Pride International, Inc. (a)	800	26,400
Principal Financial Group, Inc.	4,808	156,548
The Procter & Gamble Co.	27,498	1,768,946
The Progressive Corp.	11,305	224,630
QUALCOMM, Inc.	41,797	2,068,534
Qwest Communications International, Inc.	95,857	729,472
R.R. Donnelley & Sons Co.	2,292	40,041
Ralcorp Holdings, Inc. (a)	874	56,819
Raytheon Co.	4,860	225,212
RenaissanceRe Holdings Ltd.	4,088	260,365
Ross Stores, Inc.	800	50,600
Ryder System, Inc.	900	47,376
SM Energy Co.	10,357	610,338
SUPERVALU, Inc.	2,135	20,560
Safeway, Inc.	1,354	30,451
SanDisk Corp. (a)	3,882	193,557
Sara Lee Corp.	46,802	819,503
Schlumberger Ltd.	21,446	1,790,741
Seagate Technology (a)	2,300	34,569
Sempra Energy	1,000	52,480
Simon Property Group, Inc.	2,800	278,572
Sohu.com, Inc. (a)	800	50,792

The Southern Co.	6,383	244,022
Southwest Airlines Co.	2,900	37,642
Spirit Aerosystems Holdings, Inc.,
Class A (a)	24,709	514,194
The St. Joe Co. (a)	43,866	958,472
State Street Corp.	11,334	525,218
Stryker Corp.	700	37,590
Symantec Corp. (a)(c)	28,279	473,390
TJX Cos., Inc.	1,000	44,390
TRW Automotive Holdings Corp. (a)	1,200	63,240
Target Corp.	600	36,078
Teradata Corp. (a)	2,210	90,964
Texas Instruments, Inc.	25,503	828,847
Thermo Fisher Scientific, Inc. (a)	10,194	564,340
Time Warner Cable, Inc.	3,042	200,863
Time Warner, Inc.	6,615	212,805
Transatlantic Holdings, Inc.	2,309	119,191
The Travelers Cos., Inc.	17,696	985,844
URS Corp. (a)	800	33,288
U.S. Bancorp	41,761	1,126,294
Union Pacific Corp.	20,380	1,888,411
United Technologies Corp. (c)	11,710	921,811
UnitedHealth Group, Inc.	15,860	572,705
Unum Group	1,436	34,780
Valero Energy Corp.	16,664	385,272
Validus Holdings Ltd.	6,227	190,608
VeriSign, Inc.	1,800	58,806
Verizon Communications, Inc.	54,743	1,958,705
Viacom, Inc., Class B	24,407	966,761
Wal-Mart Stores, Inc.	29,778	1,605,928
Walt Disney Co.	13,100	491,381
Waters Corp. (a)	5,024	390,415
WellPoint, Inc. (a)	17,427	990,899
Wells Fargo & Co.	81,425	2,523,361
Western Digital Corp. (a)	3,006	101,903
The Western Union Co.	2,600	48,282
Whirlpool Corp.	300	26,649
Williams Cos., Inc.	2,200	54,384
Windstream Corp.	5,580	77,785
Wisconsin Energy Corp.	574	33,786
Wyndham Worldwide Corp.	1,600	47,936
Xerox Corp.	56,214	647,585
XL Group Plc	57,177	1,247,602

		153,418,576

Total Common Stocks—57.0%		283,115,302

Fixed Income Securities

		Par
Asset-Backed Securities		(000)

United States—0.0%
Latitude CLO Ltd., Series 2005-1I,
Class SUB, 13.00%, 12/15/17 (d)	USD	100	50,000

Total Asset-Backed Securities—0.0%			50,000

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Argentina—0.0%
Empresa Distribuidora Y
Comercializadora Norte,
9.75%, 10/25/22 (b)	USD	45	$48,759

Brazil—0.1%
CSN Islands XII Corp.,
7.00%, 12/23/49 (b)		230	226,550
Cosan Finance Ltd.,
7.00%, 2/01/17 (b)		100	106,500
Odebrecht Drilling Norbe VIII/IX, Ltd.,
6.35%, 6/30/21 (b)		281	292,240

			625,290

Canada—0.4%
Daylight Resources Trust,
6.25%, 12/31/14 (e)	CAD	145	154,946
PetroBakken Energy Ltd.,
3.13%, 2/08/16 (e)	USD	800	756,000
Sino-Forest Corp., 5.00%,
8/01/13(b)(e)		506	678,672
Valeant Pharmaceuticals International,
6.88%, 12/01/18 (b)		243	241,178
Viterra Inc., 5.95%, 8/01/20 (b)		233	222,316

			2,053,112

China—0.1%
Celestial Nutrifoods Ltd.,
0.00%, 6/12/11 (d)(e)(f)	SGD	800	124,674
China Milk Products Group Ltd.,
0.00%, 1/05/12 (d)(e)	USD	400	80,000
China Petroleum & Chemical Corp.,
0.00%, 4/24/14 (d)(e)	HKD	3,670	539,442

			744,116

El Salvador—0.0%
Telemovil Finance Co. Ltd.,
8.00%, 10/01/17 (b)	USD	184	189,520

Europe—0.2%
European Investment Bank:
4.38%, 4/15/13	EUR	310	441,680
Series 1158/0100,
3.63%, 10/15/11		197	268,819

			710,499

Germany—0.1%
Fresenius Finance Jersey Ltd.,
5.63%, 8/14/11 (e)		250	395,714

Hong Kong—0.3%
FU JI Food and Catering Services
Holdings Ltd., 0.00%,
10/18/10 (a)(d)(e)(f)	CNY	1,900	54,783
Hongkong Land CB 2005 Ltd.,
2.75%, 12/21/12 (e)	USD	100	187,500
Hutchison Whampoa International Ltd.:
(03/33), 6.25%, 1/24/14		100	109,839
(09), 7.63%, 4/09/19		100	119,953
(09), 7.63%, 4/09/19 (b)		300	359,859
(09/16), 4.63%, 9/11/15		550	576,070
(09/16), 4.63%, 9/11/15 (b)		100	104,988

			1,512,992

India—0.7%
Gujarat NRE Coke Ltd.,
0.00%, 4/12/11 (d)(e)	USD	100	139,000
REI Agro Ltd.,
5.50%, 11/13/14 (b)(e)		405	437,906
Reliance Communications Ltd. (d)(e):
71.77%, 5/10/11		300	371,625
0.00%, 3/01/12		1,000	1,172,500
Suzlon Energy Ltd. (d)(e):
59.63%, 6/12/12		211	218,385
27.48%, 10/11/12		250	256,250
9.51%, 7/25/14		791	703,001
Tata Steel Ltd.,
1.00%, 9/05/12 (e)		200	243,250

			3,541,917

Indonesia—0.0%
Bumi Investment Pte Ltd.,
10.75%, 10/06/17 (b)		151	164,590

Japan—0.0%
The Mie Bank Ltd.,
1.00%, 10/31/11 (e)	JPY	6,000	73,614
Nagoya Railroad Co. Ltd.,
1.21%, 3/30/12 (d)(e)		2,000	24,396

			98,010

Kazakhstan—0.1%
KazMunaiGaz Finance Sub BV (b):
9.13%, 7/02/18	USD	250	292,500
7.00%, 5/05/20		139	144,560

			437,060

Luxembourg—0.4%
Acergy SA, Series ACY,
2.25%, 10/11/13 (e)		100	122,700
Actelion Finance SCA,
0.00%, 11/22/11 (d)(e)	CHF	240	276,577
Evraz Group SA (b):
8.88%, 4/24/13	USD	100	107,750
9.50%, 4/24/18		100	110,380
TNK-BP Finance SA (b):
7.50%, 7/18/16		100	110,875
6.63%, 3/20/17		350	371,875
UBS Luxembourg SA for OJSC
Vimpel Communications,
8.25%, 5/23/16		100	109,380
VIP Finance Ireland Ltd. for OJSC
Vimpel Communications,
9.13%, 4/30/18 (b)		468	532,350

			1,741,887

Malaysia—0.6%
Berjaya Land Bhd,
8.00%, 8/15/11 (e)	MYR	780	262,830
Cherating Capital Ltd.,
2.00%, 7/05/12 (e)(g)	USD	300	389,250
IOI Capital Bhd, Series IOI,
60.99%, 12/18/11 (d)(e)		325	461,906
Johor Corp., Series P3,
1.00%, 7/31/12	MYR	1,741	705,773
Paka Capital Ltd.,
4.60%, 3/12/13 (d)(e)	USD	100	102,250
Rafflesia Capital Ltd.,
1.25%, 10/04/11 (e)(g)		600	864,272

			2,786,281

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Mexico—0.2%
BBVA Bancomer SA,
7.25%, 4/22/20 (b)	USD	242	$255,988
Pemex Project Funding Master Trust,
Series 13, 6.63%, 6/15/35		229	233,006
Petroleos Mexicanos,
6.00%, 3/05/20		366	392,202

			881,196

Netherlands—0.0%
ASM International NV (e):
4.25%, 12/06/11		30	50,175
4.25%, 12/06/11 (b)		100	167,000

			217,175

Norway—0.1%
Subsea 7, Inc.,
2.80%, 6/06/11 (e)		200	214,750

Singapore—1.0%
CapitaLand Ltd. (e):
2.10%, 11/15/16	SGD	500	387,170
3.13%, 3/05/18		1,500	1,205,244
2.95%, 6/20/22		1,500	1,092,843
Keppel Land Ltd., 2.50%,
6/23/13 (e)		400	336,190
Olam International Ltd.,
6.00%, 10/15/16 (e)	USD	300	416,550
Wilmar International Ltd.,
32.22%, 12/18/12 (d)(e)		200	257,000
Yanlord Land Group Ltd.:
5.85%, 7/13/14 (e)	SGD	750	609,002
9.50%, 5/04/17 (b)	USD	240	250,800
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15 (e)	SGD	500	338,470

			4,893,269

South Korea—0.4%
Hyundai Motor Manufacturing
Czech sro, 4.50%, 4/15/15 (b)	USD	100	102,611
Korea Development Bank,
4.38%, 8/10/15		580	596,864
Korea Electric Power Corp.:
5.13%, 4/23/34		340	360,369
7.78%, 4/01/96 (h)		280	190,739
Zeus Cayman, 3.58%,
8/19/13 (d)(e)	JPY	75,000	925,179

			2,175,762

Spain—0.1%
Telvent GIT SA, 5.50%,
4/15/15 (b)(e)	USD	219	234,087

Sweden—0.1%
Svensk Exportkredit AB,
10.50%, 9/29/15 (g)	TRY	504	353,092

Switzerland—0.2%
UBS AG, 4.88%, 8/04/20	USD	1,068	1,084,136

Trinidad—0.0%
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75%, 8/14/19 (b)		115	138,000

United Arab Emirates—0.5%
Abu Dhabi National Energy Co.,
6.50%, 10/27/36		100	98,000
Aldar Funding Ltd.,
5.77%, 11/10/11 (e)		150	148,125

Dana Gas Sukuk Ltd.,
7.50%, 10/31/12 (e)		2,030	1,911,245
Pyrus Ltd., 7.50%, 12/20/15 (b)(e)		300	305,070

			2,462,440

United Kingdom—0.2%
BP Capital Markets Plc,
3.13%, 10/01/15		128	127,912
HSBC Finance Corp.,
6.68%, 1/15/21 (b)		83	83,853
Lloyds TSB Bank Plc, 13.00% (i)	GBP	300	533,209
Petropavlovsk 2010 Ltd.,
4.00%, 2/18/15 (e)	USD	100	113,500
Shire Plc, 2.75%, 5/09/14 (e)		300	310,125

			1,168,599

United States—2.9%
The AES Corp., 8.38%, 3/01/11	GBP	84	134,238
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (e)		1,078	1,086,085
8.13%, 12/15/17		91	96,460
Alberto-Culver Co., 5.15%, 6/01/20	USD	57	57,632
Amylin Pharmaceuticals, Inc.,
3.00%, 6/15/14 (e)		681	590,767
Building Materials Corp. of America,
6.88%, 8/15/18 (b)		70	69,300
CF Industries, Inc., 7.13%, 5/01/20		160	175,200
Calpine Corp. (b):
7.88%, 7/31/20		112	113,400
7.50%, 2/15/21		46	45,310
Central European Distribution Corp.,
3.00%, 3/15/13 (e)		39	36,173
Chesapeake Energy Corp.,
2.50%, 5/15/37 (e)		977	871,972
Clearwater Paper Corp.,
7.13%, 11/01/18 (b)		23	23,748
Consol Energy, Inc.,
8.00%, 4/01/17 (b)		475	505,875
Cott Beverages, Inc.,
8.13%, 9/01/18		46	49,565
Crown Cork & Seal Co., Inc.,
7.50%, 12/15/96		150	117,000
DJO Finance LLC,
9.75%, 10/15/17 (b)		45	46,350
DaVita, Inc.:
6.38%, 11/01/18		102	101,490
6.63%, 11/01/20		91	90,090
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		100	107,461
8.00%, 12/15/16		100	111,746
6.63%, 8/15/17		100	105,099
GCI, Inc., 7.25%, 2/15/14		144	145,800
Gilead Sciences, Inc. (e):
0.50%, 5/01/11		120	123,450
0.63%, 5/01/13		461	508,252
1.63%, 5/01/16 (b)		94	97,760
Hana Bank, 4.50%, 10/30/15 (b)		100	101,337
The Hertz Corp.,
7.50%, 10/15/18 (b)		118	122,425
Hologic, Inc.,
2.00%, 12/15/37 (e)(j)		1,086	1,134,870
Host Marriott LP, 7.13%, 11/01/13		8	8,120
Intel Corp. (e):
2.95%, 12/15/35		566	563,877
3.25%, 8/01/39		872	1,045,310

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

United States (concluded)
Intelsat Subsidiary Holding Co. Ltd.:
8.50%, 1/15/13	USD	162	$162,203
8.88%, 1/15/15		25	25,688
Interline Brands Inc., 7.00%, 11/15/18 (b)		29	29,435
International Lease Finance Corp.,
8.25%, 12/15/20		116	119,480
Kinetic Concepts, Inc.,
3.25%, 4/15/15 (b)(e)		70	73,588
Kraft Foods, Inc., 4.13%, 2/09/16		255	267,679
LifePoint Hospitals, Inc.,
3.25%, 8/15/25 (e)		299	298,626
Linn Energy LLC, 7.75%,
2/01/21(b)		229	234,725
McMoRan Exploration Co. (e):
5.25%, 10/06/11		75	89,531
5.25%, 10/06/11 (b)		125	149,219
MetroPCS Wireless, Inc., 7.88%, 9/01/18		14	14,525
Mylan, Inc.:
1.25%, 3/15/12 (e)		583	617,251
7.63%, 7/15/17 (b)		118	125,523
NRG Energy, Inc., 8.25%, 9/01/20 (b)		71	72,775
Nalco Co., 6.63%, 1/15/19 (b)		244	249,490
Omnicare Inc., 3.75%, 12/15/25 (e)		404	450,460
Omnicare, Inc., Series OCR,
3.25%, 12/15/35 (e)		79	72,483
Phibro Animal Health Corp.,
9.25%, 7/01/18 (b)		33	33,990
Pinafore LLC, 9.00%, 10/01/18 (b)		46	49,680
Ranbaxy Laboratories Ltd.,
171.82%, 3/18/11 (d)(e)		100	125,375
Reliance Holdings USA, Inc.,
4.50%, 10/19/20 (b)		250	238,538
SBA Communications Corp. (e):
1.88%, 5/01/13		136	152,490
4.00%, 10/01/14		108	160,380
SanDisk Corp., 1.00%, 5/15/13 (e)		1,292	1,243,550
SonoSite, Inc., 3.75%, 7/15/14 (e)		92	100,970
St. Mary Land & Exploration Co.,
3.50%, 4/01/27 (e)		281	342,118
SunGard Data Systems, Inc.,
7.38%, 11/15/18 (b)		120	120,600
Texas Industries Inc., 9.25%, 8/15/20 (b)		184	195,500
Thermo Fisher Scientific, Inc.,
3.20%, 5/01/15		68	69,569
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17		92	91,540
7.00%, 10/01/20		138	136,275

			14,499,418

Total Corporate Bonds—8.7%			43,371,671

Floating Rate Loan Interests (g)

Indonesia—0.0%
PT Multi Daerah Bersaing, Term Loan,
7.30%, 4/13/12		220	217,906

United States—0.2%
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/30/15		869	877,982

Total Floating Rate Loan Interests—0.2%			1,095,888

Foreign Agency Obligations

Australian Government Bonds,
5.75%, 6/15/11	AUD	752	772,613
Brazil Notas do Tesouro Nacional,
Series F:
10.00%, 1/01/17	BRL	6,806	3,758,362
10.00%, 1/01/21		5,977	3,172,949
Bundesrepublik Deutschland:
4.00%, 7/04/16	EUR	2,080	3,048,552
4.25%, 7/04/17		1,280	1,899,449
3.50%, 7/04/19		1,235	1,732,644
Series 07, 4.00%, 1/04/18		450	657,691
Series 08, 4.25%, 7/04/18		360	532,300
Canadian Government Bond:
4.00%, 6/01/16	CAD	435	469,794
3.50%, 6/01/20		558	578,484
Deutsche Bundesrepublik Inflation
Linked, Series I/L, 1.50%, 4/15/16	EUR	355	503,038
Export-Import Bank of Korea,
4.13%, 9/09/15	USD	700	711,407
Federal Republic of Germany,
1.50%, 9/21/12 (b)		1,000	1,016,408
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	2,200	303,672
2.03%, 3/18/13		6,900	912,703
Kreditanstalt fuer Wiederaufbau,
3.25%, 6/27/13 (e)	EUR	800	1,111,595
Malaysia Government Bond:
3.76%, 4/28/11	MYR	2,215	721,366
Series 0108, 3.46%, 7/31/13		268	87,605
Netherland Government Bond,
3.75%, 7/15/14	EUR	295	424,778
New Zealand Government Bond,
Series 216, 4.50%, 2/14/16	NZD	425	502,561
Poland Government Bond,
3.00%, 8/24/16	PLN	1,416	485,632
Turkey Government Bond:
10.00%, 1/09/13	TRY	180	122,977
10.50%, 1/15/20		1,750	1,266,030
Turkey Government International Bond,
4.00%, 4/01/20		250	188,483
Ukraine Government International
Bond (b):
6.88%, 9/23/15	USD	70	71,050
7.75%, 9/23/20		184	187,220
United Kingdom Gilt:
4.25%, 3/07/11	GBP	1,435	2,251,992
4.75%, 3/07/20		2,634	4,540,869

Total Foreign Agency Obligations—6.5%			32,032,224

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities—0.2%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN,
2.01%, 11/15/15 (b)(g)	USD	953,221	849,837

Total Non-Agency Mortgage-Backed Securities—0.2%			849,837

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
U.S. Treasury Obligations		(000)	Value

U.S. Treasury Inflation Indexed Bonds,
2.38%, 1/15/27	USD	630	$700,235
U.S. Treasury Notes:
1.38%, 2/15/13 (k)		1,719	1,745,325
2.13%, 11/30/14		1,707	1,748,608
2.63%, 12/31/14		3,799	3,961,659
2.25%, 1/31/15		2,790	2,864,108
2.38%, 2/28/15 (k)		3,698	3,811,270
2.50%, 3/31/15		3,674	3,802,884
2.63%, 2/29/16		795	815,931
3.50%, 5/15/20		9,009	9,228,230
2.63%, 8/15/20		7,118	6,748,578
2.63%, 11/15/20		3,142	2,963,506

Total U.S. Treasury Obligations—7.7%			38,390,334

Total Fixed Income Securities—23.3%			115,789,954

Investment Companies		Shares

Brazil—0.1%
iShares MSCI Brazil (Free) Index Fund (l)		5,780	447,372

United States—3.6%
Consumer Staples Select Sector
SPDR Fund		14,872	435,898
ETFS Gold Trust (a)		9,500	1,343,205
ETFS Palladium Trust (a)		3,300	263,538
ETFS Platinum Trust (a)		2,800	493,108
Energy Select Sector SPDR Fund		37,548	2,562,651
Financial Select Sector SPDR Fund		44,114	703,618
Health Care Select Sector SPDR Fund		14,883	468,814
iShares Dow Jones U.S.
Telecommunications Sector Index Fund (l)		5,555	129,820
iShares Silver Trust (a)(l)		28,577	862,454
SPDR Gold Trust (a)		60,148	8,343,731
SPDR KBW Regional Banking ETF		9,562	252,915
Technology Select Sector SPDR Fund		23,800	599,284
Utilities Select Sector SPDR Fund		39,300	1,231,662
Vanguard Telecommunication Services ETF		400	26,252

			17,716,950

Vietnam—0.0%
Vietnam Enterprise Investments Ltd.,
R Shares (a)		31,875	62,794
Vinaland Ltd. (a)		149,600	148,478

			211,272

Total Investment Companies—3.7%			18,375,594

Preferred Securities

Preferred Stocks

Switzerland—0.1%
UBS AG, 9.38% (a)(e)		11,350	311,807

United Kingdom—0.0%
HSBC Holdings Plc, 8.00%		9,200	245,732

United States—0.5%
Apache Corp., 6.00% (e)		1,750	115,955
Bunge Ltd., 4.88% (e)		424	39,856
Chesapeake Energy Corp., 5.75% (b)(e)		697	779,107
El Paso Corp. (e):
4.99%		303	356,404
4.99% (b)		190	223,488

General Motors Co., 4.75% (a)		12,350	668,258
SandRidge Energy, Inc., 7.00% (a)(b)(e)		3,000	357,750
XL Group Plc, 10.75% (e)		2,945	91,766

			2,632,584

Total Preferred Stocks—0.6%			3,190,123

Trust Preferreds

United States—0.1%
Citigroup Capital XIII, 7.88% (g)		6,263	165,573
Omnicare Capital Trust II,
Series B, 4.00% (e)		3,000	115,817

Total Trust Preferreds—0.1%			281,390

Total Preferred Securities—0.7%			3,471,513

Rights

United States—0.0%
Federal Hydrogenerating Co. JSC
(Expires 1/24/11)		12,513	12

Total Rights—0.0%			12

Warrants (m)

Canada—0.0%
Kinross Gold Corp. (Expires 9/13/13)		6,330	13,942

United States—0.1%
Bank of America Corp. (Expires 1/16/19)		14,358	102,516
Ford Motor Co. (Expires 1/01/13)		28,529	232,512

			335,028

Total Warrants—0.1%			348,970

Total Long-Term Investments
(Cost—$377,971,722)—84.8%			421,101,345

Short-Term Securities

Money Market Fund—0.0%
BlackRock Liquidity Funds, TempFund,
Institutional Class 0.17% (l)(n)		14,597	14,597

		Par
		(000)

Time Deposits—0.0%
Canada—0.0%
Brown Brothers Harriman & Co.
0.05%, 1/03/11	CAD	5	5,162
Europe—0.0%
Citibank NA, 0.05%, 1/03/11	EUR	29	38,346
United States—0.0%
Citibank NA, 0.12%, 1/03/11	USD	88	88,041

			131,549

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Short-Term Securities		(000)	Value

U.S. Treasury Obligations—17.1%
U.S. Treasury Bills (o):
0.09%, 1/13/11	USD	11,072	$11,071,900
0.10%, 1/20/11		12,605	12,604,748
0.11%, 2/03/11		5,635	5,634,577
0.12%, 2/10/11		3,630	3,629,648
0.12%, 2/17/11		9,270	9,268,721
0.14%, 2/24/11 (d)		6,038	6,037,022
0.10%, 3/03/11		12,581	12,578,484
0.10%, 3/10/11		1,824	1,823,599
0.09%, 3/17/11		13,630	13,626,960
0.10%, 3/24/11		8,677	8,674,779

			84,950,438

Total Short-Term Securities
(Cost—$85,094,258)—17.1%			85,096,584

Options Purchased		Contracts

Exchange-Traded Call Options—0.0%
Google, Inc. Class A, Strike Price
USD 600.00, Expires 3/19/11		10	26,450
The St. Joe Co., Strike Price
USD 19.00, Expires 1/22/11		44	12,980

			39,430

Over-the-Counter Put Options—0.0%
KOSPI Index:
Strike Price KRW 232.20,
Expires 3/10/11, Broker
Goldman Sachs Bank USA		1,881,466	942
Strike Price KRW 230.71,
Expires 12/08/11, Broker Citibank NA		19	10,813
SPDR Gold Trust, Strike Price
USD 129.11, Expires 1/20/12,
Broker JPMorgan Chase Bank NA		7,292	65,703

			77,458

Total Options Purchased
(Cost — $137,686)—0.0%			116,888

Total Investments Before Structured
Options and Options Written
(Cost — $463,203,666*)—101.9%			506,314,817

Over-the-Counter Structured Options		Units

Credit Suisse Euro Stoxx Index Link,
Expires 8/05/11, Broker Credit
Suisse International (p)		369	(21,152)
JPM MSCI EM INDEX CALL, Expires
12/14/11, Broker JPMorgan Chase
Bank NA (q)		753	16,076
JPMorgan Euro Stoxx Index, Expires
9/16/11, Broker JPMorgan Chase
Bank NA (r)		153	23,313
MSCI Europe excluding UK Index:
Expires 9/01/11, Broker Deutsche
Bank AG (s)		2,083	11,926
Expires 9/16/11, Broker Goldman
Sachs Bank USA (t)		3,645	20,375
Expires 9/16/11, Broker Goldman
Sachs Bank USA (u)		6,430	63,466
Expires 9/16/11, Broker Goldman
Sachs Bank USA (v)		7,290	48,406
Taiwan Taiex Index, Expires 12/21/11,
Broker Citibank NA (w)		1,940	32,326

Total Over-the-Counter Structured Options
(Cost—$0)—0.0%		194,736

Options Written	Contracts

Exchange-Traded Call Options—(0.1)%
Advanced Micro Devices, Inc., Strike
Price USD 10.00, Expires 1/21/12	255	(17,978)
Agrium, Inc.:
Strike Price USD 70.00,
Expires 1/22/11	9	(19,845)
Strike Price USD 75.00,
Expires 1/22/11	23	(38,640)
Strike Price USD 90.00,
Expires 2/19/11	6	(3,360)
Apple, Inc., Strike Price USD
320.00, Expires 1/22/11	3	(3,457)
CF Industries Holdings, Inc.:
Strike Price USD 95.00,
Expires 1/22/11	18	(73,350)
Strike Price USD 105.00,
Expires 1/22/11	24	(72,840)
Strike Price USD 115.00,
Expires 1/22/11	26	(53,755)
Corning, Inc., Strike Price
USD 19.00, Expires 1/22/11	173	(10,726)
Dell, Inc.:
Strike Price USD 16.00,
Expires 8/20/11	86	(4,644)
Strike Price USD 15.00,
Expires 1/21/12	60	(7,620)
Domtar Corp, Strike Price USD
65.00, Expires 1/22/11	24	(27,000)
EOG Resources, Inc., Strike Price
USD 100.00, Expires 1/21/12	19	(15,342)
Google, Inc. Class A, Strike Price
USD 650.00, Expires 3/19/11	10	(9,650)
Hewlett-Packard Co., Strike Price
USD 50.00, Expires 1/21/12	82	(16,687)
Symantec Corp., Strike Price
USD 17.50, Expires 1/21/12	123	(24,231)
United Technologies Corp., Strike Price
USD 80.00, Expires 1/21/12	41	(26,138)

		(425,263)

Exchange-Traded Put Options—0.0%
General Mills, Inc.:
Strike Price USD 33.00,
Expires 4/16/11	18	(1,287)
Strike Price USD 34.00,
Expires 4/16/11	18	(1,899)
Google, Inc. Class A, Strike Price
USD 580.00, Expires 3/19/11	10	(22,600)
Mead Johnson Nutrition Co., Strike Price
USD 45.00, Expires 1/22/11	10	(50)

		(25,836)

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Put Options—0.0%
DJ EuroStoxx 50 Index, Strike Price
EUR 2,540.25, Expires 1/20/12, Broker
JPMorgan Chase Bank NA	354	$(79,629)
S&P Index Option:
Strike Price USD 1,030.64,
Expires 3/10/11	349	(1,188)
Strike Price USD 988.57,
Expires 12/08/11	348	(12,101)

		(92,918)

Total Options Written
(Premiums Received—$347,932)—(0.1)%		(544,017)

Total Investments, Net of Structured Options
and Options Written—101.8%		505,965,536
Liabilities in Excess of Other Assets—(1.8)%		(9,237,884)

Net Assets—100.0%		$496,727,652

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$465,366,925

Gross unrealized appreciation	$51,060,744
Gross unrealized depreciation	(10,112,852)

Net unrealized appreciation	$40,947,892

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(l)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2009	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2010	Value at December 31, 2010	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$3,259,934	—		$(3,245,337)[1]	$14,597	$14,597	—	$190
BlackRock Liquidity Series, LLC Money Market Series	—	—	[2]	— [1]	—	—	—	$465
iShares MSCI Brazil (Free) Index Fund	—	5,780		—	5,780	$447,372	—	$14,633
iShares Dow Jones U.S. Telecommunications Sector Index Fund	12,900	—		(7,345)	5,555	$129,820	$(44,534)	$6,466
iShares Silver Trust	43,200	—		(14,623)	28,577	$862,454	$85,941	—

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net shares/beneficial interest purchased.

(m)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Represents the current yield as of report date.

(o)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(p)

CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,819.34. Each unit contains (a) one written put on the index at a strike price of 2,650.18 and (b) one call option on the index with a strike of 2,819.34. The Portfolio holds 369 units of the structure. On December 31, 2010, the EuroStoxx 50 Index was 2,792.82. At this time, the value of the structured option was ($21,152) based on a price of ($57.32) per unit. The option expires on August 5, 2011.

(q)

JP Morgan Chase MSCI EM Structured Option is issued in units. Each unit represents a structure based on the MSCI EM Index. Each unit contains (a) one written put on the index at a strike price of 1,128.89 and (b) 1.066 call options on the index with a strike of 1,128.89. The Fund holds 753 units of the structure. On December 31, 2010, the MSCI EM Index was 1,151.38. At this time, the value of the structured option was $16,076 based on a price of $21.35 per unit. The option expires on December 14, 2011.

(r)

JP Morgan Chase DJ Euro Stoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,622.91. Each unit contains (a) one written put on the index at a strike price of 2,461.601 and (b) one call option on the index with a strike of 2,622.91. The Fund holds 153 units of the structure. On December 31, 2010, the EuroStoxx 50 Index was 2,792.82. At this time, the value of the structured option was $23,313 based on a price of $152.3725 per unit. The option expires on September 16, 2011.

(s)

DB MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.017. Each unit contains (a) one written put on the index at a strike price of 90.7361 and (b) one call option on the index with a strike of 96.017. The Fund holds 2,082 units of the structure. On December 31, 2010, the MSCI Europe ex UK Index was 102.40. At this time, the value of the structured option was $11,926 based on a price of $5.728 per unit. The option expires on September 1, 2011.

(t)

Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 89.9707 and (b) one call option on the index with a strike of 96.02. The Fund holds 3,645 units of the structure. On December 31, 2010, the MSCI Europe ex UK Index was 102.40. At this time, the value of the structured option was $20,375 based on a price of $5.589 per unit. The option expires on September 16, 2011.

(u)

Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 93.31. Each unit contains (a) one written put on the index at a strike price of 93.31 and (b) one call option on the index with a strike of 93.31. The Fund holds 6,430 units of the structure. On December 31, 2010, the MSCI Europe ex UK Index was 102.40. At this time, the value of the structured option was $63,466 based on a price of $9.87 per unit. The option expires on September 16, 2011.

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

(v)

Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 96.02 and (b) one call option on the index with a strike of 96.02. The Fund holds 7,290 units of the structure. On December 31, 2010, the MSCI Europe ex UK Index was 102.40. At this time, the value of the structured option was $48,406 based on a price of $6.64 per unit. The option expires on September 16, 2011.

(w)

Citigroup Taiwan Taiex Structured Option traded November 11, 2010 is issued in units. Each unit represents a structure based on the Taiex Index. Each unit contains (a) one written put on the index at a strike price of 7,842.2055 and (b) one call option on the index with a strike of 8,478.06. The Fund holds 1,940 units of the structure. On December 31, 2010, the Taiex Index was 8,972.50. At this time, the value of the structured option was $32,326 based on a price of $16.66 per unit. The option expires on December 21, 2011.

  Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Face Value	Unrealized Appreciation (Depreciation)

5	DAX Index	Eurex	March 2011	$1,175,535	$(18,459)
	25 Euro Future
137	DJ Euro Stoxx 50	Eurex	March 2011	$5,193,807	(78,711)
2	Emini MSCI	Chicago	March	$162,312	3,788
		Mercantile	2011
17	FTSE 100	NYSE LIFFE	March	$1,534,347	27,564
	Index Future	London	2011
5	H-Shares Index	Hong Kong	January	$403,717	3,536
			2011
2	Hang Seng	Hong Kong	January	$297,397	(1,236)
	Index Futures		2011
3	MSCI Singapore IX	Singapore	January	$173,926	2,986
	ETS Future		2011
42	Nikkei 225	Singapore	March	$2,663,617	(31,827)
	SIMEX		2011
9	S&P 500 Index	Chicago	March	$2,820,210	(960)
		Mercantile	2011
17	SGX CNX Nifty	Singapore	January	$206,354	3,222
			2011
3	SPI 200 Index	Sydney	March 2011	$366,106	(3,268)
14	Taiwan MSCI	Singapore	January	$440,915	6,105
	SIMEX Index		2011
28	Yen Denom Nikkei	Chicago	March	$1,768,857	(8,295)
		Mercantile	2011

Total					$(95,555)

  Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

TRY	174,409	USD	112,653	Brown Brothers	1/03/11	$306
				Harriman & Co.
CAD	393,651	USD	393,833	Brown Brothers	1/04/11	2,046
				Harriman & Co.
CHF	260,053	USD	278,191	Brown Brothers	1/04/11	(60)
				Harriman & Co.
EUR	386,462	USD	516,584	Brown Brothers	1/04/11	(151)
				Harriman & Co.
PLN	35,655	USD	11,991	Brown Brothers	1/04/11	53
				Harriman & Co.
USD	600	BRL	998	Brown Brothers	1/04/11	(1)
				Harriman & Co.
USD	5,432	JPY	445,710	Brown Brothers	1/04/11	(58)
				Harriman & Co.
BRL	624,592	USD	378,082	Brown Brothers	1/05/11	(2,139)
				Harriman & Co.
EUR	166,216	USD	222,155	Deutsche	1/05/11	(39)
				Bank AG
GBP	348,756	USD	541,305	Brown Brothers	1/05/11	2,419
				Harriman & Co.
NOK	321,696	USD	55,104	Credit Suisse	1/05/11	18
				International
USD	1,814	JPY	147,884	Brown Brothers	1/05/11	(7)
				Harriman & Co.
CHF	1,238,025	USD	1,247,619	JPMorgan Chase	1/06/11	76,605
				Bank NA
EUR	872,350	USD	1,177,673	Barclays	1/06/11	(11,943)
				Bank Plc
EUR	454,790	USD	614,608	UBS AG	1/06/11	(6,868)
JPY	11,930,002	USD	146,704	Brown Brothers	1/06/11	244
				Harriman & Co.
KRW	927,830,000	USD	805,407	Deutsche	1/06/11	11,876
				Bank AG
KRW	342,015,000	USD	296,399	UBS AG	1/06/11	4,867
USD	818,914	KRW	927,830,000	Deutsche	1/06/11	1,630
				Bank AG
USD	302,133	KRW	342,015,000	UBS AG	1/06/11	868
ZAR	250,368	USD	37,829	Brown Brothers	1/06/11	144
				Harriman & Co.
EUR	227,200	USD	306,947	Credit Suisse	1/07/11	(3,338)
				International
EUR	578,871	USD	784,365	Deutsche	1/07/11	(10,814)
				Bank AG
EUR	675,320	USD	912,455	JPMorgan Chase	1/07/11	(10,019)
				Bank NA
JPY	115,146,776	USD	1,382,480	Deutsche	1/07/11	35,860
				Bank AG
JPY	183,553,611	USD	2,201,411	UBS AG	1/07/11	59,543
EUR	807,163	USD	1,052,080	Deutsche	1/13/11	26,524
				Bank AG
EUR	549,775	USD	715,999	UBS AG	1/13/11	18,659
CAD	1,120,287	USD	1,092,761	Credit Suisse	1/14/11	33,646
				International
CAD	741,494	USD	727,440	Deutsche	1/14/11	18,105
				Bank AG
CHF	1,013,885	USD	1,009,846	JPMorgan Chase	1/14/11	74,750
				Bank NA
EUR	2,046,800	USD	2,683,989	Credit Suisse	1/14/11	51,123
				International
CHF	697,441	EUR	533,620	Credit Suisse	1/19/11	33,070
				International
CHF	931,294	EUR	712,980	UBS AG	1/19/11	43,575
EUR	454,000	USD	600,642	Credit Suisse	1/19/11	6,025
				International
EUR	450,200	USD	595,729	JPMorgan Chase	1/19/11	5,860
				Bank NA
CHF	740,964	EUR	566,920	Credit Suisse	1/20/11	35,145
				International
CHF	955,300	EUR	729,760	UBS AG	1/20/11	46,849
EUR	493,500	USD	660,639	Barclays	1/20/11	(1,190)
				Bank Plc
USD	104,731	ZAR	719,085	Barclays	1/21/11	(4,077)
				Bank Plc
USD	362,057	ZAR	2,485,880	UBS AG	1/21/11	(14,092)
EUR	736,871	USD	985,447	Deutsche	1/27/11	(806)
				Bank AG
EUR	912,420	USD	1,220,772	UBS AG	1/27/11	(1,554)

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

  Foreign currency exchange contracts as of December 31, 2010 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	727,349	USD	1,136,890	Credit Suisse	1/27/11	(3,125)
				International
NOK	2,959,000	USD	500,000	UBS AG	1/28/11	6,398
KRW	927,830,000	USD	818,553	Deutsche	2/07/11	(2,761)
				Bank AG
KRW	342,015,000	USD	301,667	UBS AG	2/07/11	(951)
SGD	1,159,380	USD	900,000	JPMorgan Chase	5/16/11	3,425
				Bank NA
TWD	14,797,500	USD	500,000	JPMorgan Chase	5/16/11	9,577
				Bank NA

Total						$535,217

  Total return swaps outstanding as of December 31, 2010 were as follows:

Interest Payable Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation

(0.43)%[1]	JPMorgan Chase	2/18/11	$1,031	$21,669[2]
	Bank NA
(0.43)%[1]	JPMorgan Chase	2/18/11	$167	3,507[2]
	Bank NA
0.00%[3]	Credit Suisse	3/16/11	$175	4,970[4]
	International

Total				$30,146

[1]	Based on the 3-month LIBOR minus 0.71%.

[2]	Based on the change in the return of the MSCI Daily Total Return Net Europe (ex United Kingdom) USD Index.

[3]	Based on the overnight MosPrime Rate.

[4]	Based on the change in the return of the RTS Index Future.

  Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

  The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Argentina	$521,555	—	—	$521,555
Australia	—	$5,192,539	—	5,192,539
Austria	—	113,394	—	113,394
Belgium	91,965	348,598	—	440,563
Brazil	10,393,719	—	$12,065	10,405,784
Canada	14,088,558	—	—	14,088,558
Chile	481,376	—	—	481,376
China	645,807	6,198,196	—	6,844,003
Egypt	—	360,088	—	360,088
Finland	38,184	337,831	—	376,015
France	783,665	3,589,098	—	4,372,763
Germany	65,528	2,345,136	—	2,410,664
Hong Kong	313,300	2,834,886	—	3,148,186
India	—	4,168,102	—	4,168,102
Indonesia	328,235	267,881	—	596,116
Israel	761,004	—	—	761,004
Italy	—	1,806,746	—	1,806,746
Japan	61,788	29,069,712	—	29,131,500
Kazakhstan	501,699	—	—	501,699
Luxembourg	143,400	—	—	143,400
Malaysia	—	1,745,440	—	1,745,440
Mexico	867,565	—	—	867,565
Netherlands	177,510	587,787	—	765,297
Norway	—	716,563	—	716,563
Philippines	215,599	—	—	215,599
Poland	—	144,151	—	144,151
Russia	5,942,081	499,170	—	6,441,251
Singapore	62,948	3,492,327	—	3,555,275
South Africa	415,844	301,156	—	717,000
South Korea	800,853	3,237,141	—	4,037,994
Spain	143,682	1,193,876	—	1,337,558
Switzerland	1,345,050	3,747,433	—	5,092,483
Taiwan	630,486	3,562,805	—	4,193,291
Thailand	1,384,978	19,987	—	1,404,965
Turkey	—	1,469,845	—	1,469,845
United Kingdom	3,300,446	7,827,948	—	11,128,394
United States	153,418,576	—	—	153,418,576
Asset-Backed
Securities	—	—	50,000	50,000
Corporate Bonds	—	40,735,184	2,636,487	43,371,671
Floating Rate Loan
Interests	—	—	1,095,888	1,095,888
Foreign Agency
Obligations	—	24,544,231	7,487,993	32,032,224
Non-Agency
Mortgage-Backed
Securities	—	849,837	—	849,837
U.S. Treasury
Obligations	—	38,390,334	—	38,390,334
Investment
Companies	18,375,594	—	—	18,375,594
Preferred
Securities	2,533,871	937,642	—	3,471,513
Rights	—	12	—	12
Warrants	348,970	—	—	348,970
Short-Term Securities:
Money Market
Fund	14,597	—	—	14,597
Time Deposits	—	131,549	—	131,549
U.S. Treasury
Obligations	—	84,950,438	—	84,950,438

Total	$219,198,433	$275,717,063	$11,282,433	$506,197,929

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (concluded)

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	$86,631	$25,176	$293,346	$405,153
Interest rate contracts	—	4,970	—	4,970
Foreign currency
exchange contracts	—	609,210	—	609,210
Liabilities:
Equity contracts	(593,855)	—	(114,070)	(707,925)
Foreign currency
exchange contracts	—	(73,993)	—	(73,993)

Total	$(507,224)	$565,363	$179,276	$237,415

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, structured options and options. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instruments and structured options, options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Assets/ Liabilities:	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Foreign Government Obligations

Balance, as of
December 31,
2009	$2,000	—	$8,066,782	$300,000	$628,555
Accrued
discounts/
premiums	407	—	95,414	486	(534)
Net realized
gain (loss)	—	—	119,339	501	2,948
Net change in
unrealized
appreciation/
depreciation[1]	47,593	—	(78,219)	15,811	2,674
Purchases	—	—	1,545,389	1,169,138	71,050
Sales	—	—	(4,772,248)	(390,048)	(148,012)
Transfers in2	—	$12,065	437,906	—	6,931,312
Transfers out[2]	—	—	(2,777,876)	—	—

Balance, as of
December 31,
2010	$50,000	$12,065	$2,636,487	$1,095,888	$7,487,993

	Preferred Stocks	Structured Notes	Total

Balance, as of December 31, 2009	$36,711	$70,414	$9,104,462
Accrued discounts/premiums	—	103	95,876
Net realized gain (loss)	4	9,743	132,535
Net change in unrealized
appreciation/depreciation[1]	(9,870)	(338)	(22,349)
Purchases	—	—	2,785,577
Sales	(14,780)	(79,922)	(5,405,010)
Transfers in2	—	—	7,381,283
Transfers out[2]	(12,065)	—	(2,789,941)

Balance, as of December 31, 2010	$—	$—	$11,282,433

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $240,466.

[2]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Equity Contracts

	Assets	Liabilities	Total

Balance, as of December 31, 2009	$442,500	—	$442,500
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized
appreciation/depreciation[3]	(442,500)	—	(442,500)
Purchases	—	—	—
Sales	—	—	—
Transfers in4	293,346	$(114,070)	179,276
Transfers out[4]	—	—	—

Balance, as of December 31, 2010	$293,346	$(114,070)	$179,276

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivatives still held at December 31, 2010 was $0.

[4]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Capital Markets—0.6%
CDP Financial, Inc., 3.00%, 11/25/14 (a)	$735	$747,132

Commercial Banks—6.4%
BNP Paribas Home Loan Covered Bonds SA,
2.20%, 11/02/15 (a)	1,010	967,297
Bank Nederlandse Gemeenten, 1.75%,
10/06/15 (a)	1,000	966,736
Bank of Nova Scotia, 1.65%, 10/29/15 (a)	1,560	1,499,165
DnB NOR Boligkreditt, 2.10%, 10/14/15 (a)	315	299,564
Eksportfinans ASA:
1.88%, 4/02/13	995	1,006,599
3.00%, 11/17/14	560	577,878
2.00%, 9/15/15	795	776,413
Royal Bank of Canada, 3.13%, 4/14/15 (a)	1,255	1,285,508

		7,379,160

Thrifts & Mortgage Finance—0.8%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)	490	509,808
Cie de Financement Foncier, 2.50%, 9/16/15 (a)	400	389,899

		899,707

Total Corporate Bonds—7.8%		9,025,999

Foreign Agency Obligations

Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	220	221,696
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	45	48,180
Series E, 5.25%, 7/02/12	160	170,641
Qatar Government International Bond, 4.00%,
1/20/15 (a)	260	269,100

Total Foreign Agency Obligations—0.6%		709,617

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—1.7%
Countrywide Alternative Loan Trust, Series 2008-2R:
Class 3A1, 6.00%, 8/25/37	696	612,132
Class 4A1, 6.25%, 8/25/37	1,502	1,241,490
Residential Funding Mortgage Securities I,
Series 2007-S2, Class A3, 6.00%, 2/25/37	78	77,442

Total Non-Agency Mortgage-Backed Securities—1.7%		1,931,064

U.S. Government Sponsored Agency Securities

Agency Obligations—3.7%
Fannie Mae, 1.63%, 10/26/15	2,265	2,207,648
Freddie Mac, 1.13%, 12/15/11 (b)	2,100	2,114,591

		4,322,239

Collateralized Mortgage Obligations—4.2%
Freddie Mac Mortgage-Backed Securities,
Series 3207, Class NB, 6.00%, 11/15/30	138	139,068
Ginnie Mae Mortgage-Backed Securities,
Class Z (c):
Series 2004-43, 4.50%, 6/16/44	2,343	2,027,209
Series 2004-45, 5.69%, 6/16/45	2,535	2,666,535

		4,832,812

Federal Deposit Insurance Corporation Guaranteed—0.8%
General Electric Capital Corp.:
2.00%, 9/28/12	700	715,013
2.13%, 12/21/12	195	200,350

		915,363

Interest Only Collateralized Mortgage Obligations—4.8%
Fannie Mae Mortgage-Backed Securities (c):
Series 2007-17, Class SI, 6.14%, 3/25/37	3,297	370,675
Series 2008-57, Class SE, 5.74%, 2/25/37	2,826	326,969
Ginnie Mae Mortgage-Backed Securities (c):
Series 2002-83, Class IO, 0.65%, 10/16/42	17,391	209,829
Series 2003-17, Class IO, 0.63%, 3/16/43	23,280	394,089
Series 2003-109, Class IO, 0.72%, 11/16/43	14,516	238,462
Series 2004-9, Class IO, 0.56%, 3/16/34	7,594	161,240
Series 2004-77, Class IO, 0.49%, 9/16/44	53,786	1,090,942
Series 2006-49, Class SA, 6.20%, 2/20/36	1,340	156,592
Series 2007-23, Class ST, 5.94%, 4/20/37	1,152	118,071
Series 2007-59, Class SC, 6.24%, 7/20/37	3,624	465,561
Series 2008-6, Class SD, 6.20%, 2/20/38	2,227	282,069
Series 2008-15, Class CI, 6.23%, 2/20/38	1,667	206,965
Series 2008-60, Class LS, 6.14%, 1/20/38	2,891	301,410
Series 2009-92, Class SC, 5.94%, 10/16/39	3,297	359,477
Series 2009-106, Class SL, 5.84%, 4/20/36	2,879	337,037
Series 2009-110, Class CS, 6.13%, 11/16/39	4,249	520,079

		5,539,467

Mortgage-Backed Securities—165.9%
Fannie Mae Mortgage-Backed Securities:
2.84%, 11/01/35 (c)	860	898,359
2.85%, 11/01/35 (c)	1,012	1,061,170
3.32%, 12/01/40 (c)	295	299,264
3.50%, 1/15/26–1/13/41 (d)	3,800	3,639,375
4.00%, 12/01/15–1/01/41 (d)	30,700	30,600,202
4.50%, 1/15/26–1/15/41 (d)	34,238	35,151,859
5.00%, 1/15/26–1/15/41 (d)	35,218	37,064,758
5.50%, 11/01/2–1/15/41 (d)(e)	32,110	34,398,123
6.00%, 4/01/35–1/15/41 (d)	18,751	20,428,039
6.50%, 1/15/41 (d)	3,100	3,444,875
Freddie Mac Mortgage-Backed Securities:
4.00%, 1/01/41 (d)	10,000	9,926,560
4.50%, 12/01/40–1/15/41 (d)	4,700	4,819,325
5.50%, 1/15/41 (d)	6,000	6,393,750
8.00%, 3/01/30–6/01/31	47	54,921
Ginnie Mae Mortgage-Backed Securities (d):
4.00%, 1/20/41	2,000	2,013,438
5.50%, 1/15/41	100	108,063
6.00%, 1/15/41	1,000	1,099,531

		191,401,612

Total U.S. Government Sponsored Agency Securities—179.4%		207,011,493

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 8/15/21	1,705	2,428,026
7.25%, 8/15/22	505	682,697
6.25%, 8/15/23	1,370	1,721,919
3.88%, 8/15/40	5	4,605
4.25%, 11/15/40	240	236,100

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Notes:
0.38%, 10/31/12	$4,000	$3,987,812
0.50%, 11/30/12	3,215	3,210,856
0.50%, 10/15/13	850	840,504
1.25%, 10/31/15	610	590,365
1.38%, 11/30/15	5,545	5,388,614
2.25%, 11/30/17	870	846,007
2.63%, 11/15/20 (f)	10,600	9,998,779

Total U.S. Treasury Obligations—25.9%		29,936,284

Total Long-Term Investments
(Cost—$247,689,873)—215.4%		248,614,457

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.17% (g)(h)	10,691,295	10,691,295

Total Short-Term Securities
(Cost—$10,691,295)—9.3%		10,691,295

Options Purchased	Notional Amount (000)

Over-the-Counter Put Swaptions—0.0%
Pay a fixed rate of 1.25% and receive a
floating rate based on 3-month LIBOR,
Expires 4/06/11, Broker Credit Suisse
International	$11,300	21,809
Pay a fixed rate of 3.85% and receive a
floating rate based on 3-month LIBOR,
Expires 3/01/11, Broker Credit Suisse
International	1,900	11,698

Total Options Purchased
(Cost—$45,077)—0.0%		33,507

Total Investments Before TBA Sale Commitments
(Cost—$258,426,245*)—224.7%		259,339,259

TBA Sale Commitments (d)	Par (000)

Fannie Mae Mortgage-Backed Securities:
3.50%, 1/15/26–1/13/41	3,600	(3,438,000)
4.00%, 12/01/15–1/01/41	9,000	(8,952,192)
4.50%, 1/15/26–1/15/41	28,800	(29,550,370)
5.00%, 1/15/26–1/15/41	29,200	(30,684,875)
5.50%, 11/01/21–1/15/41	29,300	(31,324,867)
6.00%, 4/01/35–1/15/41	14,200	(15,423,500)
Freddie Mac Mortgage-Backed Securities,
4.50%, 12/01/40–1/15/41	4,700	(4,806,750)

Total TBA Sale Commitments
(Proceeds—$124,391,836)—(107.6)%		(124,180,554)

Total Investments, Net of TBA Sale Commitments—117.1%

Liabilities in Excess of Other Assets—(17.1)%		(19,739,477)

Net Assets—100.0%		$115,419,228

*	The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$258,428,500

Gross unrealized appreciation	$2,548,114
Gross unrealized depreciation	(1,637,355)

Net unrealized appreciation	$910,759

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

BNP Paribas	$9,551,311	$9,594
Bank of America NA	$2,088,845	$14,888
Barclays Capital Plc	$2,709,720	$12,845
Citigroup Global Markets Inc.	$6,401,717	$109,849
Credit Suisse Securities (USA) LLC	$2,523,373	$(83,366)
Deutsche Bank Securities, Inc.	$(4,331,907)	$(118,969)
Goldman Sachs & Co.	$7,230,308	$286,101
Greenwich Financial Services	$4,148,500	$21,974
JPMorgan Securities, Inc.	$(2,145,031)	$78,265
Morgan Stanley Capital Services, Inc.	$(12,122,769)	$(92,658)
Nomura Securities International, Inc.	$5,283,328	$(59,800)
UBS Securities	$1,273,125	$4,134
Wells Fargo Bank, NA	$(4,193,469)	$24,734

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income

BlackRock Liquidity
Funds, TempFund,
Institutional Class	445,018	10,246,277	10,691,295	$11,796

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (continued)

  Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

35	2-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$7,650,578	$11,141
51	5-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$5,998,006	5,650
1	30-Year U.S. Treasury Ultra-Bond	Chicago Board of Trade	March 2011	$130,391	(3,297)
5	Euro-Dollar	Chicago Mercantile	December 2012	$1,225,052	2,636
4	Euro-Dollar	Chicago Mercantile	June 2013	$974,386	2,114
7	Euro-Dollar	Chicago Mercantile	September 2013	$1,703,868	282
5	Euro-Dollar	Chicago Mercantile	December 2013	$1,210,877	3,061

Total					$21,587

Financial futures contracts sold as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

103	10-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$12,340,275	$(64,788)
2	30-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$244,184	(66)
16	Euro-Dollar	Chicago Mercantile	March 2011	$3,981,556	(3,844)
25	Euro-Dollar	Chicago Mercantile	June 2011	$6,215,294	(7,206)
27	Euro-Dollar	Chicago Mercantile	September 2011	$6,703,639	(8,899)
69	Euro-Dollar	Chicago Mercantile	December 2011	$17,072,746	(51,329)
10	Euro-Dollar	Chicago Mercantile	March 2012	$2,476,430	180
4	Euro-Dollar	Chicago Mercantile	June 2012	$989,964	2,164
1	Euro-Dollar	Chicago Mercantile	March 2013	$246,448	1,610

Total					$(132,178)

Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse Securities (USA) LLC	0.20%	12/16/10	Open	$927,593	$927,500

Interest rate swaps outstanding as of December 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.63%(a)	3-month LIBOR	Credit Suisse International	11/26/12	$7,600	$17,006
0.62%(a)	3-month LIBOR	Deutsche Bank AG	11/26/12	$5,500	12,731
1.33%(b)	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,100	7,998
1.35%(b)	3-month LIBOR	Credit Suisse International	10/25/15	$500	(17,330)
1.39%(b)	3-month LIBOR	Deutsche Bank AG	10/27/15	$600	(19,936)
2.36%(b)	3-month LIBOR	Citibank NA	12/20/15	$1,300	12,028
2.50%(b)	3-month LIBOR	Deutsche Bank AG	9/30/20	$300	(21,781)
2.57%(b)	3-month LIBOR	Deutsche Bank AG	10/19/20	$300	(20,195)
3.00%(a)	3-month LIBOR	Credit Suisse International	11/17/20	$200	6,302
2.98%(a)	3-month LIBOR	JPMorgan Chase Bank NA	11/17/20	$500	16,620
3.18%(a)	3-month LIBOR	Deutsche Bank AG	12/07/20	$5,600	95,807
3.42%(a)	3-month LIBOR	Royal Bank of Scotland Plc	12/14/20	$100	(371)
3.48%(a)	3-month LIBOR	Goldman Sachs International	12/15/20	$600	(5,340)
3.66%(a)	3-month LIBOR	Deutsche Bank AG	12/20/20	$300	(7,321)
3.43%(b)	3-month LIBOR	Citibank NA	12/21/20	$400	1,656
3.39%(b)	3-month LIBOR	UBS AG	12/22/20	$1,400	873
3.44%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	12/23/20	$700	3,435

Total					$82,182

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (concluded)

Total return swaps outstanding as of December 31, 2010 were as follows:

Interest Receivable Rate	Interest Rate Payable	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

—	6.50%	Credit Suisse International	1/12/38	$1,574	$(22,851	)(c)
—	6.50%	JP Morgan Chase Bank NA	1/12/38	$1,144	12,955	(c)
—	6.50%	JP Morgan Chase Bank NA	1/12/38	$2,074	(29,481	)(c)
6.50%	—	Morgan Stanley International	1/12/38	$966	(2,888	)(c)
5.50%	—	Barclays Bank Plc	1/12/39	$909	(3,763	)(d)
5.50%	—	Credit Suisse International	1/12/39	$1,616	(6,377	)(d)
—	5.50%	Goldman Sachs International	1/12/39	$1,667	(2,769	)(d)
—	5.50%	Morgan Stanley International	1/12/39	$859	(4,606	)(d)
—	4.50%	Goldman Sachs International	1/12/40	$1,465	(38,005	)(e)
4.50%	—	Morgan Stanley International	1/12/40	$1,465	54,035	(e)

Total					$(43,750)

(c)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(d)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(e)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 4.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

  Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

  The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$248,614,457	—	$248,614,457
Short-Term Investments	$10,691,295	—	—	10,691,295
Liabilities:
Investments in Securities:
TBA Sales Commitments	—	(124,180,554)	—	(124,180,554)

Total	$10,691,295	$124,433,903	—	$135,125,198

[1]	See above schedule of investments for values in each security type.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Interest rate contracts	$28,838	$207,963	$66,990	$303,792
Liabilities:
Interest rate contracts	(139,429)	(92,274)	(110,740)	(342,443)

Total	$(110,591)	$115,689	$(43,750)	$(38,652)

[2]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate Contracts

	Assets	Liabilities	Total

Liabilities:
Balance, as of December 31, 2009	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[3]	—	—	—
Purchases	—	—	—
Sales	—	—	—
Transfers in4	$66,990	$(110,740)	$(43,750)
Transfers out[4]	—	—	—

Balance, as of December 31, 2010	$66,990	$(110,740)	$(43,750)

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/deprecation on derivatives still held at December 31, 2010 was $0.

[4]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the year of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value

Automobiles—0.2%
General Motors Co.	2,350	$86,621

Chemicals—0.0%
LyondellBasell Industries NV, Class A	645	22,188

Commercial Banks—0.1%
CIT Group, Inc.	1,399	65,893

Construction Materials—0.0%
Nortek, Inc.	160	5,760

Electrical Equipment—0.0%
Medis Technologies Ltd.	14,935	245

Machinery—0.1%
Navistar International Corp.	537	31,097

Paper & Forest Products—0.2%
Ainsworth Lumber Co. Ltd.	13,864	41,830
Ainsworth Lumber Co. Ltd. (b)	15,671	47,283

		89,113

Software—0.0%
Bankruptcy Management Solutions, Inc.	117	409

Wireless Telecommunication Services—0.1%
FiberTower Corp.	15,308	68,274

Total Common Stocks—0.7%		369,600

	Par
Corporate Bonds	(000)

Aerospace & Defense—0.3%
DynCorp International, Inc., 10.38%, 7/01/17 (b)	$25	25,625
GeoEye, Inc., 9.63%, 10/01/15	30	33,900
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17	100	110,750

		170,275

Air Freight & Logistics—0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	141	141,012
Series 2, 12.38%, 10/08/15	142	142,342

		283,354

Airlines—1.2%
Air Canada, 9.25%, 8/01/15 (b)	210	220,500
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	189	207,368
United Air Lines, Inc., 12.75%, 7/15/12	198	221,364

		649,232

Auto Components—1.8%
Allison Transmission, Inc. (b):
11.00%, 11/01/15	120	130,800
11.25%, 11/01/15 (c)	41	44,383
Delphi International Holdings Unsecured,
12.00%, 10/06/14	7	7,124
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(d)(e)	50	47,312
7.75%, 1/15/16	60	60,000
8.00%, 1/15/18 (f)	680	680,000

		969,619

Beverages—0.1%
Cott Beverages, Inc., 8.13%, 9/01/18	53	57,108

Biotechnology—0.3%
Amylin Pharmaceuticals, Inc., 3.00%,
6/15/14 (b)(d)	65	56,387
QHP Pharma, 10.25%, 3/15/15 (b)	95	96,132

		152,519

Building Products—1.9%
Associated Materials LLC, 9.13%, 11/01/17 (b)	100	104,500
Building Materials Corp. of America (b):
6.88%, 8/15/18	75	74,250
7.00%, 2/15/20	80	82,200
CPG International I, Inc., 10.50%, 7/01/13	250	255,000
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	35	37,975
9.00%, 1/15/21 (b)	275	290,125
Ply Gem Industries, Inc., 11.75%, 6/15/13	145	155,150

		999,200

Capital Markets—0.5%
American Capital Ltd., 8.96%, 12/31/13	90	92,973
E*Trade Financial Corp. (d)(g):
0.00%, 8/31/19 (b)	37	57,257
Series A, 0.00%, 8/31/19	1	1,548
KKR Group Finance Co., 6.38%, 9/29/20 (b)	120	119,487

		271,265

Chemicals—4.7%
American Pacific Corp., 9.00%, 2/01/15	120	118,200
CF Industries, Inc.:
6.88%, 5/01/18	110	117,700
7.13%, 5/01/20	135	147,825
Celanese US Holdings LLC, 6.63%, 10/15/18 (b)	110	113,575
Chemtura Corp., 7.88%, 9/01/18 (b)	155	164,687
Georgia Gulf Corp., 9.00%, 1/15/17 (b)	15	16,275
Hexion U.S. Finance Corp.:
8.88%, 2/01/18	105	112,219
9.00%, 11/15/20 (b)	95	100,463
Huntsman International LLC, 8.63%, 3/15/21 (b)	95	102,600
Ineos Finance Plc, 9.00%, 5/15/15 (b)	100	106,375
Koppers, Inc., 7.88%, 12/01/19	135	144,787
MacDermid, Inc., 9.50%, 4/15/17 (b)	130	137,150
NOVA Chemicals Corp., 8.63%, 11/01/19	140	152,950
Nalco Co.:
8.25%, 5/15/17	185	200,494
6.63%, 1/15/19 (b)	65	66,463
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)	110	119,212
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)	90	90,675
PolyOne Corp., 7.38%, 9/15/20	40	41,450
Rhodia SA, 6.88%, 9/15/20 (b)	200	202,750
Solutia, Inc.:
8.75%, 11/01/17	45	49,275
7.88%, 3/15/20	75	80,250
TPC Group LLC, 8.25%, 10/01/17 (b)	110	115,225

		2,500,600

Commercial Banks—2.8%
CIT Group, Inc.:
7.00%, 5/01/14	110	111,100
7.00%, 5/01/16	494	495,375
7.00%, 5/01/17	887	889,151

		1,495,626

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Commercial Services & Supplies—1.6%
ARAMARK Corp., 3.79%, 2/01/15 (e)	$150	$146,625
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	105	106,312
International Lease Finance Corp.:
8.63%, 9/15/15 (b)	30	32,250
8.25%, 12/15/20	92	94,760
Mobile Mini, Inc., 7.88%, 12/01/20 (b)	45	46,575
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	125	140,625
West Corp. (b):
8.63%, 10/01/18	195	206,700
7.88%, 1/15/19	75	76,313

		850,160

Computers & Peripherals—0.3%
EMC Corp., 1.75%, 12/01/13 (d)	30	45,188
SanDisk Corp., 1.50%, 8/15/17 (d)	90	101,587

		146,775

Construction Materials—0.8%
Nortek, Inc.:
11.00%, 12/01/13	201	213,757
10.00%, 12/01/18 (b)	210	216,825

		430,582

Consumer Finance—1.5%
American General Finance Corp., 6.90%, 12/15/17	155	125,162
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	235	246,750
Ford Motor Credit Co. LLC:
8.00%, 12/15/16	210	234,666
Ford Motor Credit Co. LLC :
6.63%, 8/15/17	160	168,159

		774,737

Containers & Packaging—3.6%
Ball Corp.:
7.38%, 9/01/19	30	32,250
6.75%, 9/15/20	45	47,250
Berry Plastics Corp.:
8.25%, 11/15/15	155	164,300
9.75%, 1/15/21 (b)	140	138,600
Cascades, Inc., 7.75%, 12/15/17	100	104,250
Crown Americas LLC, 7.63%, 5/15/17	150	161,250
Graham Packaging Co. LP, 8.25%, 10/01/18	45	47,250
Graphic Packaging International, Inc.:
9.50%, 6/15/17	150	163,687
7.88%, 10/01/18	75	78,563
Greif, Inc., 7.75%, 8/01/19	50	54,750
Impress Holdings BV, 3.41%, 9/15/13 (b)(e)	330	328,350
Owens-Brockway Glass Container, Inc., 7.38%,
5/15/16	210	223,125
Pregis Corp., 12.38%, 10/15/13	185	181,300
Rock-Tenn Co., 9.25%, 3/15/16	35	38,150
Sealed Air Corp., 7.88%, 6/15/17	140	153,958

		1,917,033

Diversified Financial Services—4.9%
Ally Financial Inc.:
7.50%, 12/31/13	80	85,800
6.25%, 12/01/17 (b)	180	180,000
8.00%, 3/15/20	320	349,600
7.50%, 9/15/20 (b)	360	377,550
8.00%, 11/01/31	70	74,879
8.00%, 11/01/31	290	312,475
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	90	92,475
Leucadia National Corp., 8.13%, 9/15/15	250	272,500
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)	325	343,688
Reynolds Group Issuer, Inc. (b):
7.13%, 4/15/19	110	111,925
9.00%, 4/15/19	340	352,325
Southern Star Central Corp., 6.75%, 3/01/16 (b)	80	80,800

		2,634,017

Diversified Telecommunication Services—1.7%
Broadview Networks Holdings, Inc., 11.38%,
9/01/12	165	161,287
Frontier Communications Corp.:
8.25%, 4/15/17	57	62,558
8.50%, 4/15/20	80	87,400
ITC Deltacom, Inc., 10.50%, 4/01/16	70	76,125
Level 3 Communications, Inc., 6.50%,
10/01/16 (d)	30	32,363
Level 3 Financing, Inc.:
5.50%, 11/01/14	80	79,400
10.00%, 2/01/18	50	48,000
Qwest Communications International, Inc.,
8.00%, 10/01/15	100	107,500
tw telecom holdings, Inc., 8.00%, 3/01/18	40	42,500
Windstream Corp., 7.88%, 11/01/17	210	220,762

		917,895

Electric Utilities—0.5%
FPL Energy National Wind Portfolio, LLC, 6.13%,
3/25/19 (b)	145	137,409
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (b)	145	154,787

		292,196

Electronic Equipment, Instruments & Components—0.4%
CDW LLC, 8.00%, 12/15/18 (b)	110	112,200
NXP BV, 3.04%, 10/15/13 (e)	75	73,875

		186,075

Energy Equipment & Services—1.5%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	50	50,625
Cie Generale de Geophysique-Veritas, 9.50%,
5/15/16	75	81,750
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17	230	235,750
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)	85	84,575
Frac Tech Services LLC, 7.13%, 11/15/18 (b)	125	126,875
Global Geophysical Services, Inc., 10.50%, 5/01/17	25	24,875
Precision Drilling Corp., 6.63%, 11/15/20 (b)	25	25,437
Pride International, Inc., 6.88%, 8/15/20	30	31,125
Thermon Industries, Inc., 9.50%, 5/01/17 (b)	90	95,850
Trinidad Drilling Ltd., 7.88%, 1/15/19 (b)	15	15,383

		772,245

Food & Staples Retailing—0.6%
Rite Aid Corp., 9.75%, 6/12/16	270	297,338

Food Products—0.3%
B&G Foods, Inc., 7.63%, 1/15/18	40	42,100
Darling International, Inc., 8.50%, 12/15/18 (b)	45	46,912
Reddy Ice Corp., 11.25%, 3/15/15	80	81,800
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	5	5,763

		176,575

Health Care Equipment & Supplies—0.8%
DJO Finance LLC, 10.88%, 11/15/14	215	234,619
Hologic, Inc., 2.00%,
12/15/37 (d)(h)	220	205,975

		440,594

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Health Care Providers & Services—2.3%
DaVita, Inc., 6.38%, 11/01/18	$80	$79,600
Gentiva Health Services Inc., 11.50%, 9/01/18	95	103,550
HCA, Inc.:
9.13%, 11/15/14	160	167,800
8.50%, 4/15/19	110	120,450
7.25%, 9/15/20	175	182,875
inVentiv Health Inc., 10.00%, 8/15/18 (b)	75	75,187
Omnicare Inc., 3.75%, 12/15/25 (d)	45	50,175
Tenet Healthcare Corp.:
10.00%, 5/01/18	192	223,680
8.88%, 7/01/19	205	231,650

		1,234,967

Health Care Technology—1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)	415	481,400
MedAssets, Inc., 8.00%, 11/15/18 (b)	30	30,150

		511,550

Hotels, Restaurants & Leisure—2.3%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)	115	113,563
Diamond Resorts Corp., 12.00%, 8/15/18 (b)	230	230,000
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (a)(b)(i)	25	88
HRP Myrtle Beach Operations LLC,
4/01/12 (a)(b)(i)	250	25
Harrah’s Operating Co., Inc., 10.00%, 12/15/18	355	323,937
Marina District Finance Co., Inc., 9.88%,
8/15/18 (b)	40	39,400
MGM Resorts International, 10.38%, 5/15/14	295	331,137
Travelport LLC:
4.92%, 9/01/14 (e)	30	26,550
9.88%, 9/01/14	40	38,950
Travelport LLC/Travelport Inc, 9.00%, 3/01/16	20	19,375
Tropicana Entertainment LLC, Series WI,
9.63%, 12/15/14 (a)(i)	15	8
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(i)	100	47,000
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	105	66,570

		1,236,603

Household Durables—3.3%
Ashton Woods USA LLC, 15.58%, 6/30/15 (b)(j)	234	129,870
Beazer Homes USA, Inc.:
8.13%, 6/15/16	25	24,562
12.00%, 10/15/17	240	276,600
9.13%, 6/15/18	350	339,500
9.13%, 5/15/19 (b)	20	19,000
Jarden Corp., 7.50%, 5/01/17	120	126,450
Pulte Homes, Inc., 6.38%, 5/15/33	10	7,550
Ryland Group Inc., 6.63%, 5/01/20	165	162,525
Standard Pacific Corp.:
10.75%, 9/15/16	200	230,500
8.38%, 5/15/18	145	145,000
8.38%, 5/15/18 (b)	95	95,000
8.38%, 1/15/21 (b)	200	194,000

		1,750,557

Household Products—0.1%
Armored AutoGroup, Inc., 9.25%, 11/01/18 (b)	50	49,625

IT Services—1.4%
First Data Corp.:
9.88%, 9/24/15	9	8,573
10.55%, 9/24/15 (c)	19	17,481
8.25%, 1/15/21 (b)	223	214,080
12.63%, 1/15/21 (b)	238	227,290
8.38%, 1/15/22 (b)(c)	48	46,440
SunGard Data Systems, Inc. (b):
7.38%, 11/15/18	100	100,500
7.63%, 11/15/20	120	121,500

		735,864

Independent Power Producers & Energy Traders—2.3%
Calpine Construction Finance Co. LP,
8.00%, 6/01/16 (b)	185	196,563
Calpine Corp., 7.50%, 2/15/21 (b)	95	93,575
Energy Future Holdings Corp., 10.00%,
1/15/20 (b)	600	617,264
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20	140	144,378
NRG Energy, Inc., 7.38%, 2/01/16	155	158,875

		1,210,655

Industrial Conglomerates—1.5%
Sequa Corp. (b):
11.75%, 12/01/15	230	246,100
13.50%, 12/01/15 (c)	527	569,957

		816,057

Insurance—0.2%
CNO Financial Group Inc., 9.00%, 1/15/18 (b)	46	47,840
USI Holdings Corp., 4.16%, 11/15/14 (b)(e)	60	52,500

		100,340

Internet & Catalog Retail—0.0%
NetFlix, Inc., 8.50%, 11/15/17	10	11,250

Machinery—1.8%
Navistar International Corp.:
3.00%, 10/15/14 (d)	340	453,900
8.25%, 11/01/21	170	182,750
Oshkosh Corp., 8.25%, 3/01/17	140	152,250
Titan International, Inc. (b):
5.63%, 1/15/17 (d)	50	105,000
7.88%, 10/01/17	85	89,675

		983,575

Marine—0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)	280	257,950

Media—9.1%
AMC Entertainment Holdings, Inc., 9.75%,
12/01/20 (b)	60	62,400
Affinion Group, Inc., 7.88%, 12/15/18 (b)	45	43,875
CCH II LLC, 13.50%, 11/30/16	307	366,212
CCO Holdings LLC / CCO Holdings Capital Corp:
7.88%, 4/30/18	90	93,150
8.13%, 4/30/20	90	94,725
CMP Susquehanna Corp., 3.44%, 5/15/14 (b)(e)	20	400
CSC Holdings, Inc., 8.50%, 4/15/14	180	197,775
Checkout Holding Corp., 10.17%, 11/15/15 (b)(g)	150	93,563
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)	50	51,750
Clear Channel Worldwide Holdings, Inc., Series B,
9.25%, 12/15/17	944	1,033,680
DISH DBS Corp., 7.00%, 10/01/13	45	48,038
Gray Television, Inc., 10.50%, 6/29/15	175	176,312
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (e)	40	33,250
9.50%, 5/15/15	50	47,500
Interactive Data Corp., 10.25%, 8/01/18 (b)	200	219,000
LIN Television Corp, 8.38%, 4/15/18	115	121,900
Liberty Global, Inc., 4.50%, 11/15/16 (d)	90	133,650
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	200	202,500
The McClatchy Co., 11.50%, 2/15/17	20	22,475

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Media (concluded)
NAI Entertainment Holdings LLC, 8.25%,
12/15/17 (b)	$95	$99,750
Nielsen Finance LLC:
11.63%, 2/01/14	40	46,300
11.50%, 5/01/16	150	173,250
9.92%, 8/01/16 (j)	10	10,500
7.75%, 10/15/18 (b)	400	414,000
ProQuest LLC, 9.00%, 10/15/18 (b)	90	92,700
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(d)(i)	163	1,634
Rainbow National Services LLC, 10.38%, 9/01/14 (b)	60	62,250
Regal Entertainment Group, 9.13%, 8/15/18	65	69,225
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	125	129,062
UPC Germany GmbH, 8.13%, 12/01/17 (b)(f )	600	627,000
Univision Communications, Inc., 7.88%, 11/01/20 (b)	90	94,500

		4,862,326

Metals & Mining—4.4%
Arch Western Finance LLC, 6.75%, 7/01/13	11	11,110
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	150	160,125
7.38%, 2/15/16	145	150,256
FMG Finance Property Ltd. (b):
7.00%, 11/01/15	290	297,250
6.88%, 2/01/18	170	169,150
Foundation PA Coal Co., 7.25%, 8/01/14	150	152,625
Goldcorp, Inc., 2.00%, 8/01/14 (d)	115	140,444
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)	85	121,869
Novelis Inc., 8.75%, 12/15/20 (b)	690	715,875
Ryerson, Inc.:
7.66%, 11/01/14 (e)	65	60,450
12.00%, 11/01/15	20	20,950
Steel Dynamics, Inc.:
7.38%, 11/01/12	80	84,400
7.63%, 3/15/20 (b)	70	74,900
United States Steel Corp., 7.38%, 4/01/20	45	46,125
Vedanta Resources Plc, 9.50%, 7/18/18 (b)	115	125,781

		2,331,310

Multiline Retail—1.4%
Dollar General Corp., 11.88%, 7/15/17 (c)	653	755,847

Oil, Gas & Consumable Fuels—10.1%
Arch Coal, Inc.:
8.75%, 8/01/16	35	38,150
7.25%, 10/01/20	165	174,075
Atlas Energy Operating Co. LLC, 12.13%, 8/01/17	75	94,875
Berry Petroleum Co., 6.75%, 11/01/20	45	45,225
Bill Barrett Corp., 9.88%, 7/15/16	10	10,975
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)	45	46,350
Chesapeake Energy Corp.:
6.50%, 8/15/17	100	100,500
6.63%, 8/15/20	345	339,825
2.25%, 12/15/38 (d)	125	97,344
Cimarex Energy Co., 7.13%, 5/01/17	45	46,688
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	73	78,110
Concho Resources Inc., 7.00%, 1/15/21	80	82,000
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (b)	265	266,325
Consol Energy, Inc., 8.25%, 4/01/20 (b)	470	507,600
Continental Resources Inc., 7.13%, 4/01/21 (b)	70	73,500
Crosstex Energy LP, 8.88%, 2/15/18	25	26,781
Denbury Resources, Inc.:
9.75%, 3/01/16	195	217,425
8.25%, 2/15/20	225	244,125
Energy Transfer Equity LP, 7.50%, 10/15/20	40	41,200
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17 (b)	85	88,400
Forest Oil Corp., 8.50%, 2/15/14	10	10,925
Hilcorp Energy I LP (b):
18.00%, 2/15/20	130	137,638
7.63%, 4/15/21	150	154,875
Linn Energy LLC (b):
8.63%, 4/15/20	235	253,212
7.75%, 2/01/21	110	112,750
MarkWest Energy Partners LP, 6.75%, 11/01/20	50	50,000
Massey Energy Co., 6.88%, 12/15/13	50	50,625
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)	270	288,900
OPTI Canada, Inc. (b):
9.00%, 12/15/12	400	401,000
9.75%, 8/15/13	180	180,000
Peabody Energy Corp., 6.50%, 9/15/20	70	74,725
Penn Virginia Resource Partners LP, 8.25%, 4/15/18	105	108,150
Petrohawk Energy Corp.:
10.50%, 8/01/14	80	91,200
7.25%, 8/15/18	145	146,450
Range Resources Corp.:
6.38%, 3/15/15	100	102,000
8.00%, 5/15/19	100	108,875
6.75%, 8/01/20	155	159,844
Swift Energy Co., 7.13%, 6/01/17	90	90,225
Teekay Corp., 8.50%, 1/15/20	130	141,537
Whiting Petroleum Corp., 6.50%, 10/01/18	90	90,900

		5,373,304

Paper & Forest Products—3.2%
Ainsworth Lumber Co. Ltd., 11.00%,7/29/15 (b)(c)	130	120,657
Boise Cascade LLC, 7.13%, 10/15/14	150	146,625
Boise Paper Holdings LLC:
9.00%, 11/01/17	65	71,013
8.00%, 4/01/20	60	64,200
Clearwater Paper Corp.:
10.63%, 6/15/16	80	91,400
7.13%, 11/01/18 (b)	60	61,950
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	225	253,969
NewPage Corp., 11.38%, 12/31/14	505	474,700
PH Glatfelter Co., 7.13%, 5/01/16	40	41,450
Verso Paper Holdings LLC:
11.50%, 7/01/14	310	340,225
Series B, 4.04%, 8/01/14 (e)	30	27,000

		1,693,189

Pharmaceuticals—1.0%
Angiotech Pharmaceuticals, Inc., 4.05%,
12/01/13 (e)	25	20,594
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	200	202,750
Novasep Holding SAS, 9.75%, 12/15/16 (b)	198	139,837
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	70	69,650
7.00%, 10/01/20	90	88,875

		521,706

Professional Services—0.5%
FTI Consulting, Inc.:
7.75%, 10/01/16	35	36,050
6.75%, 10/01/20 (b)	220	218,350

		254,400

Real Estate Management & Development—0.6%
Forest City Enterprises, Inc., 7.63%, 6/01/15	150	140,063
Realogy Corp., 10.50%, 4/15/14	190	186,675

		326,738

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Road & Rail—1.3%
Avis Budget Car Rental LLC:
9.63%, 3/15/18	$95	$102,362
8.25%, 1/15/19 (b)	115	116,150
The Hertz Corp. (b):
7.50%, 10/15/18	190	197,125
7.38%, 1/15/21	95	95,950
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	160	162,400

		673,987

Semiconductors & Semiconductor Equipment—0.4%
Advanced Micro Devices, Inc., 7.75%, 8/01/20 (b)	50	51,875
Linear Technology Corp., Series A, 3.00%,
5/01/27 (d)	85	90,100
Spansion LLC, 7.88%, 11/15/17 (b)	60	59,400

		201,375

Specialty Retail—1.0%
Asbury Automotive Group, Inc., 8.38%,
11/15/20 (b)	65	67,112
Michaels Stores, Inc., 7.75%, 11/01/18 (b)	50	49,875
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)	100	105,375
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)	80	84,000
United Auto Group, Inc., 7.75%, 12/15/16	230	234,600

		540,962

Textiles, Apparel & Luxury Goods—0.2%
Phillips-Van Heusen Corp., 7.38%, 5/15/20	120	127,500

Thrifts & Mortgage Finance—0.2%
Radian Group, Inc., 3.00%, 11/15/17 (d)	100	97,875

Tobacco—0.4%
Vector Group Ltd., 11.00%, 8/15/15	200	206,000

Trading Companies & Distributors—0.1%
Interline Brands Inc., 7.00%, 11/15/18 (b)	50	50,750

Wireless Telecommunication Services—4.9%
Clearwire Communications LLC (b):
12.00%, 12/01/15	130	140,075
12.00%, 12/01/17	240	248,400
Cricket Communications, Inc.:
10.00%, 7/15/15	255	273,169
7.75%, 5/15/16	180	186,750
Digicel Group Ltd. (b):
9.13%, 1/15/15	308	311,850
8.25%, 9/01/17	200	205,000
10.50%, 4/15/18	100	110,000
FiberTower Corp., 9.00%, 1/01/16 (b)(c)	59	52,137
iPCS, Inc., 2.41%, 5/01/13 (e)	285	274,312
Intelsat Jackson Holdings SA, 7.25%,
10/15/20 (b)	80	80,800
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	100	103,750
6.63%, 11/15/20	130	123,825
NII Holdings, Inc., 3.13%, 6/15/12 (d)	50	49,063
Sprint Capital Corp., 6.88%, 11/15/28	410	358,750
Syniverse Holdings Inc., 9.13%, 1/15/19 (b)	80	82,600

		2,600,481

Total Corporate Bonds—88.1%		46,901,763

Floating Rate Loan Interests (e)

Automobiles—0.0%
Ford Motor Co., Tranche B-2 Term Loan,
3.02%, 12/15/13	20	19,881

Commercial Services & Supplies—0.6%
AWAS Finance Luxembourg Sarl, Term Loan B,
7.75%, 6/10/16	98	99,715
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50%, 8/24/16	200	199,875

		299,590

Consumer Finance—0.9%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15	500	506,563

Electric Utilities—0.1%
New Development Holdings LLC, Term Loan,
7.00%, 7/03/17	74	74,833

Food Products—0.3%
Advance Pierre Foods, Term Loan (Second Lien),
11.25%, 9/29/17	165	166,650

Health Care Providers & Services—0.7%
Harden Healthcare, Inc.:
Add-on Term Loan, 7.75%, 3/02/15	128	125,685
Tranche A Term Loan, 8.50%, 2/22/15	54	52,933
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan B, 6.50%, 7/31/16	199	200,244

		378,862

Hotels, Restaurants & Leisure—0.8%
Travelport LLC (FKA Travelport, Inc.), Loan,
8.28%, 3/27/12	456	411,600

Household Durables—0.4%
Visant Corp. (FKA Jostens), Term Loan B,
7.00%, 12/20/16	200	201,578

IT Services—0.5%
First Data Corp.:
Initial Tranche B-2 Term Loan, 3.01%,
9/24/14	81	75,054
Initial Tranche B-3 Term Loan, 3.01%,
9/24/14	191	176,415

		251,469

Independent Power Producers & Energy Traders—0.6%
Texas Competitive Electric Holdings Co., LLC (TXU),
Initial Tranche B-3 Term Loan, 3.76%, 10/10/14	434	334,432

Media—1.8%
Intelsat Jackson Holdings Ltd., Term Loan B,
5.25%, 3/07/18	750	756,830
Newsday LLC, Fixed Rate Term Loan, 10.50%,
8/01/13	200	213,500

		970,330

Real Estate Investment Trusts (REITs)—0.1%
iStar Financial, Inc., Term Loan (Second Lien),
1.76%, 6/28/11	50	48,229

Real Estate Management & Development—0.7%
Realogy Corp.:
Initial Term Loan B, 3.29%, 10/10/13	154	143,759
Synthetic Letter of Credit, 0.11%, 10/10/13	21	19,583
Term Loan (Second Lien), 13.50%, 10/15/17	200	217,875

		381,217

Specialty Retail—0.1%
Claire’s Stores, Inc., Term Loan B, 3.04%, 5/29/14	29	27,173

Wireless Telecommunication Services—1.0%
Vodafone Americas Finance 2 Inc., Initial Loan,
6.88%, 7/30/15	500	510,000

Total Floating Rate Loan Interests—8.6%		4,582,407

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investment Companies	Shares		Value

iPATH S&P 500 VIX Mid-Term Futures ETN (a)	970		$63,787

Total Investment Companies—0.1%			63,787

Other Interests (k)	Beneficial Interest (000)

Auto Components—1.7%
Delphi Debtor-in-Possession Holding Co. LLP,
Class B Membership Interests	$—	(l)	903,585
Lear Corp. Escrow	100		3,250
Lear Corp. Escrow	150		4,875

			911,710

Household Durables—0.1%
Stanley Martin, Class B Membership Units (m)	—	(l)	27,100

Total Other Interests—1.8%			938,810

Preferred Securities

Preferred Stocks	Shares

Auto Components—0.3%
Dana Holding Corp., 4.00% (b)(d)	1,200		171,300

Automobiles—0.9%
General Motors Co., 4.75% (a)	9,260		501,058

Diversified Financial Services—0.8%
Citigroup, Inc., 7.50% (d)	2,900		396,401

Household Durables—0.1%
Beazer Homes USA, Inc., 7.50% (d)	2,253		63,040

Media—0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (b)(e)	4,664		—

Real Estate Investment Trusts (REITs)—0.1%
MPG Office Trust, Inc., Series A, 7.63% (d)	1,788		28,340

Thrifts & Mortgage Finance—0.0%
Fannie Mae, Series O, 0.00% (a)(e)	10,000		7,600
Freddie Mac, Series Z, 8.38% (a)	15,157		9,534

			17,134

Total Preferred Securities—2.2%			1,177,273

Warrants (n)

Media—0.0%
CMP Susquehanna Radio Holdings Corp.
(Expires 3/26/19) (a)(b)	5,330		—

Software—0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17) (a)	78		1

Total Warrants—0.0%			1

Total Long-Term Investments
(Cost—$52,075,837)—101.5%			54,033,641

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.17% (o)(p)	516,144		$516,144

Total Short-Term Securities
(Cost—$516,144)—1.0%			516,144

Total Investments (Cost—$52,591,981*)—102.5%			54,549,785
Liabilities in Excess of Other Assets—(2.5)%			(1,328,251)

Net Assets—100.0%			$53,221,534

*	The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$52,671,736

Gross unrealized appreciation	$3,148,961
Gross unrealized depreciation	(1,270,912)

Net unrealized appreciation	$1,878,049

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Convertible security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Amount is less than $1,000.

(m)	Restricted security as to resale, representing 0.05% of net assets were as follows:

Issue	Acquisition Date	Cost	Value

Stanley Martin Class B
Membership Units	4/03/06	$50,636	$27,100

(n)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income

BlackRock Liquidity
Funds, TempFund,
Institutional Class	244,034	272,110	516,144	$1,648

(p)	Represents the current yield as of report date.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (concluded)

  For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

  Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Deutsche Bank
Securities, Inc.	0.60%	12/23/10	1/07/11	$1,184,390	$1,184,173

  Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

  The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term
Investments:
Common Stocks	$316,148	$53,452	—	$369,600
Corporate Bonds	—	46,542,656	$359,107	46,901,763
Floating Rate Loans	—	3,125,293	1,457,114	4,582,407
Investment
Companies	63,787	—	—	63,787
Other Interests	—	903,585	35,225	938,810
Preferred Stocks	1,005,973	171,300	—	1,177,273
Warrants	—	—	1	1
Short-Term
Securities	516,144	—	—	516,144
Liabilities:
Unfunded Loan
Commitments	—	—	(1,289)	(1,289)

Total	$1,902,052	$50,796,286	$1,850,158	$54,548,496

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments	Total

Balance as of December 31, 2009	$5,600	$254,739	$1,795,343	$426,872	—	$(9,668)	$2,472,886
Accrued discounts/premium	—	35,703	26,153	—	—	—	61,856
Net realized gain (loss)	—	—	24,314	—	—	—	24,314
Net change in unrealized appreciation/depreciation[2]	160	(101,011)	(28,015)	476,713	—	8,379	356,226
Purchases	—	142,801	1,341,224	—	—	—	1,484,025
Sales	—	(1)	(1,479,391)	—	—	—	(1,479,392)
Transfers in3	—	208,912	673,212	35,225	$1	—	917,350
Transfers out[3]	(5,760)	(182,036)	(895,726)	(903,585)	—	—	(1,987,107)

Balance, as of December 31, 2010	—	$359,107	$1,457,114	$35,225	$1	$(1,289)	$1,850,158

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $(168,526).

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—1.4%
Honeywell International, Inc.	10,000	$531,600
Raytheon Co.	37,000	1,714,580

		2,246,180

Airlines—2.1%
Delta Air Lines, Inc. (a)	143,000	1,801,800
Southwest Airlines Co.	125,000	1,622,500

		3,424,300

Automobiles—2.5%
Ford Motor Co. (a)	137,000	2,300,230
Harley-Davidson, Inc.	50,000	1,733,500

		4,033,730

Beverages—1.0%
Dr. Pepper Snapple Group, Inc.	45,000	1,582,200

Biotechnology—1.4%
Amgen, Inc. (a)	42,000	2,305,800

Capital Markets—1.1%
Ameriprise Financial, Inc.	32,000	1,841,600

Chemicals—3.1%
Albemarle Corp.	20,000	1,115,600
Cytec Industries, Inc.	11,000	583,660
Lubrizol Corp.	15,000	1,603,200
RPM International, Inc.	74,000	1,635,400

		4,937,860

Commercial Banks—2.4%
Fifth Third Bancorp	121,000	1,776,280
KeyCorp	50,000	442,500
Popular, Inc. (a)	474,000	1,488,360
Wells Fargo & Co.	8,000	247,920

		3,955,060

Communications Equipment—2.1%
Motorola, Inc. (a)	209,000	1,895,630
Tellabs, Inc.	210,000	1,423,800

		3,319,430

Computers & Peripherals—5.8%
Apple, Inc. (a)	7,000	2,257,920
Dell, Inc. (a)	140,000	1,897,000
SanDisk Corp. (a)	38,000	1,894,680
Seagate Technology (a)	117,000	1,758,510
Western Digital Corp. (a)	49,000	1,661,100

		9,469,210

Consumer Finance—1.1%
Capital One Financial Corp.	40,000	1,702,400

Containers & Packaging—1.0%
Crown Holdings, Inc. (a)	50,000	1,669,000

Diversified Consumer Services—0.9%
ITT Educational Services, Inc. (a)	23,000	1,464,870

Diversified Financial Services—0.3%
JPMorgan Chase & Co.	12,000	509,040

Diversified Telecommunication Services—1.6%
AT&T Inc.	23,000	675,740
Qwest Communications International, Inc.	248,000	1,887,280

		2,563,020

Electric Utilities—1.1%
Edison International	45,000	1,737,000

Electronic Equipment, Instruments & Components—1.2%
Corning, Inc.	103,000	1,989,960

Energy Equipment & Services—1.0%
Nabors Industries Ltd. (a)	71,000	1,665,660

Food & Staples Retailing—1.7%
The Kroger Co.	51,000	1,140,360
Safeway, Inc.	72,000	1,619,280

		2,759,640

Food Products—1.8%
H.J. Heinz Co.	18,000	890,280
The Hershey Co.	28,000	1,320,200
Tyson Foods, Inc., Class A	43,000	740,460

		2,950,940

Gas Utilities—0.2%
Atmos Energy Corp.	12,000	374,400

Health Care Providers & Services—9.9%
Aetna, Inc.	58,000	1,769,580
AmerisourceBergen Corp.	54,000	1,842,480
Cardinal Health, Inc.	48,000	1,838,880
Coventry Health Care, Inc. (a)	58,000	1,531,200
Health Management Associates, Inc.,
Class A (a)	131,000	1,249,740
Humana, Inc. (a)	29,000	1,587,460
Lincare Holdings, Inc.	24,000	643,920
Tenet Healthcare Corp. (a)	241,000	1,612,290
UnitedHealth Group, Inc.	60,000	2,166,600
WellPoint, Inc. (a)	32,000	1,819,520

		16,061,670

Hotels, Restaurants & Leisure—1.2%
Starbucks Corp.	60,000	1,927,800

Household Products—0.5%
The Procter & Gamble Co.	13,000	836,290

IT Services—3.0%
Amdocs Ltd. (a)	62,000	1,703,140
Convergys Corp. (a)	34,000	447,780
International Business Machines Corp.	6,000	880,560
The Western Union Co.	96,000	1,782,720

		4,814,200

Independent Power Producers & Energy Traders—0.7%
NRG Energy, Inc. (a)	58,000	1,133,320

Industrial Conglomerates—1.8%
General Electric Co.	71,000	1,298,590
Textron, Inc.	71,000	1,678,440

		2,977,030

Insurance—1.1%
Assurant, Inc.	7,000	269,640
Berkshire Hathaway, Inc. (a)	3,000	240,330
Unum Group	51,000	1,235,220

		1,745,190

Internet & Catalog Retail—1.0%
Expedia, Inc.	63,000	1,580,670

Internet Software & Services—1.3%
Google, Inc., Class A (a)	1,000	593,970
VeriSign, Inc.	48,000	1,568,160

		2,162,130

Life Sciences Tools & Services—1.1%
Illumina, Inc. (a)	27,000	1,710,180

Machinery—1.1%
AGCO Corp. (a)	9,000	455,940
CNH Global NV (a)	26,000	1,241,240

		1,697,180

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Media—5.9%
CBS Corp., Class B	97,000	$1,847,850
Comcast Corp., Class A	112,000	2,460,640
DIRECTV, Class A (a)	33,000	1,317,690
News Corp., Class A	138,000	2,009,280
Time Warner Cable, Inc.	29,000	1,914,870

		9,550,330

Metals & Mining—0.2%
Titanium Metals Corp. (a)	19,000	326,420

Multi-Utilities—0.1%
Ameren Corp.	8,000	225,520

Multiline Retail—1.6%
Family Dollar Stores, Inc.	20,000	994,200
Macy’s, Inc.	65,000	1,644,500

		2,638,700

Oil, Gas & Consumable Fuels—5.8%
Chevron Corp.	7,000	638,750
Exxon Mobil Corp.	42,000	3,071,040
Marathon Oil Corp.	56,000	2,073,680
Sunoco, Inc.	43,000	1,733,330
Valero Energy Corp.	78,000	1,803,360

		9,320,160

Paper & Forest Products—2.2%
International Paper Co.	66,000	1,797,840
MeadWestvaco Corp.	65,000	1,700,400

		3,498,240

Pharmaceuticals—5.7%
Abbott Laboratories	14,000	670,740
Bristol-Myers Squibb Co.	84,000	2,224,320
Eli Lilly & Co.	59,000	2,067,360
Endo Pharmaceuticals Holdings, Inc. (a)	6,000	214,260
Forest Laboratories, Inc. (a)	52,000	1,662,960
Johnson & Johnson	11,000	680,350
King Pharmaceuticals, Inc. (a)	119,000	1,671,950
Pfizer, Inc.	6,000	105,060

		9,297,000

Semiconductors & Semiconductor Equipment—7.2%
Altera Corp.	49,000	1,743,420
Analog Devices, Inc.	31,000	1,167,770
Applied Materials, Inc.	14,000	196,700
Atmel Corp. (a)	142,000	1,749,440
Intel Corp.	143,000	3,007,290
Lam Research Corp. (a)	18,000	932,040
National Semiconductor Corp.	111,000	1,527,360
Teradyne, Inc. (a)	99,000	1,389,960

		11,713,980

Software—3.7%
CA, Inc.	72,000	1,759,680
Microsoft Corp.	39,000	1,088,880
Novell, Inc. (a)	254,000	1,503,680
Symantec Corp. (a)	101,000	1,690,740

		6,042,980

Specialty Retail—7.2%
Advance Auto Parts, Inc.	24,000	1,587,600
GameStop Corp., Class A (a)	71,000	1,624,480
The Gap, Inc.	82,000	1,815,480
Limited Brands, Inc.	56,000	1,720,880
Ross Stores, Inc.	25,000	1,581,250
TJX Cos., Inc.	39,000	1,731,210
Williams-Sonoma, Inc.	46,000	1,641,740

		11,702,640

Tobacco—1.8%
Philip Morris International, Inc.	50,000	2,926,500

Wireless Telecommunication Services—1.1%
Sprint Nextel Corp. (a)	437,000	1,848,510

Total Investments
(Cost—$139,830,201*)—100.0%		162,237,940
Liabilities in Excess of Other Assets—0.0%		(39,888)

Net Assets—100.0%		$162,198,052

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$143,271,782

Gross unrealized appreciation	$22,464,621
Gross unrealized depreciation	(3,498,463)

Net unrealized appreciation	$18,966,158

(a)	Non-income producing security.
  Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2009	Net Activity	Shares/ Beneficial Interest Held at December 31, 2010	Income

BlackRock Liquidity Funds,
TempFund, Institutional Class	134,404	(134,404)	—	$127
BlackRock Liquidity Series,
LLC Money Market Series	$4,118,850	$(4,118,850)	$—	$3,588

  For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

  Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long Term Investments[1]	$162,237,940	—	—	$162,237,940

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Domestic
State Street Bank & Trust Co., 0.25%,
1/12/11	$2,500	$2,500,000

Yankee (a)
BNP Paribas SA, NY:
0.28%, 5/04/11	3,000	3,000,000
0.39%, 5/05/11	2,200	2,200,000
Bank of Nova Scotia, Houston, 0.27%,
3/01/11	2,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.29%,
2/04/11	2,300	2,300,000
Barclays Bank Plc, NY:
0.40%, 3/04/11	2,000	2,000,000
0.38%, 5/19/11	2,500	2,500,000
Canadian Imperial Bank of Commerce, NY,
0.42%, 1/31/11 (b)	2,500	2,500,000
Credit Agricole CIB, NY, 0.32%, 2/14/11	2,000	2,000,000
Credit Industriel et Commercial, NY, 0.54%,
3/04/11	2,000	2,000,000
Dexia Credit Local, NY, 1.69%, 1/18/11 (c)	3,500	3,500,000
Intesa Sanpaolo SpA, NY, 0.48%, 2/03/11	1,000	1,000,024
Lloyd’s TSB Bank Plc, NY:
0.62%, 2/11/11	2,000	2,000,000
0.48%, 3/15/11	2,000	2,000,000
Rabobank Nederland NV, NY:
0.27%, 1/10/11 (b)	1,300	1,300,000
0.57%, 1/18/11	1,500	1,500,000
Royal Bank of Scotland Plc, CT:
0.67%, 2/09/11 (b)	2,500	2,500,000
0.51%, 2/24/11	2,000	2,000,000
0.49%, 4/19/11	2,335	2,335,000
Societe Generale, NY, 0.41%, 4/21/11 (b)	2,000	2,000,000
Toronto-Dominion Bank, NY:
0.27%, 2/04/11 (b)	1,000	1,000,000
0.28%, 3/22/11	2,500	2,500,000
UniCredit SpA, NY, 0.49%, 2/10/11	2,000	2,000,000
Westpac Banking Corp., NY, 0.33%,
11/04/11 (b)	2,500	2,500,000

Total Certificates of Deposit—23.7%		51,135,024

Commercial Paper

Amsterdam Funding Corp., 0.31%,
1/06/11 (d)	3,000	2,999,922
Argento Variable Funding Co. Ltd., 0.56%,
2/14/11 (d)	2,500	2,498,367
BNP Paribas Finance Inc., 0.49%,
2/11/11 (d)	3,500	3,498,142
BNZ International Funding Ltd., 0.35%,
2/04/11 (b)	2,000	2,000,018
BPCE SA, 0.35%–0.42%, 3/10/11 (d)	4,500	4,496,856
Barton Capital LLC, 0.31%, 2/01/11 (d)	2,880	2,879,281
Cancara Asset Securitization LLC, 0.30%,
1/10/11 (d)	3,115	3,114,818
Ciesco, LLC, 0.45%, 1/14/11 (d)	2,500	2,499,656
Clipper Receivables Co., LLC, 0.42%,
2/01/11 (d)	2,500	2,499,154
Credit Agricole North America Inc., 0.40%,
2/08/11 (d)	2,000	1,999,200
DANSKE Corp. (d):
0.30%, 2/10/11	2,000	1,999,367
0.30%, 2/11/11	3,000	2,999,025
ING U.S. Funding LLC (d):
0.23%, 1/07/11	2,000	1,999,949
0.43%, 4/05/11	2,200	2,197,582
MetLife Short Term Fund, 0.31%, 1/21/11 (d)	2,000	1,999,690
NRW Bank, 0.40%, 2/03/11 (d)	2,000	1,999,320
Nieuw Amsterdam Receivables Corp., 0.37%,
1/07/11 (d)	2,000	1,999,918
Nordea North America Inc., DE, 0.27%,
3/14/11(d)	2,000	1,998,950
Old Line Funding LLC, 0.58%, 1/20/11 (d)	2,000	1,999,452
Scaldis Capital LLC, 0.30%, 1/25/11 (d)	3,000	2,999,450
Solitaire Funding LLC, 0.28%, 1/24/11 (d)	2,000	1,999,673
Starbird Funding Corp., 0.28%, 1/13/11 (d)	2,500	2,499,806
Sydney Capital Corp., 0.40%, 1/25/11 (d)	4,300	4,298,949
Thames Asset Global Securitization (d):
0.30%, 2/18/11	2,755	2,753,944
0.41%, 4/01/11	2,200	2,197,795
Windmill Funding Corp., 0.40%, 3/01/11 (d)	2,000	1,998,733

Total Commercial Paper—30.8%		66,427,017

Corporate Notes (c)

KBC Bank NV, NY, 1.72%, 2/01/11 (a)	1,640	1,640,000
Rabobank Nederland NV, 1.79%, 4/07/11 (e)	3,100	3,100,000

Total Corporate Notes—2.2%		4,740,000

Municipal Bonds (c)

California HFA, RB, VRDN, Home Mortgage,
Series U, AMT (Fannie Mae LOC, Freddie
Mac LOC), 0.30%, 1/07/11	1,700	1,700,000
City & County of San Francisco California,
COP, FLOATS, VRDN, Series B001 (Morgan
Stanley Bank Liquidity Facility), 0.31%,
1/07/11 (e)	1,300	1,300,000
City of Houston Texas, Refunding RB, VRDN,
First Lien, Series B-3 (Sumitomo Mitsui
Banking LOC), 0.30%, 1/07/11	3,000	3,000,000
Colorado Housing & Finance Authority,
RB, VRDN, Class I, Series A-3, AMT (Fannie
Mae LOC, Freddie Mac LOC), 0.33%,
1/07/11	2,500	2,500,000
County of Catawba North Carolina, RB, VRDN,
Catawba Valley Medical Center (Branch
Banking & Trust LOC), 0.38%, 1/07/11	4,285	4,285,000
County of Harris Texas, RB, MSTR, VRDN,
Series SGC 31, Class A (Societe Generale
LOC), 0.34%, 1/07/11 (e)	1,680	1,680,000
County of Pitkin Colorado, Refunding RB,
VRDN, Aspen Skiing Co. Project, Series A
(JPMorgan Chase & Co. LOC), 0.29%,
1/03/11	2,000	2,000,000
Michigan State HDA, Refunding RB, VRDN,
Series D (Fannie Mae LOC, Freddie Mac
LOC), 0.33%, 1/07/11	1,465	1,465,000
New York City Industrial Development Agency,
RB, VRDN, New York Law School Project,
Series A (JPMorgan Chase Bank LOC),
0.30%, 1/07/11	1,985	1,985,000
Port Freeport Texas, RB, VRDN, Joint Venture
Project, AMT (JPMorgan Chase Bank LOC),
0.36%, 1/03/11	2,100	2,100,000

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Municipal Bonds (concluded)	Par (000)	Value

Rhode Island Housing & Mortgage Finance
Corp., RB, VRDN, Groves at Johnston Project,
AMT (Freddie Mac LOC), 0.34%, 1/07/11	$3,600	$3,600,000
State of California, GO, VRDN:
Series C-4 (JPMorgan Chase & Co. LOC),
0.26%, 1/03/11	3,300	3,300,000
Series C-11 (BNP Paribas SA LOC), 0.30%,
1/07/11	2,400	2,400,000
Triborough Bridge & Tunnel Authority, RB, VRDN,
General, Series B (Dexia Credit Local SBPA),
0.33%, 1/07/11	900	900,000

Total Municipal Bonds—14.9%		32,215,000

U.S. Government Sponsored Agency & Instrumentality Obligations

Fannie Mae Discount Notes (d):
0.26%, 1/12/11	2,500	2,499,837
0.30%, 1/21/11	3,000	2,999,550
Fannie Mae Variable Rate Notes (b):
0.25%, 7/26/12	2,500	2,499,220
0.29%, 9/17/12	2,500	2,499,137
0.29%, 12/20/12	1,500	1,499,404
Federal Home Loan Bank Discount Notes,
0.21%, 6/08/11 (d)	2,650	2,647,588
Federal Home Loan Bank Variable Rate Notes,
0.23%, 10/06/11 (b)	2,200	2,199,324
Freddie Mac Variable Rate Notes (b):
0.33%, 2/14/11	7,000	6,999,873
0.17%, 5/05/11	5,000	4,999,496
0.21%, 12/29/11	2,000	1,999,004
0.24%, 4/03/12	2,000	1,998,986

Total U.S. Government Sponsored Agency &
Instrumentality Obligations—15.2%		32,841,419

U.S. Treasury Obligations

U.S. Treasury Bills (d):
0.18%, 4/21/11	2,000	1,998,950
0.19%, 5/26/11	1,250	1,249,057
0.20%, 6/02/11	3,000	2,997,475
0.27%, 9/22/11	2,000	1,996,143
U.S. Treasury Notes:
0.88%, 1/31/11	2,500	2,501,192
0.88%, 2/28/11	2,000	2,002,098
0.88%, 5/31/11	2,975	2,982,682
4.88%, 5/31/11	2,000	2,037,486
1.13%, 6/30/11	3,000	3,012,913
4.50%, 9/30/11	2,500	2,577,759

Total U.S. Treasury Obligations—10.8%		23,355,755

Repurchase Agreements

Deutsche Bank Securities, Inc., 0.22%,
1/03/11 (Purchased on 12/31/10 to be
repurchased at $5,408,099 collateralized
by Freddie Mac, 2.95% due 12/15/17, par
and fair value of $5,669,000 and $5,516,680,
respectively)	5,408	5,408,000

Total Repurchase Agreements—2.5%		5,408,000

Total Investments (Cost—$216,122,215*)—100.1%		216,122,215
Liabilities in Excess of Other Assets—(0.1)%		(212,108)

Net Assets—100.0%		$215,910,107

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

  Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

  The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investment in Securities:
Short-Term Securities[1]	—	$216,122,215	—	$216,122,215

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC, Series
2010-1A, Class A, 5.56%, 7/15/59 (a)	USD	481	$497,218
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.98%,
12/25/33		23	18,758
Series 2005-ASP1, Class M1, 0.94%,
9/25/35		450	128,268
Bear Stearns Asset-Backed Securities Trust (b):
Series 2005-4, Class A, 0.59%, 1/25/36		18	18,033
Series 2006-HE8, Class 1A1, 0.33%,
10/25/36		10	9,589
Capital One Multi-Asset Execution Trust, Series
2006-A5, Class A5, 0.32%, 1/15/16 (b)		100	99,135
Citibank Omni Master Trust (a):
Series 2009-A8, Class A8, 2.36%,
5/16/16 (b)		630	637,808
Series 2009-A12, Class A12, 3.35%,
8/15/16		250	255,625
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.88%,
9/25/33		37	30,877
Series 2004-5, Class A, 0.71%, 10/25/34		55	47,550
Series 2004-13, Class AF4, 4.58%,
1/25/33		300	299,563
Ford Credit Floorplan Master Owner Trust,
Series 2006-4, Class B, 0.81%,
6/15/13 (b)		100	98,948
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.62%, 11/25/35 (b)		275	123,873
Morgan Stanley ABS Capital I, Series 2005-HE1,
Class A2MZ, 0.56%, 12/25/34 (b)		35	31,505
New Century Home Equity Loan Trust, Series
2005-2, Class A2MZ, 0.52%, 6/25/35 (b)		103	97,682
Option One Mortgage Loan Trust, Series 2003-4,
Class A2, 0.90%, 7/25/33 (b)		86	70,328
RAAC, Series 2005-SP2, Class 2A, 0.56%,
6/25/44 (b)		293	230,718
Residential Asset Securities Corp., Series
2003-KS5, Class AIIB, 0.84%, 7/25/33 (b)		37	23,227
SLC Student Loan Trust, Series 2006-A,
Class A4, 0.41%, 1/15/19 (b)		110	105,020
SLM Student Loan Trust (b):
Series 2008-5, Class A3, 1.59%, 1/25/18		230	236,386
Series 2008-5, Class A4, 1.99%, 7/25/23		750	780,065
Series 2009-B, Class A1, 6.26%,
7/15/42 (a)		259	250,851
Series 2010-C, Class A1, 1.91%,
12/15/17 (a)		222	222,101
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		210	210,647
Series 2010-2, Class C, 3.89%, 7/17/17		250	255,423
Series 2010-A, Class A2, 1.37%,
8/15/13 (a)		210	210,789
Series 2010-A, Class A3, 1.83%,
11/17/14 (a)		160	161,646
Series 2010-A, Class A4, 2.39%,
6/15/17 (a)		100	101,687
Series 2010-B, Class B, 0.02%,
9/15/14 (a)		175	174,951
Series 2010-B, Class C, 0.03%,
10/17/16 (a)		185	184,661
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1, 0.56%,
1/25/35		109	79,339
Structured Asset Securities Corp. (b) (concluded):
Series 2006-BC3, Class A2, 0.31%,
10/25/36		41	40,986

Total Asset-Backed Securities—6.5%			5,733,257

Corporate Bonds

Aerospace & Defense—0.0%
L-3 Communications Corp.:
5.88%, 1/15/15		30	30,563
Series B, 6.38%, 10/15/15		7	7,210

			37,773

Airlines—0.2%
Continental Airlines, Inc., Series 2002-1,
6.56%, 8/15/13		140	143,500

Auto Components—0.1%
BorgWarner Inc., 4.63%, 9/15/20		65	64,172

Beverages—0.9%
Anheuser-Busch InBev Worldwide, Inc., 3.00%,
10/15/12		745	768,700

Capital Markets—2.4%
The Bear Stearns Cos., Inc., 6.95%, 8/10/12		95	103,645
CDP Financial, Inc., 3.00%, 11/25/14 (a)		520	528,583
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		260	281,377
3.70%, 8/01/15		200	203,782
5.38%, 3/15/20		180	186,005
6.00%, 6/15/20		200	216,133
Lehman Brothers Holdings, Inc. (c)(d):
6.50%, 7/19/17		150	15
6.75%, 12/28/17		325	33
Morgan Stanley:
2.79%, 5/14/13 (b)(e)		480	497,413
5.63%, 9/23/19		100	101,968

			2,118,954

Chemicals—0.3%
CF Industries, Inc., 7.13%, 5/01/20		220	240,900
The Dow Chemical Co., 4.25%, 11/15/20		45	43,105

			284,005

Commercial Banks—10.3%
BNP Paribas Home Loan Covered Bonds SA,
2.20%, 11/02/15 (a)		770	737,444
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		1,180	1,133,984
Corporacion Andina de Fomento, 6.88%,
3/15/12		220	234,000
Dexia Credit Local SA, 2.75%, 4/29/14 (a)		2,235	2,260,781
Discover Bank, 8.70%, 11/18/19		350	411,990
DnB NOR Boligkreditt, 2.10%, 10/14/15 (a)		960	912,957
Eksportfinans ASA:
1.88%, 4/02/13		745	753,684
3.00%, 11/17/14		395	407,610
2.00%, 9/15/15		600	585,972
5.50%, 5/25/16		300	337,673
Royal Bank of Canada, 3.13%, 4/14/15 (a)		955	978,215
Sparebanken 1 Boligkreditt, 1.25%,
10/25/13 (a)		385	382,416

			9,136,726

Commercial Services & Supplies—0.1%
RR Donnelley & Sons Co., 7.63%, 6/15/20		42	44,987

Consumer Finance—0.3%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		100	105,099
SLM Corp., 5.40%, 10/25/11		180	183,176

			288,275

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Containers & Packaging—0.6%
Ball Corp.:
7.13%, 9/01/16	USD	70	$75,425
7.38%, 9/01/19		70	75,250
Crown Americas LLC, 7.63%, 5/15/17		154	165,550
Owens-Brockway Glass Container, Inc., 7.38%,
5/15/16		220	233,750

			549,975

Diversified Financial Services—2.9%
Ally Financial Inc., 8.00%, 3/15/20		210	229,425
Bank of America Corp., 5.63%, 7/01/20		125	127,436
Citigroup, Inc.:
4.75%, 5/19/15		90	94,239
5.38%, 8/09/20		215	223,387
FCE Bank Plc:
7.88%, 2/15/11	GBP	150	234,448
7.13%, 1/15/13	EUR	50	69,822
General Electric Capital Corp., 5.50%,
1/08/20	USD	275	294,109
JPMorgan Chase Bank NA, 6.00%, 7/05/17		450	488,072
JPMorgan Chase & Co.:
0.94%, 2/26/13 (b)		150	150,617
2.60%, 1/15/16		170	164,946
4.25%, 10/15/20		45	43,883
Novus USA Trust, 1.53%, 11/18/11 (a)(b)		250	250,000
Reynolds Group DL Escrow, Inc., 7.75%,
10/15/16 (a)		200	211,500

			2,581,884

Diversified Telecommunication Services—1.2%
AT&T Inc., 6.50%, 9/01/37		180	194,121
Frontier Communications Corp., 8.25%,
4/15/17		48	52,680
GTE Corp., 6.84%, 4/15/18		270	306,077
Qwest Communications International, Inc.:
7.50%, 2/15/14		30	30,375
Series B, 7.50%, 2/15/14		15	15,188
Qwest Corp., 8.38%, 5/01/16		125	148,125
Telefonica Emisiones SAU, 4.95%, 1/15/15		275	284,813

			1,031,379

Electric Utilities—0.3%
Florida Power & Light Co., 5.95%, 2/01/38		225	249,321

Energy Equipment & Services—0.1%
Pride International, Inc., 6.88%, 8/15/20		90	93,375

Food Products—0.4%
Kraft Foods, Inc.:
5.38%, 2/10/20		245	263,686
6.50%, 2/09/40		75	84,047

			347,733

Health Care Equipment & Supplies—0.2%
CareFusion Corp., 6.38%, 8/01/19		150	169,468

Health Care Providers & Services—0.8%
HCA, Inc.:
8.50%, 4/15/19		220	240,900
7.25%, 9/15/20		225	235,125
Tenet Healthcare Corp.:
9.00%, 5/01/15		70	77,700
8.88%, 7/01/19		140	158,200

			711,925

Hotels, Restaurants & Leisure—0.1%
MGM Mirage, 13.00%, 11/15/13		75	88,688

Insurance—2.6%
Hartford Life Global Funding Trusts, 0.48%,
6/16/14 (b)		550	534,085
Lincoln National Corp., 7.00%, 6/15/40		70	76,123
Manulife Financial Corp., 3.40%, 9/17/15		190	186,111
Metropolitan Life Global Funding I (a):
2.88%, 9/17/12		150	153,740
2.50%, 1/11/13		690	705,070
5.13%, 4/10/13 (e)		425	457,605
Teachers Insurance & Annuity Association of
America, 6.85%, 12/16/39 (a)		135	157,950

			2,270,684

Life Sciences Tools & Services—0.0%
Life Technologies Corp., 5.00%, 1/15/21		35	34,671

Machinery—0.1%
Navistar International Corp., 3.00%,
10/15/14 (f)		50	66,750

Media—2.7%
CBS Corp., 8.88%, 5/15/19		125	157,260
CCH II LLC, 13.50%, 11/30/16		330	393,525
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		53	57,638
Series B, 9.25%, 12/15/17		213	233,235
Comcast Cable Communications
Holdings, Inc., 9.46%, 11/15/22		75	103,769
Comcast Corp.:
6.45%, 3/15/37		95	101,504
6.40%, 3/01/40		75	80,390
Cox Communications, Inc., 8.38%, 3/01/39 (a)		200	259,182
DIRECTV Holdings LLC, 6.00%, 8/15/40		60	60,236
Discovery Communications LLC, 3.70%,
6/01/15		120	124,241
NBC Universal, Inc. (a):
5.15%, 4/30/20		175	181,409
4.38%, 4/01/21		195	189,268
News America, Inc., 6.40%, 12/15/35		140	150,416
Time Warner Cable, Inc.:
5.00%, 2/01/20		90	92,622
5.88%, 11/15/40		115	113,776
Time Warner, Inc.:
4.70%, 1/15/21		50	50,909
6.10%, 7/15/40		30	31,479

			2,380,859

Metals & Mining—0.6%
AngloGold Ashanti Holdings Plc, 5.38%,
4/15/20		70	72,800
Cliffs Natural Resources, Inc., 4.80%,
10/01/20		120	117,253
Corporacion Nacional del Cobre de Chile,
3.75%, 11/04/20 (a)		100	94,852
Teck Resources Ltd., 10.75%, 5/15/19		210	273,000

			557,905

Multi-Utilities—0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		90	100,516

Multiline Retail—0.2%
Dollar General Corp., 11.88%, 7/15/17 (g)		185	214,137

Oil, Gas & Consumable Fuels—4.1%
Arch Coal, Inc., 7.25%, 10/01/20		220	232,100
BP Capital Markets Plc, 3.13%, 3/10/12		400	409,017
Canadian Natural Resources, Ltd.:
6.50%, 2/15/37		30	34,125
6.25%, 3/15/38		125	138,116

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Cenovus Energy, Inc., 6.75%, 11/15/39		140	$163,099
Chesapeake Energy Corp., 6.63%, 8/15/20		320	315,200
Consol Energy, Inc. (a):
8.00%, 4/01/17		114	121,410
8.25%, 4/01/20		86	92,880
Enterprise Products Operating LLC, 6.13%,
10/15/39		100	104,081
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		250	263,706
Motiva Enterprises LLC, 5.20%, 9/15/12 (a)		135	142,851
Nexen, Inc., 6.40%, 5/15/37		200	193,776
Peabody Energy Corp., 6.50%, 9/15/20		300	320,250
Petrobras International Finance Co.:
5.88%, 3/01/18		20	21,296
5.75%, 1/20/20		460	477,281
Petrohawk Energy Corp., 7.25%, 8/15/18		229	231,290
Rockies Express Pipeline LLC, 3.90%,
4/15/15 (a)		180	178,037
Tennessee Gas Pipeline Co., 7.00%,
10/15/28		35	37,010
Valero Energy Corp., 6.63%, 6/15/37		200	203,127

			3,678,652

Paper & Forest Products—0.4%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		210	237,038
International Paper Co., 7.30%, 11/15/39		95	108,247

			345,285

Pharmaceuticals—0.2%
Teva Pharmaceutical Finance LLC, 3.00%,
6/15/15		120	122,097
Wyeth, 6.00%, 2/15/36		90	100,025

			222,122

Real Estate Investment Trusts (REITs)—0.4%
Hospitality Properties Trust:
5.63%, 3/15/17		86	85,449
6.70%, 1/15/18		34	35,648
Kimco Realty Corp., 6.88%, 10/01/19		100	113,130
Mack-Cali Realty LP, 7.75%, 8/15/19		120	139,651

			373,878

Road & Rail—0.3%
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40		240	248,308

Software—0.1%
Oracle Corp., 3.88%, 7/15/20 (a)		110	109,349

Thrifts & Mortgage Finance—1.7%
Achmea Hypotheekbank NV, 3.20%,
11/03/14 (a)		350	364,149
MGIC Investment Corp., 5.38%, 11/01/15		210	201,075
The PMI Group Inc., 6.00%, 9/15/16		340	282,099
Radian Group, Inc.:
5.63%, 2/15/13		340	340,000
5.38%, 6/15/15		340	314,500

			1,501,823

Tobacco—0.3%
Philip Morris International, Inc., 4.50%,
3/26/20		290	299,493

Wireless Telecommunication Services—1.3%
Cricket Communications, Inc., 7.75%, 5/15/16		208	215,800
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		385	401,679
Vodafone Group Plc, 4.15%, 6/10/14		485	509,822

			1,127,301

Total Corporate Bonds—36.3%			32,242,573

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%,
9/20/40	EUR	40	28,137
Japan Finance Corp., 2.00%, 6/24/11	USD	235	236,768
Kreditanstalt fuer Wiederaufbau, 1.38%,
7/15/13		160	161,234
Mexico Government International Bond:
6.38%, 1/16/13		130	142,025
5.63%, 1/15/17		90	99,540
United Mexican States, Series A, 5.13%,
1/15/20		80	83,400

Total Foreign Agency Obligations—0.8%			751,104

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—7.6%
Adjustable Rate Mortgage Trust, Series 2005-7,
Class 4A1, 5.40%, 10/25/35 (b)		261	236,552
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.43%, 5/17/60 (a)(b)		360	357,296
Chase Mortgage Finance Corp., Series 2005-A1,
Class 1A1, 5.40%, 12/25/35 (b)		261	250,932
CitiMortgage Alternative Loan Trust, Series
2007-A8, Class A1, 6.00%, 10/25/37		616	493,023
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.46%,
4/25/46 (b)		126	76,028
Series 2006-0A5, Class 3A1, 0.46%,
4/25/46 (b)		230	148,878
Series 2007-J3, Class A10, 6.00%,
7/25/37		505	420,631
Credit Suisse Mortgage Capital Certificates,
Series 2006-8, Class 3A1, 6.00%,
10/25/21		129	107,827
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		118	111,652
GSR Mortgage Loan Trust, Series 2005-AR4,
Class 6A1, 5.25%, 7/25/35 (b)		662	637,229
Impac Secured Assets CMN Owner Trust,
Series 2004-3 (b):
Class 1A4, 1.06%, 11/25/34		53	50,132
Class M1, 1.16%, 11/25/34		500	207,563
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		42	39,365
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		41	38,325
Luminent Mortgage Trust, Series 2006-7,
Class 1A1, 0.44%, 12/25/36 (b)		461	285,887
Morgan Stanley Mortgage Loan Trust, Series
2005-4, Class 5A3, 5.50%, 8/25/35		362	354,011
Residential Accredit Loans, Inc., Series
2006-Q02, Class A1, 0.48%, 2/25/46 (b)		166	70,205
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-3, Class 2A1, 5.56%,
4/25/37 (b)		651	479,411
Structured Asset Securities Corp., Series
2005-GEL2, Class A, 0.54%, 4/25/35 (b)		34	29,944
Thornburg Mortgage Securities Trust, Series
2006-5, Class A1, 0.38%, 10/25/46 (b)		418	413,767
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR18, Class 1A1, 5.14%,
1/25/37 (b)		395	298,319

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR16, Class 7A1, 5.20%,
10/25/35 (b)	USD	272	$267,602
Wells Fargo Mortgage-Backed Securities
Trust (b):
Series 2006-AR2, Class 2A5, 3.43%,
3/25/36		770	662,306
Series 2006-AR3, Class A4, 5.51%,
3/25/36		674	590,467
Series 2006-AR12, Class 2A1, 5.93%,
9/25/36		146	133,811

			6,761,163

Commercial Mortgage-Backed Securities—12.0%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class B, 6.67%, 4/15/36		840	849,050
Series 2003-2, Class A3, 4.87%,
3/11/41 (b)		755	786,546
Series 2006-5, Class AM, 5.45%,
9/10/47		30	29,705
Series 2007-1, Class A4, 5.45%,
1/15/49		500	521,610
Series 2007-3, Class A4, 5.66%,
6/10/49 (b)		380	390,012
Bear Stearns Commercial Mortgage Securities (b):
Series 2005-PW10, Class AM, 5.45%,
12/11/40		30	30,270
Series 2006-PW11, Class A4, 5.46%,
3/11/39		825	891,981
CS First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class A1, 4.11%,
12/15/35		164	166,602
Citigroup Commercial Mortgage Trust, Series
2006-C5, Class A4, 5.43%, 10/15/49		100	106,806
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD3,
Class A5, 5.62%, 10/15/48		160	171,624
Commercial Mortgage Pass-Through
Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37 (b)		325	328,026
Extended Stay America Trust, Series
2010-ESHA (a):
Class A, 2.95%, 11/05/27		629	618,608
Class C, 4.86%, 11/05/27		185	181,324
First Union National Bank Commercial
Mortgage, Series 1999-C4, Class E, 7.71%,
12/15/31 (a)(b)		264	264,158
GMAC Commercial Mortgage Securities, Inc.:
Series 2001-C1, Class B, 6.67%,
4/15/34		690	693,206
Series 2003-C3, Class A3, 4.65%,
4/10/40		168	174,365
Series 2006-C1, Class AM, 5.29%,
11/10/45		50	49,797
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AM, 5.88%,
7/10/38		75	77,243
Series 2007-GG9, Class A4, 5.44%,
3/10/39		210	221,251
JPMorgan Chase Commercial Mortgage
Securities Corp., Class A3:
Series 2001-CIB2, 6.43%, 4/15/35		570	577,885
Series 2006-CB15, 5.82%, 6/12/43		250	262,218
Series 2007-CB18, 5.45%, 6/12/47		225	233,133
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.90%,
6/15/38 (b)		40	41,554
Series 2006-C7, Class AM, 5.38%,
11/15/38		40	40,200
Series 2007-C6, Class A4, 5.86%,
7/15/40 (b)		205	215,387
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (a)(b)		130	136,689
Series 2004-HQ4, Class A7, 4.97%,
4/14/40		250	265,802
RBSCF Trust, Series 2010-RR3, Class WBTA,
5.90%, 2/16/51 (a)(b)		380	402,040
Wachovia Bank Commercial Mortgage Trust (b):
Series 2005-C20, Class A6A, 5.11%,
7/15/42		680	709,164
Series 2005-C21, Class A3, 5.20%,
10/15/44		53	54,483
Series 2006-C26, Class A3, 6.01%,
6/15/45		645	699,998
Series 2007-C33, Class A4, 5.90%,
2/15/51		430	446,286

			10,637,023

Total Non-Agency Mortgage-Backed Securities—19.6%			17,398,186

Preferred Securities

Capital Trusts

Capital Markets—0.4%
Credit Suisse Guernsey Ltd., 5.86% (b)(h)		180	170,100
Goldman Sachs Capital II, 5.79% (b)(h)		175	148,312
Lehman Brothers Holdings Capital Trust VII,
5.86% (c)(d)(h)		55	6

			318,418

Diversified Financial Services—0.4%
JPMorgan Chase & Co., 7.90% (b)(h)		370	393,306

Total Preferred Securities—0.8%			711,724

Taxable Municipal Bonds

The Board of Trustees of The Leland Stanford
Junior University, 4.25%, 5/01/16		140	149,754
City of Chicago Illinois, RB, Build America
Bonds, 6.40%, 1/01/40		50	48,620
Metropolitan Transportation Authority, RB,
Build America Bonds, 7.34%, 11/15/39		200	221,644
New York City Municipal Water Finance
Authority, RB, Build America Bonds, 5.72%,
6/15/42		100	99,910
New York State Dormitory Authority, RB, Build
America Bonds, 5.63%, 3/15/39		150	146,851
Port Authority of New York & New Jersey, RB,
Consolidated, 159th Series, 6.04%,
12/01/29		105	109,716
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		285	289,090
Build America Bonds, 7.35%, 11/01/39		130	132,657

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value

State of California, GO (concluded):
Build America Bonds, Various Purpose,
7.50%, 4/01/34	USD	90	$93,115
Various Purpose, Series 3, 5.45%,
4/01/15		725	765,375
University of California, RB, Build America
Bonds, 5.95%, 5/15/45		110	102,208

Total Taxable Municipal Bonds—2.4%			2,158,940

U.S. Government Sponsored Agency Securities

Agency Obligations—1.2%
Federal Home Loan Bank of Chicago, 5.63%,
6/13/16 (i)		550	595,561
Tennessee Valley Authority, 5.25%, 9/15/39		450	475,747

			1,071,308

Collateralized Mortgage Obligations—0.4%
Fannie Mae Mortgage-Backed Securities,
Series 2004-25, Class PA, 5.50%, 10/25/30		38	37,713
Freddie Mac Mortgage-Backed Securities:
Series 3020, Class MA, 5.50%, 4/15/27		32	31,886
Series 3068, Class VA, 5.50%, 10/15/16		249	258,356

			327,955

Federal Deposit Insurance Corporation Guaranteed—0.8%
General Electric Capital Corp.:
2.00%, 9/28/12		450	459,651
2.13%, 12/21/12		195	200,350

			660,001

Interest Only Collateralized Mortgage Obligations—1.4%
Fannie Mae Mortgage-Backed Securities (b):
Series 2006-82, Class SI, 6.17%,
9/25/36		1,326	169,180
Series 2008-1, Class CI, 6.04%,
2/25/38		882	103,784
Series 2009-70, Class SI, 6.19%,
9/25/36		1,282	162,642
Ginnie Mae Mortgage-Backed Securities (b):
Series 2006-69, Class SA, 6.54%,
12/20/36		229	32,502
Series 2007-9, Class BI, 6.56%,
3/20/37		545	75,850
Series 2009-16, Class SL, 7.08%,
1/20/37		673	95,688
Series 2009-66, Class US, 5.74%,
8/16/39		803	88,712
Series 2009-88, Class SK, 5.99%,
10/16/39		573	68,477
Series 2009-92, Class SL, 6.04%,
10/16/39		761	88,470
Series 2009-106, Class KS, 6.14%,
11/20/39		1,282	154,091
Series 2009-106, Class SL, 5.84%,
4/20/36		937	109,692
Series 2009-106, Class SU, 5.94%,
5/20/37		540	56,571
Series 2009-110, Class CS, 6.13%,
11/16/39		579	70,920

			1,276,579

Mortgage-Backed Securities—107.9%
Fannie Mae Mortgage-Backed Securities:
3.32%, 12/01/40 (b)		225	228,252
3.50%, 1/15/26—1/13/41 (j)		900	875,062
4.00%, 12/01/15—1/01/41 (j)		19,000	18,941,259
4.50%, 1/15/26—1/15/41 (j)		24,473	25,128,182
4.83%, 8/01/38 (b)		451	479,152
5.00%, 1/15/26—1/15/41 (j)		16,654	17,527,420
5.50%, 1/15/26—1/15/41 (e)(j)(k)		20,452	21,904,393
6.00%, 2/01/17—1/15/41 (j)(k)		4,226	4,609,995
6.50%, 1/15/41 (j)		1,700	1,889,125
7.00%, 2/01/16		34	37,865
Freddie Mac Mortgage-Backed Securities:
4.50%, 12/01/40—1/15/41 (j)		3,500	3,588,902
4.99%, 4/01/38 (b)		361	384,094
5.00%, 1/15/41 (j)		100	104,875
5.50%, 1/15/41 (j)		100	106,562
6.00%, 6/01/35		110	119,574
Ginnie Mae Mortgage-Backed Securities,
5.50%, 5/20/36		37	39,691

			95,964,403

Total U.S. Government Sponsored Agency Securities—111.7%			99,300,246

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 5/15/21		930	1,320,164
8.13%, 8/15/21		210	299,053
7.25%, 8/15/22		375	506,953
6.25%, 8/15/23		920	1,156,325
3.50%, 2/15/39 (k)		1,135	978,051
4.38%, 5/15/40		171	171,828
3.88%, 8/15/40 (k)		2,875	2,648,145
4.25%, 11/15/40		385	378,744
U.S. Treasury Notes:
0.88%, 2/29/12 (k)		4,025	4,048,425
0.38%, 10/31/12 (k)		3,100	3,090,554
0.50%, 11/30/12 (k)		2,580	2,576,674
0.50%, 10/15/13		700	692,179
1.25%, 10/31/15		470	454,872
1.38%, 11/30/15 (k)		4,670	4,538,292
2.25%, 11/30/17 (k)		670	651,523
2.63%, 8/15/20		1,350	1,279,769
2.63%, 11/15/20		1,000	943,281
4.25%, 5/15/39		440	433,469

Total U.S. Treasury Obligations—29.4%			26,168,301

Total Long-Term Investments
(Cost—$185,380,109)—207.5%			184,464,331

Options Purchased		Notional Amount (000)

Over-the-Counter Call Swaptions—1.2%
Receive a fixed rate of 4.22% and pay a
floating rate based on 3-month LIBOR,
Expires 4/29/11, Broker Credit Suisse
International		3,000	193,452
Receive a fixed rate of 3.65% and pay a
floating rate based on 3-month LIBOR,
Expires 5/05/11, Broker Credit Suisse
International		2,300	66,603

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 3.86% and pay a
floating rate based on 3-month LIBOR,
Expires 5/19/11, Broker JPMorgan
Chase Bank NA	USD	4,100	$165,607
Receive a fixed rate of 3.54% and pay a
floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker Citibank NA		1,600	40,894
Receive a fixed rate of 3.63% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker Deutsche
Bank AG		800	23,317
Receive a fixed rate of 4.39% and pay a
floating rate based on 3-month LIBOR,
Expires 5/08/12, Broker Citibank NA		600	37,448
Receive a fixed rate of 5.71% and pay a
floating rate based on 3-month LIBOR,
Expires 5/25/12, Broker Deutsche Bank AG		1,900	278,620
Receive a fixed rate of 3.89% and pay a
floating rate based on 3-month LIBOR,
Expires 7/09/12, Broker Goldman Sachs
Bank USA		1,100	41,742
Receive a fixed rate of 3.93% and pay a
floating rate based on 3-month LIBOR,
Expires 7/16/12, Broker Goldman Sachs
Bank USA		1,100	43,409
Receive a fixed rate of 3.70% and pay a
floating rate based on 3-month LIBOR,
Expires 8/03/12, Broker Credit Suisse
International		1,200	37,284
Receive a fixed rate of 3.30% and pay a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker JPMorgan
Chase Bank NA		1,000	19,688
Receive a fixed rate of 3.46% and pay a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker UBS AG		1,700	40,067
Receive a fixed rate of 3.81% and pay a
floating rate based on 3-month LIBOR,
Expires 9/17/13, Broker Citibank NA		400	13,172
Receive a fixed rate of 3.88% and pay a
floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker Deutsche
Bank AG		400	14,006
Receive a fixed rate of 4.85% and pay a
floating rate based on 3-month LIBOR,
Expires 11/23/20, Broker UBS AG		500	29,152

			1,044,461

Over-the-Counter Put Swaptions—0.9%
Pay a fixed rate of 4.22% and receive a
floating rate based on 3-month LIBOR,
Expires 4/29/11, Broker Credit Suisse
International		3,000	21,051
Pay a fixed rate of 4.02% and receive a
floating rate based on 3-month LIBOR,
Expires 5/05/11, Broker Credit Suisse
International		2,300	24,992
Pay a fixed rate of 4.15% and receive a
floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker Deutsche Bank AG		2,900	26,590
Pay a fixed rate of 3.86% and receive a
floating rate based on 3-month LIBOR,
Expires 5/19/11, Broker JPMorgan Chase
Bank NA		4,100	66,924
Pay a fixed rate of 3.54% and receive a
floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker Citibank NA		1,600	82,192
Pay a fixed rate of 3.63% and receive a
floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker Deutsche
Bank AG		800	37,609
Pay a fixed rate of 4.39% and receive a
floating rate based on 3-month LIBOR,
Expires 5/08/12, Broker Citibank NA		600	20,236
Pay a fixed rate of 5.71% and receive a
floating rate based on 3-month LIBOR,
Expires 5/25/12, Broker Deutsche
Bank AG		1,900	21,039
Pay a fixed rate of 3.89% and receive a
floating rate based on 3-month LIBOR,
Expires 7/09/12, Broker Goldman Sachs
Bank USA		1,100	62,956
Pay a fixed rate of 3.93% and receive a
floating rate based on 3-month LIBOR,
Expires 7/16/12, Broker Goldman Sachs
Bank USA		1,100	61,742
Pay a fixed rate of 3.70% and receive a
floating rate based on 3-month LIBOR,
Expires 8/03/12, Broker Credit Suisse
International		1,200	81,568
Pay a fixed rate of 3.30% and receive a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker JPMorgan
Chase Bank NA		1,000	96,325
Pay a fixed rate of 3.46% and receive a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker UBS AG		1,700	148,883
Pay a fixed rate of 3.81% and receive a
floating rate based on 3-month LIBOR,
Expires 9/17/13, Broker Citibank NA		400	36,926
Pay a fixed rate of 3.88% and receive a
floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker Deutsche
Bank AG		400	36,287
Pay a fixed rate of 4.85% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/20, Broker UBS AG		500	33,717

			859,037

Total Options Purchased
(Cost—$1,916,412)—2.1%			1,903,498

Total Investments Before TBA Sale
Commitments and Options Written
(Cost—$187,296,521*)—209.6%			186,367,829

TBA Sale Commitments (j)		Par (000)

Fannie Mae Mortgage-Backed Securities:
3.50%, 1/15/26—1/13/41		600	(573,000)
4.00%, 12/01/15—1/01/41		7,000	(6,969,476)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

TBA Sale Commitments (j)		Par (000)	Value

Fannie Mae Mortgage-Backed
Securities (concluded):
4.50%, 1/15/26—1/15/41	USD	22,300	$(22,878,449)
5.00%, 1/15/26—1/15/41		15,800	(16,604,125)
5.50%, 1/15/26—1/15/41		13,500	(14,437,832)
6.00%, 2/01/17—1/15/41		1,200	(1,303,500)
Freddie Mac Mortgage-Backed Securities:
4.50%, 12/01/40—1/15/41		3,400	(3,477,188)

Total TBA Sale Commitments
(Proceeds—$66,402,422)—(74.5)%			(66,243,570)

Options Written		Notional Amount (000)

Over-the-Counter Call Swaptions—(1.1)%
Pay a fixed rate of 4.06% and receive a
floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker Royal Bank of
Scotland Plc		1,700	(91,054)
Pay a fixed rate of 4.06% and receive a
floating rate based on 3-month LIBOR,
Expires 5/13/11, Broker BNP Paribas SA		900	(48,047)
Pay a fixed rate of 3.82% and receive a
floating rate based on 3-month LIBOR,
Expires 12/08/11, Broker JPMorgan
Chase Bank NA		800	(29,687)
Pay a fixed rate of 3.85% and receive a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker UBS AG		900	(34,802)
Pay a fixed rate of 3.83% and receive a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker JPMorgan
Chase Bank NA		600	(22,436)
Pay a fixed rate of 3.95% and receive a
floating rate based on 3-month LIBOR,
Expires 12/13/11, Broker Goldman Sachs
Bank USA		1,100	(47,579)
Pay a fixed rate of 4.14% and receive a
floating rate based on 3-month LIBOR,
Expires 6/15/12, Broker Deutsche Bank AG		900	(44,139)
Pay a fixed rate of 4.05% and receive a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche Bank AG		900	(40,539)
Pay a fixed rate of 3.83% and receive a
floating rate based on 3-month LIBOR,
Expires 7/30/12, Broker Citibank NA		300	(10,707)
Pay a fixed rate of 3.77% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker UBS AG		800	(26,340)
Pay a fixed rate of 4.03% and receive a
floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG		1,000	(41,992)
Pay a fixed rate of 4.14% and receive a
floating rate based on 3-month LIBOR,
Expires 12/07/12, Broker Citibank NA		800	(36,893)
Pay a fixed rate of 4.47% and receive a
floating rate based on 3-month LIBOR,
Expires 12/17/12, Broker Deutsche Bank AG		500	(30,330)
Pay a fixed rate of 4.92% and receive a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche Bank AG		3,000	(243,303)
Pay a fixed rate of 4.32% and receive a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank of
Scotland Plc		400	(20,518)
Pay a fixed rate of 4.07% and receive a
floating rate based on 3-month LIBOR,
Expires 7/08/13, Broker Deutsche Bank AG		800	(33,377)
Pay a fixed rate of 3.23% and receive a
floating rate based on 6-month EURIBOR,
Expires 9/03/13, Broker Citibank NA	EUR	1,400	(34,093)
Pay a fixed rate of 4.84% and receive a
floating rate based on 3-month LIBOR,
Expires 12/02/14, Broker JPMorgan Chase
Bank NA	USD	700	(45,774)
Pay a fixed rate of 4.89% and receive a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche Bank AG		800	(53,903)
Pay a fixed rate of 4.76% and receive a
floating rate based on 3-month LIBOR,
Expires 5/30/17, Broker JPMorgan Chase
Bank NA		400	(23,691)

			(959,204)

Over-the-Counter Put Swaptions—(1.3)%
Receive a fixed rate of 4.06% and pay a
floating rate based on 3-month LIBOR,
Expires 5/12/11, Broker Royal Bank of
Scotland Plc		1,700	(18,275)
Receive a fixed rate of 4.06% and pay a
floating rate based on 3-month LIBOR,
Expires 5/13/11, Broker BNP Paribas SA		900	(9,801)
Receive a fixed rate of 3.82% and pay a
floating rate based on 3-month LIBOR,
Expires 12/08/11, Broker JPMorgan
Chase Bank NA		800	(31,699)
Receive a fixed rate of 3.83% and pay a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker JPMorgan
Chase Bank NA		600	(23,812)
Receive a fixed rate of 3.85% and pay a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker UBS AG		900	(34,739)
Receive a fixed rate of 3.95% and pay a
floating rate based on 3-month LIBOR,
Expires 12/13/11, Broker Goldman Sachs
Bank USA		1,100	(38,621)
Receive a fixed rate of 4.14% and pay a
floating rate based on 3-month LIBOR,
Expires 6/15/12, Broker Deutsche Bank AG		900	(40,597)
Receive a fixed rate of 4.05% and pay a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche Bank AG		900	(43,768)
Receive a fixed rate of 3.83% and pay a
floating rate based on 3-month LIBOR,
Expires 7/30/12, Broker Citibank NA		300	(18,455)
Receive a fixed rate of 4.00% and pay a
floating rate based on 3-month LIBOR,
Expires 8/13/12, Broker Morgan Stanley
Capital Services, Inc.		2,000	(110,754)
Receive a fixed rate of 3.77% and pay a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker UBS AG		800	(59,188)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 4.03% and pay a
floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG	USD	1,000	$(63,314)
Receive a fixed rate of 4.14% and pay a
floating rate based on 3-month LIBOR,
Expires 12/07/12, Broker Citibank NA		800	(47,198)
Receive a fixed rate of 4.47% and pay a
floating rate based on 3-month LIBOR,
Expires 12/17/12, Broker Deutsche Bank AG		500	(23,552)
Receive a fixed rate of 4.92% and pay a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche Bank AG		3,000	(114,408)
Receive a fixed rate of 4.32% and pay a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank of
Scotland Plc		400	(25,299)
Receive a fixed rate of 4.07% and pay a
floating rate based on 3-month LIBOR,
Expires 7/08/13, Broker Deutsche Bank AG		800	(60,729)
Receive a fixed rate of 3.23% and pay a
floating rate based on 6-month EURIBOR,
Expires 9/03/13, Broker Citibank NA	EUR	1,400	(160,084)
Receive a fixed rate of 4.84% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/14, Broker JPMorgan
Chase Bank NA	USD	700	(46,542)
Receive a fixed rate of 4.89% and pay a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche Bank AG		800	(51,853)
Receive a fixed rate of 4.47% and pay a
floating rate based on 3-month LIBOR,
Expires 8/05/15, Broker JPMorgan Chase
Bank NA		2,000	(91,938)
Receive a fixed rate of 4.76% and pay a
floating rate based on 3-month LIBOR,
Expires 5/30/17, Broker JPMorgan Chase
Bank NA		400	(31,680)

			(1,146,306)

Total Options Written
(Premiums Received—$2,074,302)—(2.4)%			(2,105,510)

Total Investments, Net of TBA Sale Commitments
and Options Written—132.7%			$118,018,749
Liabilities in Excess of Other Assets—(32.7)%			(29,134,192)

Net Assets—100.0%			$88,884,557

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$187,302,587

Gross unrealized appreciation	$3,115,621
Gross unrealized depreciation	(4,050,379)

Net unrealized depreciation	$(934,758)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Convertible security.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(j)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

BNP Paribas	$102,641	$438
Bank of America NA	$(994,688)	$(23,282)
Barclays Capital, Inc.	$5,231,499	$1,817
Citigroup Global Markets Inc.	$(9,784,333)	$61,085
Credit Suisse Securities (USA) LLC	$12,016,754	$2,288
Deutsche Bank Securities, Inc.	$3,654,968	$(74,740)
Goldman Sachs & Co.	$1,546,866	$163,363
Greenwich Financial Services	$2,840,219	$12,265
JPMorgan Securities, Inc.	$2,941,062	$58,723
Morgan Stanley Capital Services, Inc.	$(13,512,361)	$(64,860)
Nomura Securities International, Inc.	$4,231,578	$(47,709)
UBS Securities	$636,563	$2,067
Wells Fargo Bank, NA	$(3,170,735)	$18,718

(k)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

  For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

  Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

40	2-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$8,745,249	$11,001
13	30-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$1,616,354	(28,729)
4	Euro-Dollar Future	Chicago Mercantile	December 2012	$986,978	(4,828)
1	Euro-Dollar Future	Chicago Mercantile	June 2013	$245,190	(1,065)
1	Euro-Dollar Future	Chicago Mercantile	September 2013	$244,652	(1,202)

Total					$(24,823)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

  Financial futures contracts sold as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

52	5-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$6,116,013	$(5,362)
58	10-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$6,948,832	(36,543)
29	30-Year U.S. Treasury Ultra-Bond	Chicago Board of Trade	March 2011	$3,772,362	86,643
3	Euro-Dollar Future	Chicago Mercantile	March 2011	$746,245	(1,018)
10	Euro-Dollar Future	Chicago Mercantile	June 2011	$2,486,510	(2,490)
9	Euro-Dollar Future	Chicago Mercantile	September 2011	$2,235,613	(1,900)
31	Euro-Dollar Future	Chicago Mercantile	December 2011	$7,670,096	(23,329)
5	Euro-Dollar Future	Chicago Mercantile	March 2012	$1,237,248	(877)
1	Euro-Dollar Future	Chicago Mercantile	September 2012	$246,973	710
2	Euro-Dollar Future	Chicago Mercantile	March 2013	$491,645	1,970

Total					$17,804

  Foreign currency exchange contracts as of December 31, 2010 were as follows:

					Unrealized Appreciation
Currency Purchased		Currency Sold	Counterparty	Settlement Date

USD	231,912	GBP 146,000	Citibank NA	1/19/11	$4,317

  Credit default swaps on single-name issues—buy protection outstanding as of December 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	6/20/11	$290	$(850)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$340	(25,142)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	$285	(978)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$340	(30,193)
MGIC Investment Corp.	5.00%	Citibank NA	12/20/15	$210	(15,529)
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$340	(13,013)

Total					$(85,705)

Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

Dow Jones CDX North America
Investment Grade Index Series 15	1.00%	Credit Suisse International	12/20/15	$1,760	$(8,384)
Dow Jones CDX North America
High Yield Index Series 15	5.00%	Deutsche Bank AG	12/20/15	$400	(13,582)
Dow Jones CDX Emerging
Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	$240	(2,627)

Total					$(24,593)

  Credit default swaps on traded indexes—sold protection outstanding as of December 31, 2010 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

MCDX North America Series 14	0.00%	Goldman Sachs International	6/20/20	AA	$270	$(6,320)

[1]	Using Standard and Poor’s rating of the underlying securities.

[2]	The maximum potential amount the Portfolio may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

Interest rate swaps outstanding as of December 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.63%(a)	3-month LIBOR	Credit Suisse International	11/26/12	$5,800	$12,978
0.62%(a)	3-month LIBOR	Deutsche Bank AG	11/26/12	$3,900	9,027
1.32%(a)	3-month LIBOR	Citibank NA	12/17/13	$700	(1,473)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	$1,100	(5,082)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	$1,100	49
1.35%(b)	3-month LIBOR	Credit Suisse International	10/25/15	$400	(13,864)
1.39%(b)	3-month LIBOR	Deutsche Bank AG	10/27/15	$500	(16,613)
2.09%(a)	3-month LIBOR	Citibank NA	12/22/15	$800	2,742
2.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/16/20	$500	27,381
5.56%(a)	3-month LIBOR	UBS AG	10/14/20	$1,200	(181,473)
2.57%(b)	3-month LIBOR	Deutsche Bank AG	10/27/20	$200	(13,627)
2.79%(a)	3-month LIBOR	Deutsche Bank AG	10/29/20	$500	24,679
2.86%(a)	3-month LIBOR	Citibank NA	11/12/20	$300	13,055
2.85%(a)	3-month LIBOR	Deutsche Bank AG	11/12/20	$100	4,406
2.98%(a)	3-month LIBOR	JPMorgan Chase Bank NA	11/17/20	$400	13,296
3.21%(a)	3-month LIBOR	Citibank NA	12/07/20	$300	4,384
3.18%(a)	3-month LIBOR	Royal Bank of Scotland Plc	12/07/20	$400	6,902
3.42%(a)	3-month LIBOR	Royal Bank of Scotland Plc	12/14/20	$400	(1,484)
3.48%(a)	3-month LIBOR	Goldman Sachs International	12/15/20	$500	(4,450)
5.40%(a)	3-month LIBOR	UBS AG	12/16/20	$1,500	(198,697)
3.60%(b)	3-month LIBOR	Citibank NA	12/17/20	$100	1,929
3.66%(a)	3-month LIBOR	Deutsche Bank AG	12/20/20	$400	(9,762)
3.66%(a)	3-month LIBOR	Deutsche Bank AG	12/20/20	$600	(14,642)
3.43%(b)	3-month LIBOR	Citibank NA	12/21/20	$300	1,242
3.34%(b)	3-month LIBOR	Citibank NA	12/22/20	$400	(1,407)
3.38%(b)	3-month LIBOR	Citibank NA	12/22/20	$200	38
3.39%(b)	3-month LIBOR	UBS AG	12/22/20	$3,000	1,871
3.44%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	12/23/20	$600	2,945
3.39%(b)	3-month LIBOR	Deutsche Bank AG	12/24/20	$300	299

Total					$(335,351)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

Total return swaps outstanding as of December 31, 2010 were as follows:

Interest Rate Receivable	Interest Rate Payable	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

—	6.50%	Credit Suisse International	1/12/38	$179	$1,687	(c)
—	6.50%	Goldman Sachs International	1/12/38	$429	(5,496	)(c)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	$429	(3,738	)(c)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	$536	(4,314	)(c)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	$429	4,856	(c)
5.50%	—	Barclays Bank Plc	1/12/39	$152	(627	)(d)
5.50%	—	Credit Suisse International	1/12/39	$606	(2,389	)(d)
—	5.50%	Goldman Sachs International	1/12/39	$758	(6,892	)(d)
5.00%	—	Goldman Sachs International	1/12/40	$162	(3,700	)(e)
—	5.00%	Royal Bank of Scotland Plc	1/12/40	$162	2,426	(e)

Total					$(18,187)

(c)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(d)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(e)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

  Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse
Securities (USA) LLC	0.17%	12/13/10	Open	$651,640	$651,575
Credit Suisse
Securities (USA) LLC	0.24%	12/13/10	Open	2,451,090	2,450,775
Deutsche Bank AG	0.30%	12/13/10	1/13/11	6,859,534	6,858,334
Merrill Lynch Pierce,
Fenner & Smith, Inc.	0.23%	12/13/10	Open	4,060,219	4,060,219
Merrill Lynch Pierce,
Fenner & Smith, Inc.	0.25%	12/13/10	Open	980,487	980,356
Credit Suisse Securities
(USA) LLC	0.13%	12/29/10	Open	2,648,594	2,648,594
Barclays Capital Inc.	0.18%	12/30/10	1/03/11	4,524,131	4,524,063
Deutsche Bank AG	0.02%	12/30/10	1/03/11	2,576,779	2,576,775

Total				$24,752,474	$24,750,691

  Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

  The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives :

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed
Securities	—	$5,373,645	$359,612	$5,733,257
Corporate Bonds	—	31,992,573	250,000	32,242,573
Foreign Agency
Obligations	—	751,104	—	751,104
Non-Agency
Mortgage-Backed
Securities	—	16,996,146	402,040	17,398,186
Preferred Securities	—	711,724	—	711,724
Taxable Municipal
Bonds	—	2,158,940	—	2,158,940
U.S. Government
Sponsored
Agency
Securities	—	99,300,246	—	99,300,246
U.S. Treasury
Obligations	—	26,168,301	—	26,168,301
Liabilities:
Investments in Securities:
TBA Sale
Commitments	—	(66,243,570)	—	(66,243,570)

Total	—	$117,209,109	$1,011,652	$118,220,761

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency
exchange contracts	—	$4,317	—	$4,317
Interest rate contracts	$100,324	2,030,721	$8,969	2,140,014
Liabilities:
Credit contracts	—	(110,298)	(6,320)	(116,618)
Interest rate contracts	(107,343)	(2,568,084)	(27,156)	(2,702,583)

Total	$(7,019)	$(643,344)	$(24,507)	$(674,870)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures and foreign currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (concluded)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total

Asset/Liabilities:
Balance as of
December 31, 2009	$364,712	—	$427,850	$792,562
Accrued discounts/
premiums	—	—	—	—
Net realized gain (loss)	(41)	—	2,096	2,055
Net change in unrealized
appreciation/
depreciation[2]	34,755	—	2,150	36,905
Purchases	359,612	$250,000	—	609,612
Sales	(81,892)	—	(432,096)	(513,988)
Transfers in3	—	—	402,040	402,040
Transfers out[3]	(317,534)	—	—	(317,534)

Balance, as of
December 31, 2010	$359,612	$250,000	$402,040	$1,011,652

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $0.

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Credit Contracts	Interest Rate Contracts	Interest Rate Contracts	Total

	Liabilities	Assets	Liabilities

Balance, as of
December 31, 2009	—	—	$(32,347)	$(32,347)
Accrued discounts/
premiums	—	—	—	—
Net realized gain (loss)	—	—	(65,916)	(65,916)
Net change in unrealized
appreciation/
depreciation[4]	—	—	32,347	32,347
Purchases	—	—	—	—
Sales	—	—	65,916	65,916
Transfers in5	$(6,320)	$8,969	(27,156)	(24,507)
Transfers out[5]	—	—	—	—

Balance, as of
December 31, 2010	$(6,320)	$8,969	$(27,156)	$(24,507)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivatives still held at December 31, 2010 was $0.

[5]	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Statements of Assets and Liabilities December 31, 2010

		BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

	Assets
	Investments at value—unaffiliated[2,3]	$736,791,223	$175,506,882	$504,860,574	$248,647,964	$54,033,641	$162,237,940	$216,122,215	$186,367,829
	Investments at value—affiliated[4]	1,381,817	2,419,648	1,454,243	10,691,295	516,144	—	—	—
	Structured options at value	—	—	215,888	—	—	—	—	—
	Unrealized appreciation on swaps	218,224	—	30,146	241,446	—	—	—	136,192
	Unrealized appreciation on foreign currency exchange contracts	11,848	—	609,210	—	—	—	—	4,317
	Cash	37,022	—	—	—	4,332	—	17,673	2,701,487
	Foreign currency at value[5]	93,012	—	493,837	—	453	—	—	73,102
	TBA sales commitments receivable	145,080,379	—	—	124,391,836	—	—	—	66,402,422
	Investments sold receivable	36,966,930	140,526	7,311	20,376,960	177,659	—	—	20,299,877
	Interest receivable	1,880,356	—	1,365,922	803,308	874,294	—	148,593	934,950
	Swap premiums paid	269,701	—	—	104,130	—	—	—	84,837
	Dividends receivable	242,525	71,330	382,608	—	1,057	123,423	—	—
	Swaps receivable	65,448	—	552	40,131	—	—	—	17,589
	Principal paydowns receivable	17,171	—	—	—	185	—	—	26,718
	Capital shares sold receivable	10,408	1,214	2,055,261	3,057	—	—	4,867	2,738
	Securities lending income receivable—affiliated	—	358	—	—	—	—	—	—
	Dividends receivable—affiliated	—	—	1,147	—	—	—	—	—
	Prepaid expenses	14,034	4,337	6,853	3,027	1,359	47,974	5,520	2,338
	Other assets	145,180	—	—	313,577	—	—	—	5,910

	Total assets	923,225,278	178,144,295	511,483,552	405,616,731	55,609,124	162,409,337	216,298,868	277,060,306

	Liabilities:
	TBA sale commitments at value[6]	144,751,304	—	—	124,180,554	—	—	—	66,243,570
	Reverse repurchase agreements	49,004,237	—	—	927,500	1,184,173	—	—	24,750,691
	Options written at value[7]	5,233,358	—	544,017	—	—	—	—	2,105,510
	Collateral on securities loaned at value	—	1,292,500	—	—	—	—	—	—
	Unrealized depreciation on unfunded loan commitments	—	—	—	—	1,289	—	—	—
	Unrealized depreciation on foreign currency exchange contracts	—	—	73,993	—	—	—	—	—
	Structured options at value	—	—	21,152	—	—	—	—	—
	Unrealized depreciation on swaps	518,065	—	—	203,014	—	—	—	606,348
	Bank overdraft	—	—	—	—	—	70,272	—	—
	Investments purchased payable	191,197,096	308,742	13,812,659	164,376,027	791,375	—	—	93,674,008
	Swap premiums received	500,561	—	—	70,050	—	—	—	272,194
	Investment advisory fees payable	156,826	51,839	132,515	34,199	12,861	47,749	69,030	19,772
	Swaps payable	120,034	—	—	59,222	—	—	—	59,157
	Margin variation payable	108,110	—	18,603	17,398	—	—	—	52,497
	Interest expense payable	4,999	—	—	93	217	—	—	1,783
	Other affiliates payable	2,722	708	1,427	741	249	705	1,155	573
	Capital shares redeemed payable	1,299	5,707	36,261	5,525	5,923	23,235	280,388	35,850
	Officer’s and Directors’ fees payable	645	332	456	314	250	333	414	284
	Deferred foreign capital gain tax payable	—	—	9,747	—	—	—	—	—
	Income dividends payable	—	—	—	271,846	361,475	—	—	307,875
	Other accrued expenses payable	101,104	33,930	105,070	51,020	29,778	68,991	37,774	45,637
	Other liabilities payable	45,242	—	—	—	—	—	—	—

	Total liabilities	391,745,602	1,693,758	14,755,900	290,197,503	2,387,590	211,285	388,761	188,175,749

	Net Assets	$531,479,676	$176,450,537	$496,727,652	$115,419,228	$53,221,534	$162,198,052	$215,910,107	$88,884,557

	Net Assets Consist of
	Paid-in capital	$570,383,056	$196,952,960	$463,233,402	$115,099,404	$68,758,783	$188,215,850	$215,909,742	$95,812,186
	Undistributed (distributions in excess of) net investment income	670,064	—	(2,030,346)	661,490	2,730	12,371	—	353,152
	Undistributed (accumulated) net realized gain (loss)	(84,006,617)	(66,731,554)	(8,054,498)	(1,707,380)	(17,496,509)	(48,437,908)	365	(6,011,048)
	Net unrealized appreciation/depreciation	44,433,173	46,229,131	43,579,094	1,365,714	1,956,530	22,407,739	—	(1,269,733)

	Net Assets	$531,479,676	$176,450,537	$496,727,652	$115,419,228	$53,221,534	$162,198,052	$215,910,107	$88,884,557

	Shares outstanding, $0.10 par value[8]	37,728,717	6,365,168	31,869,164	10,251,467	9,993,394	8,807,163	215,909,742	7,954,527

	Net asset value, offering and redemption price per share	$14.09	$27.72	$15.59	$11.26	$5.33	$18.42	$1.00	$11.17

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Investments at cost—unaffiliated	$692,065,285	$129,282,742	$462,223,059	$247,734,950	$52,075,837	$139,830,201	$216,122,215	$187,296,521

[3]	Securities loaned at value	—	$1,247,380	—	—	—	—	—	—

[4]	Investments at cost—affiliated	$1,381,817	$2,419,648	$980,607	$10,691,295	$516,144	—	—	—

[5]	Foreign currency at cost	$84,440	—	$480,617	$—	$438	—	—	$74,896

[6]	Proceeds from TBA sale commitments	$145,080,379	—	—	$124,391,836	—	—	—	$66,402,422

[7]	Premiums received	$4,871,531	—	$347,932	—	—	—	—	$2,074,302

[8]	Authorized shares	300 million	100 million	100 million	100 million	100 million	100 million	2 billion	100 million

See Notes to Financial Statements.

76 & 77

BlackRock Series Fund, Inc.
Statements of Operations Year Ended December 31, 2010

		BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

	Investment Income
	Interest	$9,872,309	—	$4,285,041	$5,255,264	$4,104,480	—	$861,147	$4,612,009
	Dividends—unaffiliated	5,651,625	$1,481,085	4,237,830	—	40,391	$2,719,762	—	—
	Foreign taxes withheld	—	(1,320)	(174,051)	—	—	—	—	—
	Securities lending—affiliated	6,085	9,469	465	—	—	3,588	—	—
	Dividends—affiliated	4,327	2,238	21,289	11,796	1,648	127	—	—
	Facility and other fees	—	—	—	—	16,818	—	—	—

	Total income	15,534,346	1,491,472	8,370,574	5,267,060	4,163,337	2,723,477	861,147	4,612,009

	Expenses
	Investment advisory	1,870,422	549,999	1,115,497	431,519	175,797	557,536	855,992	321,765
	Accounting services	147,862	44,393	87,929	38,497	18,407	45,661	72,711	30,260
	Custodian	86,546	18,812	144,705	66,907	17,635	13,365	14,499	44,389
	Professional	72,317	49,231	59,473	52,804	45,618	39,467	46,124	42,953
	Pricing	55,078	982	41,157	14,849	33,960	1,084	1,681	54,636
	Printing	41,598	11,285	22,045	9,153	3,777	11,794	19,133	6,961
	Officer and Directors	30,479	21,776	25,228	21,104	19,520	22,065	23,279	20,409
	Transfer agent	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
	Registration	1,200	1,200	1,200	1,200	1,200	1,235	1,200	1,200
	Miscellaneous	25,900	13,059	19,112	12,959	12,415	13,945	15,728	12,775

	Total expenses excluding dividend and interest expense	2,336,402	715,737	1,521,346	653,992	333,329	711,152	1,055,347	540,348
	Dividend expense	—	—	3,158	—	—	—	—	—
	Interest expense	367,375	—	2,118	100,302	1,436	—	—	118,554

	Total expenses	2,703,777	715,737	1,526,622	754,294	334,765	711,152	1,055,347	658,902
	Less fees waived by advisor	(1,437)	(887)	(68)	(46,736)	(84,639)	(54)	(200,147)	(83,879)

	Total expenses after fees waived	2,702,340	714,850	1,526,554	707,558	250,126	711,098	855,200	575,023

	Net investment income	12,832,006	776,622	6,844,020	4,559,502	3,913,211	2,012,379	5,947	4,036,986

	Realized and Unrealized Gain (Loss)
	Net realized gain (loss) from:
	Investments—unaffiliated	34,726,614	13,814,181	8,863,383	5,258,519	1,608,157	9,111,381	1,841	2,363,661
	Investments—affiliated	—	—	41,407	—	—	—	—	—
	Financial futures contracts	(1,066,291)	—	(692,732)	53,123	—	—	—	(954,057)
	Foreign currency transactions	422,985	—	(1,812,801)	2	—	—	—	151,035
	Options written and structured options	2,676,640	—	317,888	7,360	—	—	—	1,092,835
	Swaps	(1,348,451)	—	(252,914)	(931,210)	1,175	—	—	(345,865)
	Short sales	—	—	(246,395)	—	—	—	—	—
	Borrowed Bonds	(268,418)	—	—	(191,270)	—	—	—	(258,168)

		35,143,079	13,814,181	6,217,836	4,196,524	1,609,332	9,111,381	1,841	2,049,441

	Net change in unrealized appreciation/depreciation on:
	Investments	377,748	14,717,502	19,569,899 [2]	1,345,160	1,892,577	3,927,239	—	2,298,469
	Financial futures contracts	(842,829)	—	(174,461)	(342,096)	—	—	—	(485,470)
	Foreign currency transactions	(164,291)	1,995	708,428	—	15	—	—	(53,170)
	Options written and structured options	(1,210,273)	—	(99,885)	—	—	—	—	129,815
	Unfunded corporate loans	—	—	—	—	8,379	—	—	—
	Swaps	1,115,359	—	45,904	745,937	—	—	—	(411,615)
	Shorts sales	—	—	128,586	—	—	—	—	—
	Borrowed bonds	(173,900)	—	—	(88,571)	—	—	—	(71,965)

		(898,186)	14,719,497	20,178,471	1,660,430	1,900,971	3,927,239	—	1,406,064

	Total realized and unrealized gain	34,244,893	28,533,678	26,396,307	5,856,954	3,510,303	13,038,620	1,841	3,455,505

	Net Increase in Net Assets Resulting from Operations	$47,076,899	$29,310,300	$33,240,327	$10,416,456	$7,423,514	$15,050,999	$7,788	$7,492,491

[1]	Consolidated Statement of Operations.
[2]	Net of $34,831 deferred foreign capital gain credit.

See Notes to Financial Statements.

78 & 79

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets

		BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio

		Year Ended December 31,		Year Ended December 31,

	Increase (Decrease) in Net Assets:	2010	2009	2010	2009

	Operations
	Net investment income	$12,832,006	$14,602,119	$776,622	$986,312
	Net realized gain	35,143,079	3,103,864	13,814,181	4,547
	Net change in unrealized appreciation/depreciation	(898,186)	71,216,120	14,719,497	43,806,229

	Net increase in net assets resulting from operations	47,076,899	88,922,103	29,310,300	44,797,088

	Dividends to Shareholders From
	Net investment income	(12,758,496)	(14,774,006)	(806,311)	(991,986)

	Capital Share Transactions
	Net decrease in net assets derived from capital
	share transactions	(52,806,525)	(48,878,725)	(10,686,234)	(13,125,175)

	Net Assets
	Total increase (decrease) in net assets	(18,488,122)	25,269,372	17,817,755	30,679,927
	Beginning of year	549,967,798	524,698,426	158,632,782	127,952,855

	End of year	$531,479,676	$549,967,798	$176,450,537	$158,632,782

	Undistributed (distributions in excess of) net
	investment income	$670,064	$583,965	—	$26,307

		BlackRock		BlackRock
		Global Allocation		Government Income
		Portfolio[1]		Portfolio

		Year Ended December 31,		Year Ended December 31,

	Increase (Decrease) in Net Assets:	2010	2009	2010	2009

	Operations
	Net investment income	$6,844,020	$6,961,356	$4,559,502	$5,276,994
	Net realized gain (loss)	6,217,836	(12,397,611)	4,196,524	(3,026,449)
	Net change in unrealized appreciation/depreciation	20,178,471	59,407,299	1,660,430	(4,645,998)

	Net increase (decrease) in net assets resulting
	from operations	33,240,327	53,971,044	10,416,456	(2,395,453)

	Dividends and Distributions to Shareholders From
	Net investment income	(6,300,006)	(5,675,855)	(4,707,773)	(6,338,931)
	Net realized gain	—	—	(2,647,438)	(325,430)
	Tax return of capital	—	(1,297,925)	—	—

	Decrease in net assets resulting from dividends
	and distributions to shareholders	(6,300,006)	(6,973,780)	(7,355,211)	(6,664,361)

	Capital Share Transactions
	Net increase (decrease) in net assets derived from
	capital share transactions	171,595,067	(5,396,226)	(12,138,260)	(14,321,625)

	Net Assets
	Total increase (decrease) in net assets	198,535,388	41,601,038	(9,077,015)	(23,381,439)
	Beginning of year	298,192,264	256,591,226	124,496,243	147,877,682

	End of year	$496,727,652	$298,192,264	$115,419,228	$124,496,243

	Undistributed (distributions in excess of) net
	investment income	$(2,030,346)	$(2,450,756)	$661,490	$591,897

[1]	Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (continued)

	BlackRock High Income Portfolio		BlackRock Large Cap Core Portfolio

	Year Ended December 31,		Year Ended December 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations
Net investment income	$3,913,211	$4,015,763	$2,012,379	$2,356,591
Net realized gain (loss)	1,609,332	(2,201,250)	9,111,381	(17,618,353)
Net change in unrealized appreciation/depreciation	1,900,971	15,441,688	3,927,239	47,046,339

Net increase in net assets resulting from operations	7,423,514	17,256,201	15,050,999	31,784,577

Dividends to Shareholders From
Net investment income	(3,900,828)	(4,001,351)	(2,356,592)	(2,440,199)

Capital Share Transactions
Net increase (decrease) in net assets derived from
capital share transactions	(404,578)	5,790,862	(18,062,356)	(20,864,675)

Net Assets
Total increase (decrease) in net assets	3,118,108	19,045,712	(5,367,949)	8,479,703
Beginning of year	50,103,426	31,057,714	167,566,001	159,086,298

End of year	$53,221,534	$50,103,426	$162,198,052	$167,566,001

Undistributed (distributions in excess of) net
investment income	$2,730	$(48,699)	$12,371	$356,584

	BlackRock Money Market Portfolio		BlackRock Total Return Portfolio

	Year Ended December 31,		Year Ended December 31,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations
Net investment income	$5,947	$919,366	$4,036,986	$4,937,782
Net realized gain (loss)	1,841	13,170	2,049,441	(5,955,505)
Net change in unrealized appreciation/depreciation	—	—	1,406,064	13,332,780

Net increase in net assets resulting from operations	7,788	932,536	7,492,491	12,315,057

Dividends and Distributions to Shareholders From
Net investment income	(5,947)	(941,891)	(4,301,385)	(5,179,334)
Net realized gain	(12,821)	(1,825)	—	—

Decrease in net assets resulting from dividends
and distributions to shareholders	(18,768)	(943,716)	(4,301,385)	(5,179,334)

Capital Share Transactions
Net decrease in net assets derived from capital
share transactions	(47,662,940)	(49,193,218)	(5,861,922)	(21,688,607)

Net Assets
Total decrease in net assets	(47,673,920)	(49,204,398)	(2,670,816)	(14,552,884)
Beginning of year	263,584,027	312,788,425	91,555,373	106,108,257

End of year	$215,910,107	$263,584,027	$88,884,557	$91,555,373

Undistributed net investment income	—	—	$353,152	$397,346

BlackRock Series Fund, Inc.
Statement of Cash Flows

BlackRock Total Return Portfolio

Year Ended December 31, 2010

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$7,492,491
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	83,991
Decrease in swaps receivable	166,385
Increase in other assets	(1,313)
Decrease in margin variation receivable	71,777
Decrease in prepaid expenses	27,285
Decrease in investment advisory fees payable	(1,415)
Decrease in interest expense payable	(2,731)
Decrease in other affiliates payable	(743)
Increase in other accrued expenses payable	2,947
Increase in margin variation payable	52,497
Decrease in swaps payable	(5,196)
Decrease in other liabilities	(31,530)
Increase in Officer’s and Directors’ fees payable	45
Net periodic and termination payments of swaps	(223,353)
Net realized and unrealized gain	(4,323,696)
Amortization of premium and accretion of discount on investments	235,394
Premiums received from options written	2,684,649
Proceeds from sales and paydowns of long-term investments	1,648,425,359
Purchases of long-term investments	(1,645,727,004)
Net proceeds from sales of short-term securities	2,528,419
Premiums paid on closing options written	(1,573,223)

Cash provided by operating activities	9,881,035

Cash Used for Financing Activities
Proceeds from issuance of Common Shares	7,256,011
Cash payments on Common Shares	(17,513,934)
Cash receipts from borrowings	589,676,389
Cash payments on borrowings	(588,090,444)

Cash used for financing activities	(8,671,978)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(1,781)

Cash and Foreign Currency
Net increase in cash and foreign currency	1,207,276
Cash and foreign currency at beginning of year	1,567,313

Cash and foreign currency at end of year	$2,774,589

Cash Flow Information
Cash paid for interest	$121,285

Noncash Financing Activities
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$4,420,435

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights

	BlackRock Balanced Capital Portfolio

		Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of year	$13.20	$11.43	$16.25	$15.83	$14.24

Net investment income[1]	0.33	0.34	0.43	0.44	0.40
Net realized and unrealized gain (loss)	0.90	1.79	(4.80)	0.45	1.61

Net increase (decrease) from investment operations	1.23	2.13	(4.37)	0.89	2.01

Dividends from net investment income	(0.34)	(0.36)	(0.45)	(0.47)	(0.42)

Net asset value, end of year	$14.09	$13.20	$11.43	$16.25	$15.83

Total Investment Return[2]
Based on net asset value	9.37%	18.64%	(26.84)%	5.64%	14.09%

Ratios to Average Net Assets
Total expenses	0.51%	0.46%	0.50%	0.41%	0.42%

Total expenses after fees waived	0.51%	0.46%	0.50%	0.41%	0.42%

Total expenses after fees waived and excluding interest expense	0.44%	0.45%	0.42%	0.41%	0.42%

Net investment income	2.42%	2.84%	2.99%	2.63%	2.69%

Supplemental Data
Net assets, end of year (000)	$531,480	$549,968	$524,698	$809,360	$862,210

Portfolio turnover	705%[3]	461%[4]	383%[5]	451%	113%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 548%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 335%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 283%.

		BlackRock Capital Appreciation Portfolio

		Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of year	$23.20	$16.99	$28.05	$23.55	$22.69

Net investment income[1]	0.12	0.14	0.17	0.17	0.21
Net realized and unrealized gain (loss)	4.53	6.22	(11.06)	4.50	0.88

Net increase (decrease) from investment operations	4.65	6.36	(10.89)	4.67	1.09

Dividends from net investment income	(0.13)	(0.15)	(0.17)	(0.17)	(0.23)

Net asset value, end of year	$27.72	$23.20	$16.99	$28.05	$23.55

Total Investment Return[2]
Based on net asset value	20.04%	37.40%	(38.81)%	19.83%	4.78%

Ratios to Average Net Assets
Total expenses	0.46%	0.49%	0.44%	0.43%	0.43%

Total expenses after fees waived	0.46%	0.49%	0.44%	0.43%	0.43%

Net investment income	0.50%	0.72%	0.71%	0.66%	0.90%

Supplemental Data
Net assets, end of year (000)	$176,451	$158,633	$127,953	$233,779	$228,741

Portfolio turnover	74%	81%	116%	81%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock Global Allocation Portfolio

	Year Ended December 31,

	2010[1]	2009[1]	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of year	$14.32	$11.97	$17.95	$17.03	$16.35

Net investment income[2]	0.31	0.34	0.38	0.40	0.43
Net realized and unrealized gain (loss)	1.17	2.35	(4.14)	2.65	2.32

Net increase (decrease) from investment operations	1.48	2.69	(3.76)	3.05	2.75

Dividends and distributions from:
Net investment income	(0.21)	(0.28)	(1.00)	(0.65)	(0.53)
Net realized gain	—	—	(1.22)	(1.48)	(1.54)
Tax return of capital	—	(0.06)	—	—	—

Total dividends and distributions	(0.21)	(0.34)	(2.22)	(2.13)	(2.07)

Net asset value, end of year	$15.59	$14.32	$11.97	$17.95	$17.03

Total Investment Return[3]
Based on net asset value	10.31%	22.59%	(20.75)%	17.96%	16.89%[4]

Ratios to Average Net Assets
Total expenses	0.48%	0.53%	0.60%	0.51%	0.50%

Total expenses after fees waived	0.48%	0.51%	0.55%	0.51%	0.49%

Total expenses after fees waived and excluding dividend
and interest expense	0.48%	0.50%	0.50%	0.51%	0.49%

Net investment income	2.16%	2.63%	2.31%	2.21%	2.47%

Supplemental Data
Net assets, end of year (000)	$496,728	$298,192	$256,591	$338,642	$305,221

Portfolio turnover	40%	39%	53%	40%	102%

[1]	Consolidated financial highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	The previous investment advisor reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.

	BlackRock Government Income Portfolio

	Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of year	$11.02	$11.75	$11.15	$11.20	$11.27

Net investment income[1]	0.42	0.43	0.39	0.54	0.51
Net realized and unrealized gain (loss)	0.52	(0.62)	0.49	(0.04)	(0.06)

Net increase (decrease) from investment operations	0.94	(0.19)	0.88	0.50	0.45

Dividends and distributions from:
Net investment income	(0.44)	(0.51)	(0.28)	(0.55)	(0.52)
Net realized gain	(0.26)	(0.03)	—	—	—

Total dividends and distributions	(0.70)	(0.54)	(0.28)	(0.55)	(0.52)

Net asset value, end of year	$11.26	$11.02	$11.75	$11.15	$11.20

Total Investment Return[2]
Based on net asset value	8.67%	(1.61)%	8.01%	4.66%	4.10%

Ratios to Average Net Assets
Total expenses	0.62%	0.53%	0.67%	0.51%	0.44%

Total expenses after fees waived	0.58%	0.51%	0.67%	0.50%	0.44%

Total expenses after fees waived and excluding interest expense	0.50%	0.49%	0.48%	0.48%	0.44%

Net investment income	3.72%	3.76%	3.47%	4.93%	4.60%

Supplemental Data
Net assets, end of year (000)	$115,419	$124,496	$147,878	$154,590	$168,566

Portfolio turnover	3,218%[3]	2,598%[4]	6,059%[5]	2,313%	425%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 2,373%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,947%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 5,555%.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock High Income Portfolio

	Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of year	$4.96	$3.56	$5.47	$5.76	$5.70

Net investment income[1]	0.40	0.43	0.43	0.45	0.43
Net realized and unrealized gain (loss)	0.37	1.39	(1.91)	(0.29)	0.06

Net increase (decrease) from investment operations	0.77	1.82	(1.48)	0.16	0.49

Dividends from net investment income	(0.40)	(0.42)	(0.43)	(0.45)	(0.43)

Net asset value, end of year	$5.33	$4.96	$3.56	$5.47	$5.76

Total Investment Return[2]
Based on net asset value	16.20%	53.68%	(28.61)%	2.75%	8.98%

Ratios to Average Net Assets
Total expenses	0.67%	0.73%	0.66%	0.56%	0.53%

Total expenses after fees waived	0.50%	0.49%	0.50%	0.50%	0.50%

Total expenses after fees waived and excluding interest expense	0.50%	0.49%	0.50%	0.50%	0.50%

Net investment income	7.84%	9.91%	8.83%	7.84%	7.57%

Supplemental Data
Net assets, end of year (000)	$53,222	$50,103	$31,058	$50,823	$58,007

Portfolio turnover	121%	107%	53%	55%	66%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

	BlackRock Large Cap Core Portfolio

	Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of year	$16.98	$14.02	$23.58	$25.18	$23.96

Net investment income[1]	0.22	0.23	0.24	0.28	0.25
Net realized and unrealized gain (loss)	1.49	2.98	(9.21)	1.83	3.36

Net increase (decrease) from investment operations	1.71	3.21	(8.97)	2.11	3.61

Dividends and distributions from:
Net investment income	(0.27)	(0.25)	(0.23)	(0.29)	(0.26)
Net realized gain	—	—	(0.36)	(3.42)	(2.13)

Total dividends and distributions	(0.27)	(0.25)	(0.59)	(3.71)	(2.39)

Net asset value, end of year	$18.42	$16.98	$14.02	$23.58	$25.18

Total Investment Return[2]
Based on net asset value	10.09%	22.90%	(37.95)%	8.29%	15.06%

Ratios to Average Net Assets
Total expenses	0.45%	0.47%	0.45%	0.43%	0.43%

Total expenses after fees waived	0.45%	0.47%	0.44%	0.43%	0.43%

Net investment income	1.27%	1.54%	1.22%	1.05%	0.99%

Supplemental Data
Net assets, end of year (000)	$162,198	$167,566	$159,086	$311,244	$320,187

Portfolio turnover	143%	150%	104%	74%	64%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

BlackRock Series Fund, Inc.
Financial Highlights (concluded)

		BlackRock Money Market Portfolio

		Year Ended December 31,

		2010	2009	2008	2007	2006

	Per Share Operating Performance
	Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

	Net investment income	—	0.0030	0.0278	0.0492	0.0460
	Net realized and unrealized gain (loss)	—	0.0000	0.0000	0.0002	0.0003

	Net increase from investment operations	—	0.0030	0.0278	0.0494	0.0463

	Dividends and distributions from:
	Net investment income	—	(0.0031)	(0.0278)	(0.0492)	(0.0460)
	Net realized gain	(0.0001)	(0.0000)	—	—	—

	Total dividends and distributions	(0.0001)	(0.0031)	(0.0278)	(0.0492)	(0.0460)

	Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

	Total Investment Return[1]
	Based on net asset value	0.01%	0.32%	2.83%	5.03%	4.66%

	Ratios to Average Net Assets
	Total expenses	0.43%	0.48%	0.43%	0.41%	0.41%

	Total expenses after fees waived	0.35%	0.45%	0.43%	0.41%	0.41%

	Net investment income	0.00%	0.32%	2.77%	4.92%	4.62%

	Supplemental Data
	Net assets, end of year (000)	$215,910	$263,584	$312,788	$301,754	$303,180

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

		BlackRock Total Return Portfolio

		Year Ended December 31,

		2010	2009	2008	2007	2006

	Per Share Operating Performance
	Net asset value, beginning of year	$10.79	$9.94	$11.37	$11.41	$11.45

	Net investment income[1]	0.49	0.55	0.54	0.55	0.52
	Net realized and unrealized gain (loss)	0.41	0.88	(1.42)	(0.05)	(0.05)

	Net increase (decrease) from investment operations	0.90	1.43	(0.88)	0.50	0.47

	Dividends and distributions from:
	Net investment income	(0.52)	(0.58)	(0.55)	(0.54)	(0.51)
	Tax return of capital	—	—	—	—	(0.00)[2]

	Total dividends and distributions	(0.52)	(0.58)	(0.55)	(0.54)	(0.51)

	Net asset value, end of year	$11.17	$10.79	$9.94	$11.37	$11.41

	Total Investment Return[3]
	Based on net asset value	8.51%	14.81%	(7.77)%	4.47%	4.37%

	Ratios to Average Net Assets
	Total expenses	0.72%	0.62%	0.57%	0.49%	0.52%

	Total expenses after fees waived	0.63%	0.52%	0.54%	0.49%	0.50%

	Total expenses after fees waived and excluding interest expense	0.50%	0.50%	0.50%	0.49%	0.50%

	Net investment income	4.42%	5.35%	5.03%	4.88%	4.65%

	Supplemental Data
	Net assets, end of year (000)	$88,885	$91,555	$106,108	$112,058	$116,151

	Portfolio turnover	1,353%[4]	847%[5]	871%[6]	281%	312%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 1,009%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 568%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 607%.

BlackRock Series Fund, Inc.
Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Portfolios” or individually as a “Portfolio”). The Fund is organized as a Maryland corporation. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The following is a summary of significant accounting policies followed by the Portfolios:

Basis of Consolidation: The accompanying consolidated financial statements for BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Portfolio, which primarily invests in commodity-related instruments. The Subsidiary allows the Portfolio to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements.The Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated.

Valuation: The Portfolios’ fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security.

The BlackRock Money Market Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio (formerly BlackRock Fundamental Growth Portfolio), BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, and BlackRock Total Return Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Certain Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Asset-Backed and Mortgaged-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Zero-Coupon Bonds: Certain Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Portfolios may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stocks: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Portfolios may invest in floating rate loan interests. The floating rate loan interests the Portfolios hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

When a Portfolio buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Portfolios earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Portfolios upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolios’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Borrowed Bond Agreements: Certain Portfolios may enter into borrowed bond agreements. In a borrowed bond agreement, the Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Portfolio, respectively, at a mutually agreed upon rate and date. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Portfolio may also experience delays in gaining access to the collateral.

Short Sales: Certain Portfolios may enter into short sale transactions in which the Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operations. The Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Portfolio may receive interest on its cash collateral deposited with the broker-dealer. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

TBA Commitments: Certain Portfolios may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Portfolios’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, the Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Portfolio received cash from the sale of the Treasury security to use for other investment purposes. For GAAP purposes, a treasury roll is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and the repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transactions if the income earned on the investment purchased with the cash received in the the treasury roll transaction exceeds interest expense incurred by the Portfolio. If the interest expense exceeds the the income earned, the Portfolio’s net investment income and dividends to shareholders by be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to repurchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Certain Portfolios may invest in repurchase agreements. In a repurchase agreement, the Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolios’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps, short sales, options structured options and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the Portfolios will,

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends from net investment income are declared and paid at least annually. For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, dividends from net investment income are declared daily and paid monthly. For each Portfolio, distributions of realized gain, if any, on investments are paid at least annually and recorded on ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Certain Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolios earn dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to each Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk ( commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolios bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolios may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Portfolio and each of its respective counterparties. The ISDA Master Agreement allows each Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or the Portfolios fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the currency backing some of the investments held by the Portfolios. The contract is marked-to-market daily and the change in market value is

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

recorded by the Portfolios as an unrealized gain or loss. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolios write a call option, such option is “covered,” meaning that the Portfolios hold the underlying instrument subject to being called by the option counterparty. When the Portfolios write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Portfolios also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

In purchasing and writing options, the Portfolios bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolios purchasing or selling a security at a price different from the current market value.

Certain Portfolios invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Portfolios will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: Certain Portfolios enter into swap agreements, in which the Portfolios and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the Statements of Operations

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

  Credit default swaps—Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Portfolios will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Portfolios will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

  Total return swaps — Certain Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolios will receive a payment from or make a payment to the counterparty.

  Interest rate swaps — Certain Portfolios enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of December 31, 2010

	Asset Derivatives

		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

	Statement of Assets and Liabilities Location
		Value

Interest rate contracts	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at value—
	unaffiliated**	$4,223,978	$4,970	$303,792	$2,140,014

Foreign currency exchange contracts	Unrealized appreciation
	on foreign currency
	exchange contracts	11,848	609,210	—	4,317

Equity contracts	Net unrealized appreciation/
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at value—
	unaffiliated**; Structured
	options at value	—	405,153	—	—

Total		$4,235,826	$1,019,333	$303,792	$2,144,331

	Liability Derivatives

		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

	Statements of Assets
	and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps;
	Options written at value	$5,776,629	—	$342,443	$2,702,583

Foreign currency exchange contracts	Unrealized depreciation
	on foreign currency
	exchange contracts	—	$73,993	—	—

Credit contracts	Unrealized depreciation
	on swaps	243,684	—	—	116,618

Equity contracts	Net unrealized appreciation/
	depreciation*; Unrealized
	depreciation on swaps;
	Options written at value;
	Structured options at value	—	707,925	—	—

Total		$6,020,313	$781,918	$342,443	$2,819,201

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations
Year Ended December 31, 2010

	Net Realized Gain (Loss) From

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Total Return Portfolio

Interest rate contracts:
Financial futures contracts	$(1,066,291)	—	$53,123	—	$(954,057)
Swaps	(168,110)	—	(1,122,763)	—	283,444
Options***	1,897,358	$6,818	(422,178)	—	766,255
Foreign currency transactions:
Foreign currency exchange contracts	479,744	(1,875,520)	—	—	156,951
Options***	—	—	—	—
Credit contracts:
Swaps	(1,516,764)	—	—	$1,175	(771,139)
Options***	26,827	—	—	—	11,358
Equity contracts:
Financial futures contracts	—	(692,732)	—	—	—
Swaps	—	(252,914)	—	—	—
Options***	—	199,756	—	—	—
Other contracts:
Swaps	336,423	—	191,553	—	141,830

Total	$(10,813)	$(2,614,592)	$(1,300,265)	$1,175	$(365,358)

		Net Change in Unrealized Appreciation/Depreciation on

		BlackRock	BlackRock	BlackRock	BlackRock
		Balanced Capital	Global Allocation	Government Income	Total Return
		Portfolio	Portfolio	Portfolio	Portfolio

Interest rate contracts:
Financial futures contracts		$(842,829)	—	$(342,096)	$(485,470)
Swaps		326,849	$4,970	745,937	(845,452)
Options***		(1,612,737)		110,695	(98,480)
Foreign currency transactions:
Foreign currency exchange contracts		(173,486)	711,611	—	(52,603)
Credit contracts:
Swaps		788,510	—	—	433,837
Equity contracts:
Financial futures contracts		—	(174,461)	—	—
Swaps		—	40,934	—	—
Options***		—	130,969	—	—

Total		$(1,513,693)	$714,023	$514,536	$(1,048,168)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

For the year ended December 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Total Return Portfolio

Financial futures contracts:
Average number of contracts purchased	167	92	147	—	61
Average number of contracts sold	381	27	479	—	213
Average notional value of contracts purchased	$22,763,506	$5,915,185	$18,955,320	—	$8,821,358
Average notional value of contracts sold	$69,777,934	$4,324,326	$94,930,013	—	$35,635,551
Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	3	30	—	—	2
Average number of contracts—US dollars sold	1	29	—	—	—
Average US dollar amounts purchased	$1,397,048	$10,790,828	—	—	$270,113
Average US dollar amounts sold	$527,713	$14,831,050	—	—	—
Options:
Average number of options contracts purchased	161	472,218	129	—	38
Average number of options contracts written	133	1,084	—	—	31
Average notional value of options
contracts purchased	$160,500	—	$316,000	—	$74,750
Average notional value of options
contracts written	$132,500	—	—	—	$54,250
Average number of swaption contracts purchased	22	—	5	—	20
Average number of swaption contracts written	34	—	—	—	30
Average notional value of swaption contracts purchased	$110,300,000	$776,926	$29,500,000	—	$46,675,000
Average notional value of swaption contracts written	$108,925,000	$3,092,322	—	—	$48,575,000
Structured options:
Average number of units	—	11,608	—	—	—
Average notional value	—	$2,758,574	—	—	—
Credit default swaps:
Average number of contracts—buy protection	24	—	—	1	23
Average number of contracts—sell protection	1	—	—	—	1
Average notional value—buy protection	$12,314,971	—	—	$74,250	$5,863,442
Average notional value—sell protection	$995,000	—	—	—	$560,000
Interest rate swaps:
Average number of contracts—pays fixed rate	26	—	27	—	31
Average number of contracts—receives fixed rate	24	—	23	—	25
Average notional value—pays fixed rate	$74,248,356	—	$68,255,367	—	$41,435,910
Average notional value—receives fixed rate	$70,531,165	—	$54,564,098	—	$39,979,983
Total return swaps:
Average number of contracts	1	4	1	—	1
Average notional value	$1,075,000	$2,382,602	$597,958	—	$450,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolios for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the eight combined Portfolio’s average daily net assets minus the sum of accrued liabilities as follows:

Portfolio of average daily value of net assets	Rate

Not exceeding $250 million	0.50%
In excess of $250 million, but not exceeding $300 million	0.45%
In excess of $300 million, but not exceeding $400 million	0.40%
In excess of $400 million, but not exceeding $800 million	0.35%
In excess of $800 million	0.30%

The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager entered into sub-advisory agreements on behalf of the Fund with BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”), BlackRock International Limited (“BIL”) and BlackRock Institutional Management Corporation, Inc. (“BIMC”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisor

BlackRock Balanced Capital Portfolio	BIM and BFM
BlackRock Capital Appreciation Portfolio	BIM
BlackRock Global Allocation Portfolio	BIM and BIL
BlackRock Government Income Portfolio	BFM
BlackRock High Income Portfolio	BFM
BlackRock Large Cap Core Portfolio	BIM
BlackRock Money Market Portfolio	BIMC
BlackRock Total Return Portfolio	BFM

Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee paid by each Portfolio to the Manager.

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Portfolio expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2011 unless approved by the Board, including a majority of the non-interested Directors.

The current expense limitations as a percentage of net assets are as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Capital Appreciation Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock Government Income Portfolio	0.50%
BlackRock High Income Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%
BlackRock Total Return Portfolio	0.50%

The following Portfolios had waivers that are included in fees waived by advisor in the Statements of Operations.

For year ended ended December 31, 2010, the amounts were as follows:

	Fees Earned	Fees Waived

BlackRock Government Income Portfolio	$431,519	$41,882
BlackRock High Income Portfolio	$175,797	$83,888
BlackRock Total Return Portfolio	$321,765	$83,879

The Manager voluntarily agreed to waive management fees and reimburse operating expenses to enable the BlackRock Money Market Portfolio to maintain a minimum daily net investment income dividend. These amounts are reported in the Statements of Operations as fees waived by advisor. The Manager may discontinue the waiver or reimbursement at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Portfolios pay to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through certain Portfolios’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2010, the amounts waived were as follows:

Fees Waived by Manager

BlackRock Balanced Capital Portfolio	$1,437
BlackRock Capital Appreciation Portfolio	$887
BlackRock Global Allocation Portfolio	$68
BlackRock Government Income Portfolio	$4,854
BlackRock High Income Portfolio	$751
BlackRock Large Cap Core Portfolio	$54

For the year ended December 31, 2010, each Portfolio reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	$11,004
BlackRock Capital Appreciation Portfolio	$2,845
BlackRock Global Allocation Portfolio	$5,635
BlackRock Government Income Portfolio	$3,124
BlackRock High Income Portfolio	$972
BlackRock Large Cap Core Portfolio	$2,915
BlackRock Money Market Portfolio	$4,627
BlackRock Total Return Portfolio	$2,321

The Fund on behalf of the Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Portfolios on such investments is shown as securities lending—affiliated in the Statements of Operations. For the year ended December 31, 2010, BIM received securities lending agent fees related to securities lending agent fees as follows:

BlackRock Balanced Capital Portfolio	$1,517
BlackRock Capital Appreciation Portfolio	$2,343
BlackRock Global Allocation Portfolio	$116
BlackRock Large Cap Core Portfolio	$870

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 per Portfolio in transfer agency fees for the period January 1, 2010 to June 30, 2010 which are included as a component of transfer agent in the Statements of Operations.

Certain officers and/or directors of the Portfolios are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Portfolios’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2010, were as follows:

	Purchases	Sales

BlackRock Balanced Capital Portfolio	$3,185,900,443	$3,135,753,528
BlackRock Capital Appreciation Portfolio	$113,153,239	$124,265,134
BlackRock Global Allocation Portfolio	$193,970,693	$83,482,464
BlackRock Government Income Portfolio	$3,656,158,260	$3,680,699,698
BlackRock High Income Portfolio	$60,253,907	$59,394,953
BlackRock Large Cap Core Portfolio	$224,712,312	$242,565,996
BlackRock Total Return Portfolio	$1,238,417,948	$1,204,304,872

For the year ended December 31, 2010, purchases and sales of US government securities were as follows:

	Purchases	Sales

BlackRock Balanced Capital Portfolio	$971,742,362	$968,272,375
BlackRock Global Allocation Portfolio	$40,575,824	$30,490,864
BlackRock Government Income Portfolio	$1,141,359,146	$1,144,060,566
BlackRock High Income Portfolio	$439,805	$422,928
BlackRock Total Return Portfolio	$455,095,655	$453,354,485

For the year ended December 31, 2010, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales

BlackRock Balanced Capital Portfolio	$909,512,287	$910,274,639
BlackRock Government Income Portfolio	$1,259,294,829	$1,259,907,258
BlackRock Total Return Portfolio	$420,953,664	$421,371,100

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Transactions in options written for the year ended December 31, 2010, were as follows:

	Calls			Puts

		Swaptions Notional Amount			Swaptions Notional Amount

	Option Contracts		Premiums Received	Option Contracts		Premiums Received
BlackRock Balanced Capital Portfolio		(000)			(000)

Outstanding options, beginning of year	—	$47,500	$2,033,860	185	$90,000	$3,298,094
Options written	8,989	88,520	3,751,861	3,102	117,020	4,054,966
Options exercised	(137)	(38,600)	(1,509,264)	(4)	(6,100)	(292,920)
Options expired	(13)	(14,314)	(333,917)	(123)	(66,224)	(1,622,245)
Options closed	(8,809)	(38,606)	(1,644,416)	(3,130)	(73,096)	(2,864,488)

Outstanding options, end of year	30	$44,500	$2,298,124	30	$61,600	$2,573,407

	Calls			Puts

		Swaptions Notional Amount (000)			Swaptions
					Notional
	Option Contracts		Premiums	Option	Amount	Premiums
BlackRock Global Allocation Portfolio			Received	Contracts	(000)	Received

Outstanding options, beginning of year	833	—	$271,125	106	—	$103,887
Options written	1,611	—	335,096	1,142	—	170,457
Options exercised	(561)	—	(189,789)	—	—	—
Options expired	(513)	—	(97,618)	(125)	—	(113,847)
Options closed	(388)	—	(116,380)	(16)	—	(14,999)

Outstanding options, end of year	982	—	$202,434	1,107	—	$145,498

As of December 31, 2010 for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $6,450,760.

	Calls			Puts

		Swaptions			Swaptions
		Notional			Notional
	Option	Amount	Premiums	Option	Amount	Premiums
BlackRock Government Income Portfolio	Contracts	(000)	Received	Contracts	(000)	Received

Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	$3,100	$169,710	—	$2,000	$115,150
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options closed	—	(3,100)	(169,710)	—	(2,000)	(115,150)

Outstanding options, end of year	—	—	—	—	—	—

	Calls			Puts

		Swaptions			Swaptions
		Notional			Notional
	Option	Amount	Premiums	Option	Amount	Premiums
BlackRock Total Return Portfolio	Contracts	(000)	Received	Contracts	(000)	Received

Outstanding options, beginning of year	—	$22,300	$916,810	88	$42,400	$1,521,552
Options written	4,297	26,150	1,282,859	1,443	35,050	1,401,790
Options exercised	(41)	(14,200)	(551,291)	—	(3,500)	(156,800)
Options expired	—	(6,085)	(171,764)	(39)	(24,995)	(595,631)
Options closed	(4,256)	(9,465)	(498,963)	(1,492)	(26,255)	(1,074,260)

Outstanding options, end of year	—	$18,700	$977,651	—	$22,700	$1,096,651

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

5. Commitments:

The Portfolios may invest in floating rate loan interests. In connection with these investments, the Portfolios may also enter into unfunded loan commitments (“commitments”). Commitments may obligate the Portfolios to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolios earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. For the year ended December 31, 2010, the Portfolios had the following unfunded loan commitments:

Value of Underlying Loan
Unfunded Commitment
BlackRock High Income Portfolio

Delphi Holdings LLP	$64,451	$63,162

6. Borrowings:

The Fund, on behalf of the Portfolios (except for BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2010. The Portfolios did not borrow under the credit agreement during the year ended December 31, 2010.

For the year ended December 31, 2010 the Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

BlackRock Balanced Capital Portfolio	$56,671,845	0.65%
BlackRock Government Income Portfolio	$43,584,688	0.23%
BlackRock High Income Portfolio	$185,051	0.78%
BlackRock Total Return Portfolio	$31,142,891	0.38%

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

7. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, securities in default, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, and net paydown losses were reclassified to the following accounts:

			BlackRock Balanced Capital Portfolio	BlackRock	BlackRock Global Allocation Portfolio	BlackRock
				Capital		Government	BlackRock High Income Portfolio	BlackRock Total Return Portfolio
				Appreciation		Income Portfolio
				Portfolio

Paid-in capital			—	$(48,873,625)	$253,087	—	$(9,003,973)	—
Undistributed (distributions in excess of)
net investment income			$12,589	$3,382	$(123,604)	$217,864	$39,046	$220,205
Undistributed (accumulated) net realized gain (loss)			$(12,589)	$48,870,243	$(129,483)	$(217,864)	$8,964,927	$(220,205)

The tax character of distributions paid during the periods ended December 31, 2010 and 2009 was as follows:

	BlackRock	BlackRock
	Balanced	Capital	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Capital	Appreciation	Global Allocation	Government	High Income	Large Cap	Money Market	Total Return
	Portfolio	Portfolio	Portfolio	Income Portfolio	Portfolio	Core Portfolio	Portfolio	Portfolio

Ordinary income
12/31/2010	$12,758,496	$806,311	$6,300,006	$7,276,741	$3,900,828	$2,356,592	$18,768	$4,301,385
12/31/2009	14,774,006	991,986	5,675,855	6,664,361	4,001,351	2,440,199	942,379	5,179,334

Long-term capital gains
12/31/2010	—	—	—	78,470	—	—	—	—
12/31/2009	—	—	—	—	—	—	1,337	—

Tax return of capital
12/31/2010	—	—	—	—	—	—	—
12/31/2009	—	—	1,297,925	—	—	—	—

Total distributions
12/31/2010	$12,758,496	$806,311	$6,300,006	$7,355,211	$3,900,828	$2,356,592	$18,768	$4,301,385

12/31/2009	$14,774,006	$991,986	$6,973,780	$6,664,361	$4,001,351	$2,440,199	$943,716	$5,179,334

As of December 31, 2010, the tax components of accumulated net earnings (losses) were as follows:

	BlackRock	BlackRock
	Balanced	Capital	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Capital	Appreciation	Global Allocation	Government	High Income	Large Cap	Money Market	Total Return
	Portfolio	Portfolio	Portfolio	Income Portfolio	Portfolio	Core Portfolio	Portfolio	Portfolio

Undistributed ordinary
income	$630,710	—	—	$617,740	$85,547	$12,371	$365	$334,063
Capital loss
carryforwards	(80,558,307)	$(65,225,972)	$(6,087,952)	—	(17,486,317)	(44,996,327)	—	(4,160,952)
Net unrealized
gains (losses)*	41,024,217	44,723,549	39,582,202	(297,916)	1,863,521	18,966,158	—	(3,100,740)

Total	$(38,903,380)	$(20,502,423)	$33,494,250	$319,824	$(15,537,249)	$(26,017,798)	$365	$(6,927,629)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures,options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October currency and capital losses for tax purposes, the classification of investments, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of post-October losses on investments in passive foreign investment companies for the purposes, the recognition for tax purposes of gain/loss on the transfer of securities to a foreign corporation, and the investment in wholly owned subsidiaries.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

As of December 31, 2010, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio
				BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio

Expires December 31,

2011	—	$35,877,169	—	$9,089,143	—	—
2013	—	—	—	1,975,092	—	—
2014	—	—	—	664,870	—	—
2016	—	117,171	—	2,675,598	$10,396,760	—
2017	$80,558,307	29,231,632	$6,087,952	3,081,614	34,599,567	$4,160,952

Total	$80,558,307	$65,225,972	$6,087,952	$17,486,317	$44,996,327	$4,160,952

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statements of Assets and Liabilities, less any collateral held by the Portfolio.

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BlackRock Capital Appreciation Portfolio invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

BlackRock Global Allocation Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedules of Investments for concentrations in specific countries.

As of December 31, 2010, BlackRock Global Allocation Portfolio had the following industry classifications:

Percent of Long-Term Investments

Industry

Oil, Gas & Consumable Fuels	11%
U.S. Treasury Obligations	9
Metals & Mining	8
Foreign Agency Obligations	8
Pharmaceuticals	5
Other*	59

*	All other industries held were each less than 5% of long-term investments.

BlackRock Large Cap Core Portfolio invests a significant portion of its assets in securities in the information technology and consumer discretionary sector. Changes in

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

economic conditions affecting the information technology and consumer discretionary sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio

Year Ended December 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	109,279	$1,504,661	289,321	$7,213,332	13,081,187	$201,022,993	1,155,661	$13,071,211
Shares issued to
shareholders in
reinvestment of
dividends	911,122	12,758,496	29,332	806,311	406,714	6,300,006	669,347	7,554,214

Total issued	1,020,401	14,263,157	318,653	8,019,643	13,487,901	207,322,999	1,825,008	20,625,425
Shares redeemed	(4,941,746)	(67,069,682)	(790,786)	(18,705,877)	(2,448,817)	(35,727,932)	(2,873,814)	(32,763,685)

Net decrease	(3,921,345)	$(52,806,525)	(472,133)	$(10,686,234)	11,039,084	$171,595,067	(1,048,806)	$(12,138,260)

	BlackRock		BlackRock		BlackRock		BlackRock
	High Income Portfolio		Large Cap Core Portfolio		Money Market Portfolio		Total Return Portfolio

Year Ended
December 31, 2010	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	4,313,209	$21,759,022	174,062	$3,004,797	64,059,476	$64,059,476	647,342	$7,258,749
Shares issued to
shareholders in
reinvestment
of dividends	787,313	4,008,544	130,401	2,356,592	18,762	18,762	397,419	4,420,435

Total issued	5,100,522	25,767,566	304,463	5,361,389	64,078,238	64,078,238	1,044,761	11,679,184
Shares redeemed	(5,201,147)	(26,172,144)	(1,366,629)	(23,423,745)	(111,741,178)	(111,741,178)	(1,576,550)	(17,541,106)

Net decrease	(100,625)	$(404,578)	(1,062,166)	$(18,062,356)	(47,662,940)	$(47,662,940)	(531,789)	$(5,861,922)

	BlackRock		BlackRock		BlackRock		BlackRock
	Balanced Capital Portfolio		Capital Appreciation Portfolio		Global Allocation Portfolio		Government Income Portfolio

Year Ended
December 31, 2009	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	92,857	$1,098,446	132,396	$2,486,627	1,310,329	$17,580,296	1,910,502	$21,765,201
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	1,113,387	14,774,006	42,568	991,986	499,861	6,973,780	553,603	6,240,215

Total issued	1,206,244	15,872,452	174,964	3,478,613	1,810,190	24,554,076	2,464,105	28,005,416
Shares redeemed	(5,461,805)	(64,751,177)	(866,711)	(16,603,788)	(2,409,092)	(29,950,302)	(3,750,764)	(42,327,041)

Net decrease	(4,255,561)	$(48,878,725)	(691,747)	$(13,125,175)	(598,902)	$(5,396,226)	(1,286,659)	$(14,321,625)

	BlackRock		BlackRock		BlackRock		BlackRock
	High Income Portfolio		Large Cap Core Portfolio		Money Market Portfolio		Total Return Portfolio

Year Ended
December 31, 2009	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	3,176,728	$13,446,846	158,504	$2,378,296	53,440,858	$53,440,858	719,118	$7,544,209
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	907,508	3,755,212	145,528	2,440,199	943,716	943,716	513,733	5,179,334

Total issued	4,084,236	17,202,058	304,032	4,818,495	54,384,574	54,384,574	1,232,851	12,723,543
Shares redeemed	(2,708,627)	(11,411,196)	(1,783,094)	(25,683,170)	(103,577,792)	(103,577,792)	(3,419,833)	(34,412,150)

Net increase
(decrease)	1,375,609	$5,790,862	(1,479,062)	$(20,864,675)	(49,193,218)	$(49,193,218)	(2,186,982)	$(21,688,607)

BlackRock Series Fund, Inc.
Notes to Financial Statements (concluded)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BlackRock Series Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Series Fund, Inc. (the “Series”), comprised of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio (formerly known as BlackRock Fundamental Growth Portfolio), BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the statement of cash flows for BlackRock Total Return Portfolio for the year then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments of an additional portfolio of Series, BlackRock Global Allocation Portfolio, as of December 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years for the period ended December 31, 2010 and the financial highlights for each of the three years for the period ended December 31, 2008. These financial statements, including the consolidated financial statements, and financial highlights, including the consolidated financial highlights, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the cash flows for BlackRock Total Return Portfolio for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Portfolio as of December 31, 2010, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period ended, the consolidated financial highlights for each of the two years in the period ended December 31, 2010 and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey

February 28, 2011

BlackRock Series Fund, Inc.
Officers and Directors

Non-Interested Directors1

Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen

Length of Time Served as a Director[2]
Name, Address and Year of Birth	Position(s) Held with Fund		Principal Occupation(s) During Past Five Years		Public Directorships

Robert M. Hernandez	Chairman of the	Since 2007	Director, Vice Chairman and Chief	34 RICs	ACE Limited
55 East 52nd Street	Board, Director		Financial Officer of USX Corporation	consisting of	(insurance company);
New York, NY 10055	and Member of		(energy and steel business) from 1991 to	97 Portfolios	Eastman Chemical
1944	the Audit		2001 .		Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)

Fred G. Weiss	Vice Chairman of	Since 2000	Managing Director, FGW Associates	34 RICs	Watson
55 East 52nd Street	the Board,		(consulting and investment company)	consisting of	Pharmaceutical Inc.
New York, NY 10055	Chairman of the		since 1997; Director, Michael J. Fox	97 Portfolios
1941	Audit Committee		Foundation for Parkinson's Research
	and Director		since 2000; Director, BTG International
Plc (a global technology
commercialization company) from
2001 to 2007.

James H. Bodurtha	Director	Since 2007	Director, The China Business Group, Inc.	34 RICs	None
55 East 52nd Street			(consulting firm) since 1996 and	consisting of
New York, NY 10055			Executive Vice President thereof from	97 Portfolios
1944			1996 to 2003; Chairman of the Board,
Berkshire Holding Corporation since
1980 .

Bruce R. Bond	Director	Since 2007	Trustee and Member of the Governance	34 RICs	None
55 East 52nd Street			Committee, State Street Research	consisting of
New York, NY 10055			Mutual Funds from 1997 to 2005; Board	97 Portfolios
1946			Member of Governance, Audit and
Finance Committee, Avaya Inc. (computer
equipment) from 2003 to 2007.

Donald W. Burton	Director	Since 2002	Managing General Partner, The Burton	34 RICs	Knology, Inc.
55 East 52nd Street			Partnership, LP (an investment	consisting of	(telecommunications);
New York, NY 10055			partnership) since 1979; Managing	97 Portfolios	Capital Southwest
1944			General Partner, The South Atlantic		(financial)
Venture Funds since 1983; Member of
the Investment Advisory Council of the
Florida State Board of Administration
from 2001 to 2007.

Honorable	Director	Since 2007	Partner and Head of International	34 RICs	Alcatel-Lucent
Stuart E. Eizenstat			Practice, Covington and Burling (law firm)	consisting of	(telecommunications);
55 East 52nd Street			since 2001; International Advisory Board	97 Portfolios	Global Specialty
New York, NY 10055			Member, The Coca Cola Company since		Metallurgical
1943			2002; Advisory Board Member, BT		(metallurgical
			Americas (telecommunications) since		industry); UPS
			2004; Member of the Board of Directors,		Corporation (delivery
			Chicago Climate Exchange		service)
(environmental) since 2006; Member of
the International Advisory Board GML
(energy) since 2003.

Non-Interested Directors[1] (concluded)

Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen

Length of Time Served as a Director[2]
Name, Address and Year of Birth	Position(s) Held with Fund		Principal Occupation(s) During Past Five Years		Public Directorships

Kenneth A. Froot	Director	Since 2007	Professor, Harvard University since 1992.	34 RICs	None
55 East 52nd Street				consisting of
New York, NY 10055				97 Portfolios
1957

John F. O’Brien	Director	Since 2005	Chairman and Director, Woods Hole	34 RICs	Cabot Corporation
55 East 52nd Street			Oceanographic Institute since 2009 and	consisting of	(chemicals); LKQ
New York, NY 10055			Trustee thereof from 2003 to 2009;	97 Portfolios	Corporation (auto
1943			Director, Allmerica Financial Corporation		parts manufacturing);
			from 1995 to 2003; Director, ABIOMED		TJX Companies, Inc.
			from 1989 to 2006; Director, Ameresco,		(retailer)
Inc. (energy solutions company) from
2006 to 2007; Vice Chairman and
Director, Boston Lyric Opera from 2002
to 2007. .

Roberta Cooper Ramo	Director	Since 2007	Shareholder, Modrall, Sperling, Roehl,	34 RICs	None
55 East 52nd Street			Harris & Sisk, P.A. (law firm) since 1993;	consisting of
New York, NY 10055			Chairman of the Board, Cooper’s Inc.,	97 Portfolios
1942			(retail) since 2000; Director, ECMC Group
(service provider to students, schools
and lenders) since 2001; President, The
American Law Institute, (non-profit), since
2008; President, American Bar
Association from 1995 to 1996.

David H. Walsh	Director	Since 2003	Director, National Museum of Wildlife Art	34 RICs	None
55 East 52nd Street			since 2007; Trustee, University of	consisting of
New York, NY 10055			Wyoming Foundation since 2008;	97 Portfolios
1941			Director, Ruckleshaus Institute and Haub
School of Natural Resources at the
University of Wyoming from 2006 to
2008; Director, The American Museum of
Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to
2005

1	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003; and Fred G. Weiss since 1998.

Effective December 31, 2010, Richard R. West retired as a Director of the Fund. The Board wishes Mr. West well in his retirement.

Interested Directors[3]

Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen

Length of Time Served as a Director
Name, Address and Year of Birth	Position(s) Held with Fund		Principal Occupation(s) During Past Five Years		Public Directorships

Richard S. Davis	Director	Since 2007	Managing Director, BlackRock, Inc. since	169 RICs	None
55 East 52nd Street			2005; Chief Executive Officer, State	consisting of
New York, NY 10055			Street Research & Management	289 Portfolios
1945			Company from 2000 to 2005; Chairman
of the Board of Trustees, State Street
Research Mutual Funds from 2000 to
2005.

Laurence D. Fink	Director	Since 2007	Chairman and Chief Executive Officer of	34 RICs	BlackRock, Inc.
55 East 52nd Street			BlackRock, Inc. since its formation in	consisting of	(financial services)
New York, NY 10055			1998 and of BlackRock, Inc.’s	97 Portfolios
1952			predecessor entities since 1988 and
Chairman of the Executive and
Management Committees; Formerly
Managing Director, The First Boston
Corporation, Member of its Management
Committee, Co-head of its Taxable Fixed
Income Division and Head of its
Mortgage and Real Estate Products
Group; Chairman of the Board of several
of BlackRock’s alternative investment
vehicles; Director of several of
BlackRock’s offshore funds; Member of
the Board of Trustees of New York
University, Chair of the Financial Affairs
Committee and a member of the
Executive Committee, the Ad Hoc
Committee on Board Governance, and
the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of
Trustees, Chairman of the
Development/Trustee Stewardship
Committee and Chairman of the Finance
Committee; Trustee, The Boys’ Club of
New York.

Henry Gabbay	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to	169 RICs	None
55 East 52nd Street			2008; Managing Director, BlackRock, Inc.	consisting of
New York, NY 10055			from 1989 to 2007; Chief Administrative	289 Portfolios
1947			Officer, BlackRock Advisors, LLC from
1998 to 2007; President of BlackRock
Funds and BlackRock Bond Allocation
Target Shares from 2005 to 2007 and
Treasurer of certain closed-end funds in
the BlackRock fund complex from 1989
to 2006. .

3

Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliates, as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Fund Officers[1]

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served
Principal Occupation(s) During Past Five Years

John M. Perlowski	President and	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund
55 East 52nd Street	Chief Executive		Administration since 2009; Managing Director and Chief Operating Officer of the Global
New York, NY 10055	Officer		Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009;
1964			Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice
President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to
2009.

Brendan Kyne	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008
55 East 52nd Street			to 2009; Head of Product Development and Management for BlackRock's U.S. Retail
New York, NY 10055			Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock,
1977			Inc. from 2005 to 2008.

Brian Schmidt	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust
55 East 52nd Street			Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice
New York, NY 10055			President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of
1958			Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from
2001 to 2003.

Neal Andrews	Chief Financial	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of
55 East 52nd Street	Officer		Business Head of Fund Accounting and Administration at PNC Global Investment
New York, NY 10055			Servicing (U.S.) Inc. from 1992 to 2006.
1966

Jay Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant
55 East 52nd Street			Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset
New York, NY 10055			Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services
1970			Group from 2001 to 2006.

Brian Kindelan	Chief Compliance	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director
55 East 52nd Street	Officer		and Senior Counsel of BlackRock, Inc. since 2005.
New York, NY 10055
1959

Ira Shapiro	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate
55 East 52nd Street			General Counsel of Barclays Global Investors from 2008 to 2009 and principal thereof
New York, NY 10055			from 2004 to 2008.
1963

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Sub-Advisors	Accounting Agent
BlackRock Financial Management, Inc.	State Street Bank and Trust Company
New York, NY 10055	Princeton, NJ 08540

BlackRock Investment Management, LLC	Distributor
Plainsboro, NJ 08536	BlackRock Investments, LLC
New York, NY 10022
BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom	Independent Registered Public Accounting Firm
Deloitte & Touche LLP
BlackRock Institutional Management Corporation	Princeton, NJ 08540
Wilmington, DE 19809
Legal Counsel
Custodian	Willkie Farr & Gallagher LLP
The Bank of New York Mellon[2]	New York, NY 10019
New York, NY 10286
Address of the Fund
Brown Brothers Harriman & Co.[3]	100 Bellevue Parkway
Boston, MA 02109	Wilmington, DE 19809

2	For all Portfolios except BlackRock Global Allocation Portfolio.

3	For BlackRock Global Allocation Portfolio.

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund. Effective November 10, 2010, Ira Shapiro became Secretary of the Fund.

BlackRock Series Fund, Inc.
BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Portfolio’s Forms NQ may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Polices and Procedures

A description of the policies and procedures that each Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how each Portfolio voted proxies relating to securities held in each Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

59828-12/10

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$29,900	$29,900	$0	$0	$8,100	$8,100	$131	$1,028
BlackRock Capital Appreciation Portfolio	$22,700	$22,700	$0	$0	$8,100	$8,789	$33	$1,028
BlackRock Global Allocation Portfolio	$26,200	$26,200	$0	$0	$8,100	$10,426	$66	$1,028
BlackRock Government Income Portfolio	$36,700	$36,700	$0	$0	$8,100	$8,100	$45	$1,028
BlackRock High Income Portfolio	$26,700	$26,700	$0	$0	$8,100	$8,100	$9	$1,028
BlackRock Large Cap Core Portfolio	$21,700	$21,700	$0	$0	$8,100	$8,100	$38	$1,028
BlackRock Money Market Portfolio	$20,400	$20,400	$0	$0	$8,100	$8,100	$90	$733
BlackRock Total Return Portfolio	$28,700	$28,700	$0	$0	$8,100	$8,100	$27	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

     The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$19,008	$411,628
BlackRock Capital Appreciation Portfolio	$18,910	$412,317
BlackRock Global Allocation Portfolio	$18,943	$413,954
BlackRock Government Income Portfolio	$18,922	$411,628
BlackRock High Income Portfolio	$18,886	$411,628
BlackRock Large Cap Core Portfolio	$18,915	$411,628
BlackRock Money Market Portfolio	$18,967	$411,333
BlackRock Total Return Portfolio	$18,904	$411,628

(h)	The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto
12(a)(3) – Not Applicable
12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Series Fund, Inc.

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: March 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: March 4, 2011